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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21978

                          Pioneer Series Trust VI
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2013 through October 31, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                  Pioneer Floating
                  Rate Fund

--------------------------------------------------------------------------------
                  Annual Report | October 31, 2014
--------------------------------------------------------------------------------

                  Ticker Symbols:

                  Class A   FLARX
                  Class C   FLRCX
                  Class K   FLRKX*
                  Class Y   FLYRX
                  Class Z   FLZRX

                  * Share class was first publicly offered on December 11, 2013.

                  [LOGO] PIONEER
                         Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         48

Notes to Financial Statements                                                57

Report of Independent Registered Public Accounting Firm                      68

Approval of Investment Advisory Agreement                                    70

Trustees, Officers and Service Providers                                     75

                         Pioneer Floating Rate Fund | Annual Report | 10/31/14 1

President's Letter

Dear Shareowner,

As we move into the final months of 2014, we remain confident that U.S. economic growth remains self-sustaining despite weakness in foreign economies, and that the expansion will continue until the economy reaches full employment. Unemployment has ticked down below 6% and the number of job openings is at the highest level since 2000, while the number of people filing initial unemployment claims has fallen to the lowest level in fourteen years. Wage growth, while still low, is outpacing inflation, consumer debt burdens are modest and lower gasoline prices are freeing up discretionary spending power.

The global economic picture is less rosy, however, as the conflict between Russia and the Ukraine is exacting a toll on the European economy, Japan is still working through the impact of its large tax increase, and the growth of China's investment-driven economy has been slowing. There are also geopolitical and other threats to the outlook, such as the Ebola virus outbreak and the advance of ISIS in key areas of the Middle East. On balance, though, we expect the global economy to continue to grow over the remainder of 2014 and in 2015.

While our economic outlook is generally constructive and we believe opportunities remain for prudent investors to earn attractive returns, markets are likely to continue to be volatile, a scenario that offers the potential for rewards, but for increased risks as well.

Since 1928, Pioneer's investment professionals have worked on behalf of our shareholders, incorporating proprietary research to find attractive investment opportunities and prudent risk management to construct portfolios.

We continue to advocate the benefits of adhering to a disciplined investment strategy and encourage you to work with your financial advisor to develop and implement an overall investment plan that addresses both your short- and long-term goals.

2 Pioneer Floating Rate Fund | Annual Report | 10/31/14

On August 11, 2014, I joined Pioneer as the new President and CEO of Pioneer Investment Management USA, Inc. In my role, I will focus on preserving many of the rich qualities of our history, while meeting the challenges and capitalizing on the opportunities presented by an ever-changing world.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                         Pioneer Floating Rate Fund | Annual Report | 10/31/14 3

Portfolio Management Discussion | 10/31/14

Floating-rate bank loan investments produced positive returns during the 12-month period ended October 31, 2014, despite encountering a more volatile market environment over the final six months. In the following interview, Jonathan Sharkey discusses the factors that influenced the performance of Pioneer Floating Rate Fund during the 12-month period. Mr. Sharkey, a senior vice president and a portfolio manager at Pioneer, is responsible for the day-to-day management of the Fund.

Q   How did the Fund perform during the 12-month period ended October 31, 2014?

A Pioneer Floating Rate Fund's Class A shares returned 2.17% at net asset value during the 12-month period ended October 31, 2014, while the Fund's benchmark, the Barclays High Yield Loans Performing Index (the Barclays Index), returned 3.28%. During the same period, the average return of the 198 mutual funds in Lipper's Loan Participating Funds category was 2.45%, and the average return of the 232 mutual funds in Morningstar's Bank Loan Funds category was 2.49%.

Q How would you describe the investment environment for investors in bank loans during the 12-month period ended October 31, 2014?

A After a supportive environment had encouraged investments in floating-rate securities during the first half of the 12-month period, market concerns that increases in interest rates may happen later than anticipated caused the investment backdrop for bank loans to become more unsettled over the final six months of the period. Nevertheless, bank loan investments finished the period with positive returns.

    During the first few months of the Fund's fiscal year, new money flowed into the bank loan market as investors gained confidence in a growing U.S. economy, while being attracted to the low default rates of bank loans and the potential of loans to produce increased income in the event of rising interest rates. In that positive environment, lower-quality loans tended to outperform higher-quality loans. Market sentiment changed, however, during the second half of the Fund's fiscal year, amid growing concerns about threats to the global economy. In part, investors were worried about the potential effects of the U.S. Federal Reserve System's (the Fed's) scaling back and eventually ending its monthly bond purchases under the quantitative easing program. At the same time, potential economic headwinds created by certain geopolitical events also weighed on market sentiment. Economic sanctions taken against Russia by the United States and several European countries due to Russia's aggression against the Ukraine began having impacts not only on the Russian economy, but also on many European economies. Meanwhile, the increased violence created by more

4 Pioneer Floating Rate Fund | Annual Report | 10/31/14 militant Islamist groups in the Middle East, like ISIS, also raised new uncertainties and concerns for many investors. In addition, headlines began to appear with regard to the Fed's displeasure with lax bank underwriting standards. That, coupled with lower market expectations of future interest-rate increases, led to outflows from the bank-loan asset class.

    The most positive news during the period came from the United States, where the domestic economy demonstrated resilience after contracting in the first quarter of 2014. In the U.S., gross domestic product (GDP) bounced back to grow at an annual rate of 4.6% in the second quarter and at roughly 3.9% in the third quarter. While growth in China, which became the world's second-largest economy, continued to decelerate, the country's economy still grew at an annual pace of 7.5%. Meanwhile, world petroleum prices took an unexpected dip late in the period, a development which had both positive and negative effects on the global economy. While falling gasoline and fuel oil prices helped consumers, the declines also had potential negative effects on capital goods spending, a major part of which is devoted to energy production activities.

    As those many developments occurred, global fixed-income markets became increasingly volatile. U.S. Treasuries, which still were perceived by many as the safest and most liquid asset class, rallied. Prices rose as the 10-year Treasury yield declined from 2.6% to 2.3% over the full 12-month period, and from 3.3% to 2.3% during the first 10 months of 2014; however, bank loans and other more credit-sensitive securities experienced some difficulties.

    Money started flowing out of bank loans in April, when the Fed warned banks against making riskier loans and investors began to suspect that much-anticipated interest-rate hikes by the Fed might occur earlier than originally expected. The outflows from the bank loan market continued for much of the remainder of the period, but were partially mitigated when financial companies began issuing new collateralized loan obligations
    (CLOs), which are investment pools that invest in floating-rate loans. The new issuance of CLOs, which currently are on track to have a record year in issuance for 2015, increased loan demand and provided support for the loan asset class in the face of retail outflows. For much of the second half of the 12-month period, higher-quality bank loans began improving in performance relative to lower-quality loans, particularly CCC-rated debt and second-lien loans.

Q How did the Fund's positioning affect benchmark-relative performance during the 12-month period ended October 31, 2014?

A The Fund underperformed the Barclays Index over the full 12-month period. We tend to maintain an up-in-quality bias among the loans held in the Fund's portfolio, and that bias detracted from benchmark-relative performance early in

                         Pioneer Floating Rate Fund | Annual Report | 10/31/14 5 the period when lower-quality securities outperformed. Our focus on higher-rated loans than those in the Barclays Index proved to be a performance advantage for the Fund during much of the second half of the period, when market volatility increased, but that improvement was not enough to make up for the earlier underperformance relative to the benchmark.

    Among individual holdings, the better-performing loans in the Fund's portfolio during the period included the debt of three health care industry companies: AccentCare, a home health care and hospice services provider; Gentiva, a home health care provider; and Virtual Radiologic, which operates a network of radiology practices. Disappointing investments included loans to Britax, a manufacturer of car seats for babies and young children, and Weight Watchers International, a weight management services company. Loans to several oil industry-related companies also underperformed for the Fund late in the period as world oil prices declined significantly.

    At the end of the Fund's fiscal year on October 31, 2014, the Fund was significantly underweighted in CCC-rated loans, which represented less than one-half of one percent of invested assets. The Fund also was quite underweight in second-lien loans. Loans rated BB and lower are considered below investment grade.

    The default rate of the Fund's portfolio remains materially below that of the Barclays Index.

Q Did the Fund have any exposure to derivative securities during the 12-month period ended October 31, 2014, and did the derivatives affect the Fund's performance?

A Yes, we invested in some currency forward contracts as part of our strategy to reduce the risks associated with the portfolio's foreign currency exposure. As the U.S. dollar gained against most currencies during the period, those investments had a small positive effect on Fund performance. For liquidity purposes, we also had a small position in a high-yield credit default swap, but that derivative security had virtually no impact on the Fund's relative results.

Q   What is your investment outlook?

A We have a positive outlook for floating-rate bank loans and believe this could be a good time to be invested in the asset class, given our expectations for continued expansion of the domestic economy and increased corporate profits. Those factors should continue to keep the default rate for the loan asset class below long-term averages. The potential for continued market volatility also exists, primarily from factors outside the U.S. Global macroeconomic risks have increased due to the weakening of growth trends in China and Europe, and the increase of geopolitical concerns in both Eastern Europe and the Middle East.

6 Pioneer Floating Rate Fund | Annual Report | 10/31/14

    On balance, however, we think bank loans are well positioned to benefit from current trends. The domestic economy continues to grow at a moderate pace, and we anticipate continued growth at an annual rate of 2.5% to 3.0% over the next year. The persisting economic expansion has contributed to steady corporate earnings growth and solid balance sheets, thus enabling companies to meet their debt obligations. And yet, the current market for bank loans is widely discounted, which should give loans potential for price appreciation, especially when one considers the relatively low default rates in the loan market. We believe bank loans should become even more appealing investments when the Fed starts raising interest rates - which is widely anticipated to happen sometime in 2015 - and loan yields begin increasing as the floating-rate features of loans come into play.

Please refer to the Schedule of Investments on pages 17-47 for a full listing of Fund securities.

Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below-investment-grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The Fund may invest in high-yield securities of any rating, including securities that are in default at the time of purchase.

Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Unlike fixed-rate securities, floating-rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating-rate investments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                         Pioneer Floating Rate Fund | Annual Report | 10/31/14 7

Portfolio Summary | 10/31/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Secured Loans                                                      92.3%
U.S. Corporate Bonds                                                       3.6%
International Corporate Bonds                                              2.4%
Collateralized Mortgage Obligations                                        0.5%
Convertible Preferred Stocks                                               0.4%
U.S. Preferred Stocks                                                      0.4%
Temporary Cash Investment                                                  0.2%
Asset Backed Securities                                                    0.1%
U.S. Common Stocks                                                         0.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1.  Charter Communications Operating LLC, Term F Loan, 12/31/20          0.67%
-------------------------------------------------------------------------------
 2.  Albertsons LLC, Term B-2 Loan, 3/21/19                               0.61
-------------------------------------------------------------------------------
 3.  CWGS Group LLC, Term Loan, 2/20/20                                   0.59
-------------------------------------------------------------------------------
 4.  Tribune Media Co., Initial Term Loan, 11/20/20                       0.58
-------------------------------------------------------------------------------
 5.  FMG Resources August 2006 Pty, Ltd., Loan, 6/30/19                   0.57
-------------------------------------------------------------------------------
 6.  CityCenter Holdings LLC, Term B Loan, 10/16/20                       0.57
-------------------------------------------------------------------------------
 7.  Drillships Financing Holding, Inc., Tranche B-1 Term Loan, 3/31/21   0.56
-------------------------------------------------------------------------------
 8.  Avago Technologies Ltd., Tranche B Term Loan (First Lien), 4/16/21   0.56
-------------------------------------------------------------------------------
 9.  American Airlines, Inc., Class B Term Loan, 6/27/19                  0.55
-------------------------------------------------------------------------------
10.  Gardner Denver, Inc., Initial Dollar Term Loan, 7/30/20              0.55
-------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer Floating Rate Fund | Annual Report | 10/31/14

Prices and Distributions | 10/31/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                         10/31/14                  10/31/13
--------------------------------------------------------------------------------
            A                            $6.86                      $6.95
--------------------------------------------------------------------------------
            C                            $6.87                      $6.96
--------------------------------------------------------------------------------
            Y                            $6.88                      $6.97
--------------------------------------------------------------------------------
            Z                            $6.88                      $6.97
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                         10/31/14                 12/10/13*
--------------------------------------------------------------------------------
            K                            $6.86                     $6.95
--------------------------------------------------------------------------------

Distributions per Share: 11/1/13-10/31/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Net
                          Investment          Short-Term          Long-Term
          Class             Income           Capital Gains       Capital Gains
--------------------------------------------------------------------------------
            A              $0.2396               $  --               $  --
--------------------------------------------------------------------------------
            C              $0.1890               $  --               $  --
--------------------------------------------------------------------------------
            K              $0.2424               $  --               $  --
--------------------------------------------------------------------------------
            Y              $0.2626               $  --               $  --
--------------------------------------------------------------------------------
            Z              $0.2532               $  --               $  --
--------------------------------------------------------------------------------

The Barclays High Yield Loans Performing Index is an unmanaged index that provides broad and comprehensive total return metrics of the universe of syndicated term loans. To be included in the index, a bank loan must be dollar denominated, have at least $150 million in funded loans, a minimum term of one year, and a minimum initial spread of LIBOR+1.25%. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-14.

* Class K commenced operation on December 10, 2013.

                         Pioneer Floating Rate Fund | Annual Report | 10/31/14 9

Performance Update | 10/31/14                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Floating Rate Fund at public offering price during the periods shown, compared to that of the Barclays High Yield Loans Performing Index.

Cumulative Total Returns
(As of October 31, 2014)
--------------------------------------------------------------------------------
                    Net                   Public               Barclays High
                    Asset                 Offering             Yield Loans
                    Value                 Price                Performing
Period              (NAV)                 (POP)                Index
--------------------------------------------------------------------------------
Life of Class
(2/14/2007)         3.75%                  3.14%               4.66%
5 Years             5.22                   4.25                6.14
1 Year              2.17                  -2.46                3.28
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    1.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                       Barclays High Yield Loans
                       Pioneer Floating Rate Fund      Performing Index
 2/28/2007             $   9,550                       $  10,000
10/31/2007             $   9,670                       $  10,162
10/31/2008             $   7,972                       $   7,945
10/31/2009             $   9,845                       $  10,540
10/31/2010             $  10,774                       $  11,751
10/31/2011             $  11,095                       $  12,080
10/31/2012             $  11,919                       $  13,155
10/31/2013             $  12,424                       $  13,898
10/31/2014             $  12,694                       $  14,361

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Floating Rate Fund | Annual Report | 10/31/14

Performance Update | 10/31/14                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the Barclays High Yield Loans Performing Index.

Cumulative Total Returns
(As of October 31, 2014)
--------------------------------------------------------------------------------
                                                                 Barclays High
                                                                 Yield Loans
                    If                     If                    Performing
Period              Held                   Redeemed              Index
--------------------------------------------------------------------------------
Life of Class
(2/14/2007)         2.94%                  2.94%                 4.66%
5 Years             4.43                   4.43                  6.14
1 Year              1.43                   1.43                  3.28
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    1.83%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                       Barclays High Yield Loans
                       Pioneer Floating Rate Fund      Performing Index
 2/28/2007             $  10,000                       $  10,000
10/31/2007             $  10,070                       $  10,162
10/31/2008             $   8,211                       $   7,945
10/31/2009             $  10,069                       $  10,540
10/31/2010             $  10,921                       $  11,751
10/31/2011             $  11,176                       $  12,080
10/31/2012             $  11,898                       $  13,155
10/31/2013             $  12,327                       $  13,898
10/31/2014             $  12,503                       $  14,361

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 11

Performance Update | 10/31/14                                     Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the Barclays High Yield Loans Performing Index.

Cumulative Total Returns
(As of October 31, 2014)
--------------------------------------------------------------------------------
                                                                 Barclays High
                                                                 Yield Loans
                    If                      If                   Performing
Period              Held                    Redeemed             Index
--------------------------------------------------------------------------------
Life of Class
(2/14/2007)         3.81%                   3.81%                4.66%
5 Years             5.30                    5.30                 6.14
1 Year              2.57                    2.57                 3.28
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    0.76%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                       Barclays High Yield Loans
                       Pioneer Floating Rate Fund      Performing Index
 2/28/2007             $  10,000                       $  10,000
10/31/2007             $  10,121                       $  10,162
10/31/2008             $   8,344                       $   7,945
10/31/2009             $  10,304                       $  10,540
10/31/2010             $  11,277                       $  11,751
10/31/2011             $  11,613                       $  12,080
10/31/2012             $  12,475                       $  13,155
10/31/2013             $  13,004                       $  13,898
10/31/2014             $  13,339                       $  14,361

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 10, 2013, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 10, 2013, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Floating Rate Fund | Annual Report | 10/31/14

Performance Update | 10/31/14                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the Barclays High Yield Loans Performing Index.

Cumulative Total Returns
(As of October 31, 2014)
--------------------------------------------------------------------------------
                                                                 Barclays High
                                                                 Yield Loans
                    If                      If                   Performing
Period              Held                    Redeemed             Index
--------------------------------------------------------------------------------
Life of Class
(2/14/2007)         3.99%                   3.99%                4.66%
5 Years             5.54                    5.54                 6.14
1 Year              2.50                    2.50                 3.28
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                    Gross   Net
--------------------------------------------------------------------------------
                    0.83%   0.70%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                       Barclays High Yield Loans
                       Pioneer Floating Rate Fund      Performing Index
2/28/2007              $  5,000,000                    $  5,000,000
10/31/2007             $  5,061,980                    $  5,080,052
10/31/2008             $  4,174,504                    $  3,972,310
10/31/2009             $  5,163,652                    $  5,270,050
10/31/2010             $  5,665,295                    $  5,875,608
10/31/2011             $  5,841,313                    $  6,039,967
10/31/2012             $  6,295,679                    $  6,577,577
10/31/2013             $  6,595,680                    $  6,948,991
10/31/2014             $  6,760,856                    $  7,180,379

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2016, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 13

Performance Update | 10/31/14                                     Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the Barclays High Yield Loans Performing Index.

Cumulative Total Returns
(As of October 31, 2014)
--------------------------------------------------------------------------------
                                                            Barclays High
                                                            Yield Loans
                    If                   If                 Performing
Period              Held                 Redeemed           Index
--------------------------------------------------------------------------------
Life of Class
(2/14/2007)         3.86%                3.86%              4.66%
5 Years             5.37                 5.37               6.14
1 Year              2.37                 2.37               3.28
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                    Gross                         Net
--------------------------------------------------------------------------------
                    0.98%                         0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                       Barclays High Yield Loans
                       Pioneer Floating Rate Fund      Performing Index
2/28/2007              $  10,000                       $  10,000
10/31/2007             $  10,121                       $  10,162
10/31/2008             $   8,344                       $   7,945
10/31/2009             $  10,304                       $  10,540
10/31/2010             $  11,277                       $  11,751
10/31/2011             $  11,640                       $  12,080
10/31/2012             $  12,515                       $  13,155
10/31/2013             $  13,077                       $  13,898
10/31/2014             $  13,386                       $  14,361

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Z shares for periods prior to the inception of Class Z shares on August 8, 2011, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on August 8, 2011, would have been higher than the performance shown. For the period beginning August 8, 2011, the actual performance of Class Z shares is reflected. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2016, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Floating Rate Fund | Annual Report | 10/31/14

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on actual returns from May 1, 2014, through October 31, 2014.

----------------------------------------------------------------------------------------------------
Share Class                            A             C             K             Y             Z
----------------------------------------------------------------------------------------------------
Beginning Account                  $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 5/1/14
----------------------------------------------------------------------------------------------------
Ending Account                     $1,006.30     $1,002.77     $1,008.09     $1,008.06     $1,007.18
Value (after expenses)
on 10/31/14
----------------------------------------------------------------------------------------------------
Expenses Paid                      $    5.41     $    8.99     $    3.49     $    3.54     $    4.55
During Period*
----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.07%, 1.78%, 0.69%, 0.70% and 0.90% for Class A, Class C, Class K, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2014, through October 31, 2014.

----------------------------------------------------------------------------------------------------
Share Class                            A             C             K             Y             Z
----------------------------------------------------------------------------------------------------
Beginning Account                  $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 5/1/14
----------------------------------------------------------------------------------------------------
Ending Account                     $1,019.81     $1,016.23     $1,021.73     $1,021.68     $1,020.67
Value (after expenses)
on 10/31/14
----------------------------------------------------------------------------------------------------
Expenses Paid                      $    5.45     $    9.05     $    3.52     $    3.57     $    4.58
During Period*
----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.07%, 1.78%, 0.69%, 0.70% and 0.90% for Class A, Class C, Class K, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

16 Pioneer Floating Rate Fund | Annual Report | 10/31/14

Schedule of Investments | 10/31/14

------------------------------------------------------------------------------------------------------
                Floating
                Rate (b)
Shares          (unaudited)                                                              Value
------------------------------------------------------------------------------------------------------
                              PREFERRED STOCKS -- 0.5%
                              BANKS -- 0.3%
                              Diversified Banks -- 0.3%
       63,810          7.88   Citigroup Capital XIII, Floating Rate Note,
                              10/30/40                                                   $   1,698,622
       28,000          6.00   US Bancorp, Floating Rate Note (Perpetual)                       757,680
                                                                                         -------------
                                                                                         $   2,456,302
                                                                                         -------------
                              Total Banks                                                $   2,456,302
------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.2%
                              Consumer Finance -- 0.2%
       40,000          8.12   GMAC Capital Trust I, Floating Rate Note,
                              2/15/40                                                    $   1,069,200
                                                                                         -------------
                              Total Diversified Financials                               $   1,069,200
------------------------------------------------------------------------------------------------------
                              TOTAL PREFERRED STOCKS
                              (Cost $3,624,523)                                          $   3,525,502
------------------------------------------------------------------------------------------------------
                              CONVERTIBLE PREFERRED
                              STOCK -- 0.0%+
                              CAPITAL GOODS -- 0.0%+
                              Industrial Machinery -- 0.0%+
        1,000                 Stanley Black & Decker, Inc., 4.75%,
                              11/17/15                                                   $     134,850
------------------------------------------------------------------------------------------------------
                              TOTAL CONVERTIBLE PREFERRED STOCK
                              (Cost $100,000)                                            $     134,850
------------------------------------------------------------------------------------------------------
                              COMMON STOCKS -- 0.2%
                              CAPITAL GOODS -- 0.1%
                              Construction & Engineering -- 0.1%
      107,296                 Newhall Land Development LLC*                              $     410,407
                                                                                         -------------
                              Total Capital Goods                                        $     410,407
------------------------------------------------------------------------------------------------------
                              COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                              Diversified Support Services -- 0.0%+
           32                 IAP Worldwide Services, Inc.                               $      27,072
                                                                                         -------------
                              Total Commercial Services & Supplies                       $      27,072
------------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 0.1%
                              Education Services -- 0.1%
       26,266                 Cengage Learning Holdings II LP                            $     738,731
                                                                                         -------------
                              Total Consumer Services                                    $     738,731
------------------------------------------------------------------------------------------------------
                              TOTAL COMMON STOCKS
                              (Cost $1,117,224)                                          $   1,176,210
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 17

------------------------------------------------------------------------------------------------------
Principal       Floating
Amount          Rate (b)
USD ($)         (unaudited)                                                              Value
------------------------------------------------------------------------------------------------------
                              ASSET BACKED SECURITIES -- 0.1%
                              CONSUMER SERVICES -- 0.0%+
                              Hotels, Resorts & Cruise Lines -- 0.0%+
       87,837                 Westgate Resorts 2012-2 LLC, 9.0%,
                              1/21/25 (144A)                                             $      90,280
                                                                                         -------------
                              Total Consumer Services                                    $      90,280
------------------------------------------------------------------------------------------------------
                              BANKS -- 0.0%+
                              Thrifts & Mortgage Finance -- 0.0%+
       45,399          0.42   Aegis Asset Backed Securities Trust 2005-5,
                              Floating Rate Note, 12/25/35                               $      44,731
      121,661          0.78   Bayview Financial Acquisition Trust, Floating
                              Rate Note, 5/28/44                                               121,376
      116,528          0.43   Bear Stearns Asset Backed Securities Trust
                              2006-1, Floating Rate Note, 2/25/36                              115,502
                                                                                         -------------
                                                                                         $     281,609
                                                                                         -------------
                              Total Banks                                                $     281,609
------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.1%
                              Specialized Finance -- 0.1%
      271,699          0.58   Lease Investment Flight Trust, Floating Rate
                              Note, 7/15/31                                              $     182,039
      271,699          0.54   Lease Investment Flight Trust, Floating Rate
                              Note, 7/15/31                                                    195,624
                                                                                         -------------
                                                                                         $     377,663
                                                                                         -------------
                              Total Diversified Financials                               $     377,663
------------------------------------------------------------------------------------------------------
                              TOTAL ASSET BACKED SECURITIES
                              (Cost $715,669)                                            $     749,552
------------------------------------------------------------------------------------------------------
                              COLLATERALIZED MORTGAGE
                              OBLIGATIONS -- 0.5%
                              BANKS -- 0.4%
                              Thrifts & Mortgage Finance -- 0.4%
      250,000          0.95   ACA CLO 2006-2, Ltd., Floating Rate Note,
                              1/20/21 (144A)                                             $     245,863
      500,000          1.23   ACIS CLO 2014-4, Ltd., Floating Rate Note,
                              5/1/26 (144A)                                                    498,470
      195,927          2.33   American Home Mortgage Investment Trust
                              2005-1, Floating Rate Note, 6/25/45                              194,773
    1,000,000          3.05   JP Morgan Chase Commercial Mortgage
                              Securities Trust 2013-FL3, Floating Rate Note,
                              4/17/28 (144A)                                                   999,195
      500,000          1.68   KKR Financial CLO 2007-1, Ltd., Floating Rate
                              Note, 5/15/21 (144A)                                             495,802
      300,000          4.40   NorthStar 2012-1 Mortgage Trust, Floating Rate
                              Note, 8/27/29 (144A)                                             302,086
       99,518          0.75   RALI Series 2004-QS5 Trust, Floating Rate
                              Note, 4/25/34                                                     98,024

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Fund | Annual Report | 10/31/14

------------------------------------------------------------------------------------------------------
Principal       Floating
Amount          Rate (b)
USD ($)         (unaudited)                                                              Value
------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
      288,870          0.62   Sequoia Mortgage Trust 2004-12 REMICS,
                              Floating Rate Note, 1/20/35                                $     267,322
                                                                                         -------------
                                                                                         $   3,101,535
                                                                                         -------------
                                Total Banks                                              $   3,101,535
------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.1%
                              Other Diversified Financial Services -- 0.1%
      300,000          1.03   Stanfield Bristol CLO, Ltd., Floating Rate Note,
                              10/15/19 (144A)                                            $     298,308
      488,358          4.16   Velocity Commercial Capital Loan Trust 2011-1,
                              Floating Rate Note, 8/25/40 (144A)                               498,125
                                                                                         -------------
                                                                                         $     796,433
                                                                                         -------------
                              Total Diversified Financials                               $     796,433
------------------------------------------------------------------------------------------------------
                              TOTAL COLLATERALIZED MORTGAGE
                              OBLIGATIONS
                              (Cost $3,783,619)                                          $   3,897,968
------------------------------------------------------------------------------------------------------
                              CORPORATE BONDS -- 6.0%
                              ENERGY -- 0.8%
                              Oil & Gas Drilling -- 0.0%+
      100,000                 Offshore Group Investment, Ltd., 7.5%,
                              11/1/19                                                    $      85,250
------------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- 0.4%
    2,000,000                 Carrizo Oil & Gas, Inc., 8.625%, 10/15/18                  $   2,080,000
      500,000                 PetroQuest Energy, Inc., 10.0%, 9/1/17                           497,500
                                                                                         -------------
                                                                                         $   2,577,500
------------------------------------------------------------------------------------------------------
                              Oil & Gas Storage & Transportation -- 0.4%
    1,360,000                 Gibson Energy, Inc., 6.75%, 7/15/21 (144A)                 $   1,445,000
    1,405,000                 NuStar Logistics LP, 6.75%, 2/1/21                             1,527,938
                                                                                         -------------
                                                                                         $   2,972,938
                                                                                         -------------
                              Total Energy                                               $   5,635,688
------------------------------------------------------------------------------------------------------
                              MATERIALS -- 0.5%
                              Specialty Chemicals -- 0.1%
      900,000                 INEOS Group Holdings SA, 5.875%,
                              2/15/19 (144A)                                             $     898,875
------------------------------------------------------------------------------------------------------
                              Construction Materials -- 0.1%
      350,000                 Cemex SAB de CV, 5.875%, 3/25/19 (144A)                    $     362,688
------------------------------------------------------------------------------------------------------
                              Paper Packaging -- 0.2%
      500,000                 Graphic Packaging International, Inc.,
                              7.875%, 10/1/18                                            $     521,000
      732,000                 Packaging Dynamics Corp., 8.75%,
                              2/1/16 (144A)                                                    737,490
                                                                                         -------------
                                                                                         $   1,258,490
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 19

------------------------------------------------------------------------------------------------------
Principal       Floating
Amount          Rate (b)
USD ($)         (unaudited)                                                              Value
------------------------------------------------------------------------------------------------------
                              Paper Products -- 0.1%
      795,000                 Resolute Forest Products, Inc., 5.875%,
                              5/15/23                                                    $     761,212
                                                                                         -------------
                              Total Materials                                            $   3,281,265
------------------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 0.2%
                              Construction & Engineering -- 0.1%
      750,000                 MasTec, Inc., 4.875%, 3/15/23                              $     716,250
------------------------------------------------------------------------------------------------------
                              Electrical Components & Equipment -- 0.0%+
      250,000                 WireCo WorldGroup, Inc., 9.5%, 5/15/17                     $     255,000
------------------------------------------------------------------------------------------------------
                              Industrial Conglomerates -- 0.1%
      500,000                 Constellation Enterprises LLC, 10.625%,
                              2/1/16 (144A)                                              $     410,000
                                                                                         -------------
                              Total Capital Goods                                        $   1,381,250
------------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 0.2%
                              Airlines -- 0.2%
    1,500,000                 Air Canada, 6.75%, 10/1/19 (144A)                          $   1,578,750
                                                                                         -------------
                              Total Transportation                                       $   1,578,750
------------------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 0.5%
                              Homebuilding -- 0.5%
      480,000                 Brookfield Residential Properties, Inc.,
                              6.125%, 7/1/22 (144A)                                      $     510,000
    1,415,000                 DR Horton, Inc., 5.75%, 8/15/23                                1,508,744
    1,500,000                 Lennar Corp., 4.5%, 6/15/19                                    1,527,195
                                                                                         -------------
                                                                                         $   3,545,939
                                                                                         -------------
                              Total Consumer Durables & Apparel                          $   3,545,939
------------------------------------------------------------------------------------------------------
                              MEDIA -- 0.1%
                              Advertising -- 0.1%
      770,000                 MDC Partners, Inc., 6.75%, 4/1/20 (144A)                   $     798,875
------------------------------------------------------------------------------------------------------
                              Broadcasting -- 0.0%+
      210,000          0.77   NBCUniversal Enterprise, Inc., Floating Rate
                              Note, 4/15/16 (144A)                                       $     210,882
                                                                                         -------------
                              Total Media                                                $   1,009,757
------------------------------------------------------------------------------------------------------
                              RETAILING -- 0.1%
                              Specialty Stores -- 0.1%
      660,000                 Outerwall, Inc., 6.0%, 3/15/19                             $     651,750
                                                                                         -------------
                              Total Retailing                                            $     651,750
------------------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 0.1%
                              Packaged Foods & Meats -- 0.1%
      498,000                 Chiquita Brands International, Inc.,
                              7.875%, 2/1/21                                             $     546,555
                                                                                         -------------
                              Total Food, Beverage & Tobacco                             $     546,555
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Fund | Annual Report | 10/31/14

------------------------------------------------------------------------------------------------------
Principal       Floating
Amount          Rate (b)
USD ($)         (unaudited)                                                              Value
------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                              Health Care Equipment -- 0.1%
      713,000                 Physio-Control International, Inc.,
                              9.875%, 1/15/19 (144A)                                     $     768,258
------------------------------------------------------------------------------------------------------
                              Health Care Facilities -- 0.1%
      685,000                 CHS, Inc., 8.0%, 11/15/19                                  $     739,800
------------------------------------------------------------------------------------------------------
                              Health Care Technology -- 0.1%
    1,000,000                 MedAssets, Inc., 8.0%, 11/15/18                            $   1,037,500
                                                                                         -------------
                              Total Health Care Equipment & Services                     $   2,545,558
------------------------------------------------------------------------------------------------------
                              BANKS -- 0.2%
                              Diversified Banks -- 0.1%
      500,000          1.05   Bank of America Corp., Floating Rate
                              Note, 3/22/16                                              $     502,571
      180,000          5.95   Citigroup, Inc., Floating Rate Note (Perpetual)                  178,875
                                                                                         -------------
                                                                                         $     681,446
------------------------------------------------------------------------------------------------------
                              Regional Banks -- 0.1%
      560,000          4.45   The PNC Financial Services Group, Inc.,
                              Floating Rate Note (Perpetual)                             $     560,700
                                                                                         -------------
                              Total Banks                                                $   1,242,146
------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.1%
                              Multi-Sector Holdings -- 0.0%+
      250,000                 Fidelity National Financial, Inc., 5.5%, 9/1/22            $     271,811
------------------------------------------------------------------------------------------------------
                              Specialized Finance -- 0.1%
      615,000                 Nationstar Mortgage LLC, 6.5%, 8/1/18                      $     602,700
                                                                                         -------------
                              Total Diversified Financials                               $     874,511
------------------------------------------------------------------------------------------------------
                              INSURANCE -- 1.5%
                              Reinsurance -- 1.5%
      400,000          4.02   Armor Re, Ltd., Floating Rate Note, 12/15/16
                              (Cat Bond) (144A)                                          $     406,200
      500,000          3.43   Atlas IX Capital, Ltd., Floating Rate Note,
                              1/17/19 (Cat Bond) (144A)                                        505,850
      250,000          8.11   Atlas Reinsurance VII, Ltd., Floating Rate Note,
                              1/7/16 (Cat Bond) (144A)                                         259,475
      250,000          2.52   Bosphorus Re, Ltd., Floating Rate Note,
                              5/3/16 (Cat Bond) (144A)                                         249,850
      250,000          6.86   Caelus Re, Ltd., Floating Rate Note,
                              4/7/20 (Cat Bond) (144A)                                         264,925
      250,000          4.73   Combine Re, Ltd., Floating Rate Note,
                              1/7/15 (Cat Bond) (144A)                                         250,875
      250,000         10.26   Compass Re, Ltd., Floating Rate Note,
                              1/8/15 (Cat Bond) (144A)                                         253,200
      250,000          9.02   Compass Re, Ltd., Floating Rate Note,
                              1/8/15 (Cat Bond) (144A)                                         252,850

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 21

------------------------------------------------------------------------------------------------------
Principal       Floating
Amount          Rate (b)
USD ($)         (unaudited)                                                              Value
------------------------------------------------------------------------------------------------------
                              Reinsurance -- (continued)
      250,000          9.02   East Lane Re V, Ltd., Floating Rate Note,
                              3/16/16 (Cat Bond) (144A)                                  $     268,750
      250,000          4.03   Ibis Re II, Ltd., Floating Rate Note, 6/28/16
                              (Cat Bond) (144A)                                                256,425
      650,000          4.76   Kilimanjaro Re, Ltd., Floating Rate Note,
                              4/30/18 (Cat Bond) (144A)                                        671,775
      350,000          3.99   Longpoint Re, Ltd. III, Floating Rate Note,
                              5/18/16 (Cat Bond) (144A)                                        358,890
      250,000          9.01   Mystic Re, Ltd., Floating Rate Note,
                              3/12/15 (Cat Bond) (144A)                                        256,000
      250,000          8.24   Mythen Re, Ltd., Floating Rate Note,
                              5/7/15 (Cat Bond) (144A)                                         257,450
      500,000          7.27   Northshore Re, Ltd., Floating Rate Note,
                              7/5/16 (Cat Bond) (144A)                                         524,850
      550,000          7.50   Queen Street IV Capital, Ltd., Floating Rate
                              Note, 4/9/15 (Cat Bond) (144A)                                   559,735
      250,000         10.36   Queen Street VI Re, Ltd., Floating Rate Note,
                              4/9/15 (Cat Bond) (144A)                                         255,000
      600,000          8.61   Queen Street VII Re, Ltd., Floating Rate Note,
                              4/8/16 (Cat Bond) (144A)                                         624,180
      500,000          8.76   Residential Reinsurance 2011, Ltd., Floating
                              Rate Note, 12/6/16 (Cat Bond) (144A)                             516,450
      500,000          9.01   Residential Reinsurance 2011, Ltd., Floating
                              Rate Note, 6/6/15 (Cat Bond) (144A)                              519,900
      750,000          4.51   Residential Reinsurance 2012, Ltd., Floating
                              Rate Note, 12/6/16 (Cat Bond) (144A)                             778,500
      350,000         10.02   Residential Reinsurance 2012, Ltd., Floating
                              Rate Note, 6/6/16 (Cat Bond) (144A)                              387,415
      250,000          9.26   Residential Reinsurance 2013, Ltd., Floating
                              Rate Note, 6/6/17 (Cat Bond) (144A)                              268,450
      500,000          3.51   Sanders Re, Ltd., Floating Rate Note, 5/5/17
                              (Cat Bond) (144A)                                                509,500
      500,000          3.92   Sanders Re, Ltd., Floating Rate Note, 6/7/17
                              (Cat Bond) (144A)                                                512,600
      250,000         11.28   Successor X, Ltd., Floating Rate Note, 11/10/15
                              (Cat Bond) (144A)                                                261,650
      250,000          8.51   Tar Heel Re, Ltd., Floating Rate Note, 5/9/16
                              (Cat Bond) (144A)                                                265,975
      300,000          2.73   Vita Capital V, Ltd., Floating Rate Note, 1/15/17
                              (Cat Bond) (144A)                                                304,320
                                                                                         -------------
                                                                                         $  10,801,040
                                                                                         -------------
                              Total Insurance                                            $  10,801,040
------------------------------------------------------------------------------------------------------
                              REAL ESTATE -- 0.1%
                              Specialized REIT -- 0.1%
      500,000                 Aviv Healthcare Properties LP, 7.75%, 2/15/19              $     525,000
                                                                                         -------------
                              Total Real Estate                                          $     525,000
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Fund | Annual Report | 10/31/14

------------------------------------------------------------------------------------------------------
Principal       Floating
Amount          Rate (b)
USD ($)         (unaudited)                                                              Value
------------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 0.3%
                              Internet Software & Services -- 0.1%
      795,000                 VeriSign, Inc., 4.625%, 5/1/23                             $     792,019
------------------------------------------------------------------------------------------------------
                              Data Processing & Outsourced
                              Services -- 0.0%+
      250,000                 First Data Corp., 8.875%, 8/15/20 (144A)                   $     270,625
------------------------------------------------------------------------------------------------------
                              Application Software -- 0.2%
    1,300,000                 ACI Worldwide, Inc., 6.375%, 8/15/20 (144A)                $   1,355,250
                                                                                         -------------
                              Total Software & Services                                  $   2,417,894
------------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 0.7%
                              Integrated Telecommunication Services -- 0.6%
      405,000                 Cincinnati Bell, Inc., 8.375%, 10/15/20                    $     434,362
      805,000          1.76   Verizon Communications, Inc., Floating Rate
                              Note, 9/15/16                                                    823,174
      600,000                 Virgin Media Secured Finance Plc, 5.375%,
                              4/15/21 (144A)                                                   622,500
    1,320,000                 Windstream Corp., 7.75%, 10/1/21                               1,412,400
    1,000,000                 Windstream Corp., 8.125%, 9/1/18                               1,042,500
                                                                                         -------------
                                                                                         $   4,334,936
------------------------------------------------------------------------------------------------------
                              Wireless Telecommunication Services -- 0.1%
      550,000          0.61   Vodafone Group Plc, Floating Rate Note,
                              2/19/16                                                    $     551,108
                                                                                         -------------
                              Total Telecommunication Services                           $   4,886,044
------------------------------------------------------------------------------------------------------
                              UTILITIES -- 0.3%
                              Gas Utilities -- 0.0%+
      250,000                 Ferrellgas LP, 6.5%, 5/1/21                                $     251,875
------------------------------------------------------------------------------------------------------
                              Independent Power Producers &
                              Energy Traders -- 0.3%
    1,600,000                 NRG Energy, Inc., 6.25%, 7/15/22                           $   1,672,000
      375,000                 Star Energy Geothermal Wayang Windu, Ltd.,
                              6.125%, 3/27/20 (144A)                                           383,438
                                                                                         -------------
                                                                                         $   2,055,438
                                                                                         -------------
                              Total Utilities                                            $   2,307,313
------------------------------------------------------------------------------------------------------
                              TOTAL CORPORATE BONDS
                              (Cost $42,749,144)                                         $  43,230,460
------------------------------------------------------------------------------------------------------
                              SENIOR FLOATING RATE LOAN
                              INTERESTS -- 91.9%**
                              ENERGY -- 4.8%
                              Oil & Gas Drilling -- 1.7%
    4,196,875          6.00   Drillships Financing Holding, Inc.,
                              Tranche B-1 Term Loan, 3/31/21                             $   4,030,750
    1,750,000          7.50   Jonah Energy LLC, Term Loan (Second Lien),
                              5/8/21                                                         1,697,500

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 23

------------------------------------------------------------------------------------------------------
Principal       Floating
Amount          Rate (b)
USD ($)         (unaudited)                                                              Value
------------------------------------------------------------------------------------------------------
                              Oil & Gas Drilling -- (continued)
    1,662,339          5.75   Offshore Group Investment, Ltd.,
                              Term Loan, 3/28/19                                         $   1,496,105
    3,202,463          4.50   Pacific Drilling SA, Term Loan, 6/3/18                         3,079,702
    2,000,000          3.75   Paragon Offshore Finance, Term Loan,
                              7/16/21                                                        1,870,000
                                                                                         -------------
                                                                                         $  12,174,057
------------------------------------------------------------------------------------------------------
                              Oil & Gas Equipment & Services -- 0.5%
      698,250          3.75   77 Energy, Tranche B Loan (First Lien),
                              6/17/21                                                    $     684,576
    1,687,250          5.75   FR Dixie Acquisition Corp., Term Loan,
                              1/23/21                                                        1,654,209
      181,636          5.75   FTS International, Inc., Initial Term Loan.
                              4/16/21                                                          179,139
    1,022,438          5.25   McDermott International, Inc.,
                              Tranche B Loan (First Lien), 4/11/19                           1,003,906
                                                                                         -------------
                                                                                         $   3,521,830
------------------------------------------------------------------------------------------------------
                              Integrated Oil & Gas -- 0.5%
    1,783,229          5.25   ExGen Renewables I LLC, Term Loan, 2/5/21                  $   1,807,192
      593,769          4.50   Glenn Pool Oil & Gas Trust, Term Loan, 5/2/16                    595,254
    1,364,688          4.00   Seadrill Operating LP, Initial Term Loan, 2/14/21              1,295,234
                                                                                         -------------
                                                                                         $   3,697,680
------------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- 1.1%
    1,650,000          3.50   EP Energy LLC, Tranche B-3 Loan, 5/24/18                   $   1,615,969
    2,428,612          3.88   Fieldwood Energy LLC, Closing Date Loan,
                              9/25/18                                                        2,380,545
    3,050,000          5.00   Samson Investment Co., Tranche 1 Term Loan
                              (Second Lien), 9/25/18                                         2,836,500
    1,375,000          5.50   TPF II Power, LLC, Term Loan, 10/2/21                          1,371,562
                                                                                         -------------
                                                                                         $   8,204,576
------------------------------------------------------------------------------------------------------
                              Oil & Gas Refining & Marketing -- 0.6%
    1,328,215                 Pilot Travel Centers LLC, Initial Tranche B,
                              9/30/21 (c)                                                $   1,332,158
      795,000          2.40   Tesoro Corp., Initial Term Loan, 1/11/16                         790,270
    1,786,500          4.25   Western Refining, Inc., Term Loan 2013,
                              11/12/20                                                       1,769,380
                                                                                         -------------
                                                                                         $   3,891,808
------------------------------------------------------------------------------------------------------
                              Oil & Gas Storage & Transportation -- 0.3%
    2,029,500          6.50   Atlas Energy LP, Loan, 7/31/19                             $   2,030,768
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Fund | Annual Report | 10/31/14

------------------------------------------------------------------------------------------------------
Principal       Floating
Amount          Rate (b)
USD ($)         (unaudited)                                                              Value
------------------------------------------------------------------------------------------------------
                              Coal & Consumable Fuels -- 0.1%
      195,833         18.15   Bumi Resources Tbk PT, Term Loan, 8/15/13                  $      98,896
      793,240          5.50   Foresight Energy LLC, Term Loan, 8/21/20                         799,189
                                                                                         -------------
                                                                                         $     898,085
                                                                                         -------------
                              Total Energy                                               $  34,418,804
------------------------------------------------------------------------------------------------------
                              MATERIALS -- 9.5%
                              Commodity Chemicals -- 0.7%
    2,393,836          4.50   AZ Chem US, Inc., Tranche B Term Loan
                              (First Lien), 6/9/21                                       $   2,394,334
    2,430,735          4.00   Tronox Pigments BV, New Term Loan,
                              3/19/20                                                        2,409,804
                                                                                         -------------
                                                                                         $   4,804,138
------------------------------------------------------------------------------------------------------
                              Diversified Chemicals -- 1.6%
    3,076,351          3.50   Eagle Spinco, Inc., Term Loan, 1/28/17                     $   3,080,197
    2,147,434          5.00   Nexeo Solutions LLC, Initial Term Loan,
                              2/26/17                                                        2,139,381
    1,767,150          4.25   OXEA Sarl, Tranche B-2 Term Loan
                              (First Lien), 1/15/20                                          1,727,389
      727,627          5.50   Royal Adhesives & Sealants LLC,
                              Term B Loan (First Lien), 7/31/18                                732,175
    2,221,875          3.75   Tata Chemicals North America, Inc.,
                              Term Loan, 8/7/20                                              2,173,216
    1,474,495          5.00   Univar, Term B Loan, 2/14/17                                   1,467,122
                                                                                         -------------
                                                                                         $  11,319,480
------------------------------------------------------------------------------------------------------
                              Specialty Chemicals -- 2.6%
    1,758,286          4.50   Allnex Luxembourg & CY SCA,
                              Tranche B-1 Term Loan, 10/4/19                             $   1,751,692
      912,290          4.50   Allnex Luxembourg & CY SCA,
                              Tranche B-2 Term Loan, 10/4/19                                   908,869
    2,450,818          4.00   Axalta Coating Systems US Holdings,
                              Inc., Refinanced Term B Loan, 2/1/20                           2,415,588
    1,668,342          3.50   Chemtura Corp., New Term Loan, 8/29/16                         1,668,342
      859,827          2.68   Huntsman International LLC, Extended
                              Term B Loan, 4/19/17                                             851,766
    2,715,625          4.00   MacDermid, Inc., Tranche B Term Loan
                              (First Lien), 6/7/20                                           2,660,465
    2,023,662          4.25   OMNOVA Solutions, Inc., Term B-1 Loan,
                              5/31/18                                                        2,003,426
    3,538,477          4.00   PQ Corp., 2014 Term Loan, 8/7/17                               3,507,516
    1,917,718          3.25   Taminco Global Chemical Corp.,
                              Initial Tranche B-3 Dollar Term Loan, 2/15/19                  1,912,923
    1,485,327          3.00   WR Grace & Co-Conn, U.S. Term Loan,
                              1/23/21                                                        1,476,229
                                                                                         -------------
                                                                                         $  19,156,816
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 25

------------------------------------------------------------------------------------------------------
Principal       Floating
Amount          Rate (b)
USD ($)         (unaudited)                                                              Value
------------------------------------------------------------------------------------------------------
                              Construction Materials -- 0.2%
    1,581,070          4.25   CeramTec Service GmbH, Initial Dollar
                              Term B-1 Loan, 8/30/20                                     $   1,573,165
------------------------------------------------------------------------------------------------------
                              Metal & Glass Containers -- 0.3%
      314,420          4.00   Ardagh Holdings USA, Inc., Tranche B-3
                              Term Loan (First Lien), 12/17/19                           $     312,258
    1,500,000                 Crown Americas LLC, Term Loan B,
                              10/22/21 (c)                                                   1,507,188
      598,500          4.25   Devix Topco (fka Rexam Healthcare),
                              Term Loan B (First Lien), 5/3/21                                 594,011
                                                                                         -------------
                                                                                         $   2,413,457
------------------------------------------------------------------------------------------------------
                              Paper Packaging -- 0.8%
    1,133,842          7.50   Caraustar Industries, Inc., Term Loan, 5/1/19              $   1,143,763
      506,175          5.25   Coveris Holdings SA, USD Term Loan, 4/14/19                      509,655
    1,757,850          4.75   Kleopatra Acquisition Corp., Term B-1 Loan,
                              12/21/16                                                       1,760,047
    2,238,750          4.25   Multi Packaging Solutions, Inc., Initial Dollar
                              Tranche B Term, 9/30/20                                        2,209,366
                                                                                         -------------
                                                                                         $   5,622,831
------------------------------------------------------------------------------------------------------
                              Aluminum -- 0.5%
      268,125          5.75   Noranda Aluminum Acquisition Corp.,
                              Term B Loan, 2/28/19                                       $     261,589
    1,443,799          3.75   Novelis, Inc., Initial Term Loan, 3/10/17                      1,432,249
    2,084,250          5.50   TurboCombustor Technology, Inc.,
                              Initial Term Loan, 10/18/20                                    2,084,250
                                                                                         -------------
                                                                                         $   3,778,088
------------------------------------------------------------------------------------------------------
                              Diversified Metals & Mining -- 1.0%
    4,176,641          3.75   Fortescue Metals Group Ltd., Bank Loan,
                              6/30/19                                                    $   4,081,919
    2,999,828          4.00   US Silica Co., Term Loan, 7/23/20                              2,966,079
                                                                                         -------------
                                                                                         $   7,047,998
------------------------------------------------------------------------------------------------------
                              Steel -- 1.2%
    1,722,600          3.50   American Builders & Contractors Supply Co,
                              Inc., Term B Loan, 4/16/20                                 $   1,686,210
    1,002,488          4.50   Atkore International, Inc., Term Loan
                              (First Lien), 3/27/21                                            994,969
      982,500         12.25   Essar Steel Algoma, Inc., Term Loan, 11/15/14                    986,031
    1,733,894          4.75   JMC Steel Group, Inc., Term Loan, 4/1/17                       1,714,027
    1,245,926          4.00   Signode Industrial Group US, Inc., Tranche B
                              Term Loan (First Lien), 3/21/21                                1,225,680
    1,736,875          4.50   TMS International Corp., Term B Loan,
                              10/2/20                                                        1,724,573
                                                                                         -------------
                                                                                         $   8,331,490
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Fund | Annual Report | 10/31/14

------------------------------------------------------------------------------------------------------
Principal       Floating
Amount          Rate (b)
USD ($)         (unaudited)                                                              Value
------------------------------------------------------------------------------------------------------
                              Paper Products -- 0.6%
    3,456,250          5.75   Appvion, Inc., Term Commitment, 6/28/19                    $   3,434,648
    1,270,000          4.75   Ranpak Corp., USD Term Loan, 10/1/21                           1,266,298
                                                                                         -------------
                                                                                         $   4,700,946
                                                                                         -------------
                              Total Materials                                            $  68,748,409
------------------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 9.5%
                              Aerospace & Defense -- 3.4%
    2,594,853          4.00   Accudyne Industries Borrower SCA,
                              Refinancing Term Loan, 12/13/19                            $   2,543,768
    1,387,754          3.50   Alliant Techsystems, Inc., Term B Loan,
                              10/22/20                                                       1,385,152
      362,358          6.50   Cadence Aerospace LLC, Term Loan, 5/9/18                         359,942
      957,439          4.25   CPI International, Inc., Term B Loan, 11/17/17                   948,264
    2,327,164          5.00   DAE Aviation Holdings, Inc., Replacement
                              Tranche B-1 Loan, 11/2/18                                      2,330,806
    2,751,335          3.75   DigitalGlobe, Inc., Term Loan, 1/25/20                         2,739,298
    1,864,216          6.25   DynCorp International, Inc., Term Loan, 7/7/16                 1,862,352
    1,621,125          5.25   Sequa Corp., Initial Term Loan, 6/19/17                        1,545,743
    1,228,006          3.25   Spirit AeroSystems, Inc., Term Loan B, 9/30/20                 1,213,041
    1,054,983          5.00   Standard Aero, Ltd., Replacement Tranche
                              B-2 Loan, 11/2/18                                              1,055,642
    1,067,505          6.50   TASC, Inc., First Lien Term Loan, 2/28/17                      1,054,162
    1,686,992          5.75   The SI Organization, Inc., Term Loan
                              (First Lien), 11/19/19                                         1,689,804
    2,271,106          3.75   TransDigm, Inc., Tranche C Term Loan, 2/28/20                  2,238,458
      671,307          3.25   Wesco Aircraft Hardare Corp., Tranche B
                              Term Loan (First Lien), 2/24/21                                  659,560
    2,900,754          4.75   WPP Plc, 1st Lien Term Loan, 12/21/19                          2,884,437
                                                                                         -------------
                                                                                         $  24,510,429
------------------------------------------------------------------------------------------------------
                              Building Products -- 2.6%
    2,679,750          5.50   Armacell International GmbH, Term Loan B
                              (First Lien), 7/2/20                                       $   2,674,725
    2,488,236          3.50   Armstrong World Industries, Inc., Term Loan B,
                              3/15/20                                                        2,471,647
      917,390          4.00   Interline Brands, Inc., Term Loan (First Lien),
                              3/12/21                                                          898,086
    1,974,932          4.25   NCI Building Systems, Inc., Tranche B Term
                              Loan, 6/24/19                                                  1,942,839
    1,985,000          5.25   Norcraft Cos. Inc., Initial Loan, 11/12/20                     1,982,519
    1,692,758          3.75   Nortek, Inc., Term Loan, 10/30/20                              1,663,664
      587,050          4.00   Ply Gem Industries, Inc., Tranche B Term
                              Loan (First Lien), 1/22/21                                       579,529
    2,769,882          4.00   Quikrete Holdings, Inc., Initial Loan (First Lien),
                              9/26/20                                                        2,745,646

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 27

------------------------------------------------------------------------------------------------------
Principal       Floating
Amount          Rate (b)
USD ($)         (unaudited)                                                              Value
------------------------------------------------------------------------------------------------------
                              Building Products -- (continued)
    1,223,241          5.00   Summit Materials LLC, Term B Loan, 1/30/19                 $   1,225,280
    2,569,236          4.25   Unifrax Corp., New Term B Loan, 12/31/19                       2,549,967
                                                                                         -------------
                                                                                         $  18,733,902
------------------------------------------------------------------------------------------------------
                              Construction & Engineering -- 0.5%
      495,850          3.75   Aecom Technology, Term Loan B, 10/15/21                    $     496,160
    2,757,825          6.75   International Equipment Solutions LLC,
                              Initial Loan, 8/16/19                                          2,756,101
                                                                                         -------------
                                                                                         $   3,252,261
------------------------------------------------------------------------------------------------------
                              Electrical Components &
                              Equipment -- 0.6%
      623,328          5.25   Pelican Products, Inc., Term Loan
                              (First Lien), 4/8/20                                       $     620,212
    1,990,000          3.25   Southwire Co., Term Loan, 1/31/21                              1,936,105
    2,038,516          6.00   WireCo WorldGroup, Inc., Term Loan, 2/15/17                    2,045,524
                                                                                         -------------
                                                                                         $   4,601,841
------------------------------------------------------------------------------------------------------
                              Industrial Conglomerates -- 0.4%
      156,768          4.25   CeramTec Acquisition Corp., Initial Dollar
                              Term B-2 Loan, 8/30/20                                     $     155,984
      475,956          4.25   CeramTec GmbH, Dollar Term B-3 Loan,
                              8/30/20                                                          473,576
    1,371,563          4.50   Doosan Infracore, Tranche B Term, 5/28/21                      1,374,419
      750,000          4.25   Gates Global LLC, Tranche B Term Loan
                              (First Lien), 6/12/21                                            742,701
                                                                                         -------------
                                                                                         $   2,746,680
------------------------------------------------------------------------------------------------------
                              Construction & Farm Machinery &
                              Heavy Trucks -- 0.5%
      353,225          3.25   Manitowoc Co. Inc. (The), Term B Loan,
                              12/18/20                                                   $     346,372
    1,185,000          5.75   Navistar, Inc., Tranche B Term Loan, 8/17/17                   1,190,184
    1,715,641          4.00   Waupaca Foundry, Inc., Term Loan, 6/29/17                      1,712,781
                                                                                         -------------
                                                                                         $   3,249,337
------------------------------------------------------------------------------------------------------
                              Industrial Machinery -- 1.4%
    3,961,241          4.25   Gardner Denver, Inc., Initial Dollar
                              Term Loan, 7/30/20                                         $   3,907,875
    2,401,830          0.00   Schaeffler AG, Facility B-USD, 5/15/20 (c)                     2,397,338
    1,044,750          4.75   STS Operating, Inc., Term Loan, 2/11/21                        1,043,607
    1,287,153          4.26   Tank Holding Corp., Initial Term Loan, 7/9/19                  1,272,271
    1,392,375          5.75   Xerium Technologies, Inc., New Term Loan,
                              5/17/19                                                        1,391,505
                                                                                         -------------
                                                                                         $  10,012,596
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Fund | Annual Report | 10/31/14

------------------------------------------------------------------------------------------------------
Principal       Floating
Amount          Rate (b)
USD ($)         (unaudited)                                                              Value
------------------------------------------------------------------------------------------------------
                              Trading Companies & Distributors -- 0.1%
      817,831          3.75   WESCO Distribution, Inc., Tranche B-1 Loan,
                              12/12/19                                                   $     815,787
                                                                                         -------------
                              Total Capital Goods                                        $  67,922,833
------------------------------------------------------------------------------------------------------
                              COMMERCIAL SERVICES & SUPPLIES -- 4.6%
                              Diversified Commercial & Prof Svc -- 0.2%
    1,423,485          3.75   Seven Seas Cruises S de RL LLC, Term B2
                              Loan, 12/21/18                                             $   1,421,706
------------------------------------------------------------------------------------------------------
                              Environmental & Facilities Services -- 1.9%
      494,962          3.75   ADS Waste Holdings, Inc., Initial Tranche B-2,
                              10/9/19                                                    $     484,939
      463,167          3.25   Covanta Energy Corp., Term Loan, 3/28/19                         463,167
      957,854                 Granite Acquisition, Inc., Term B Loan,
                              10/15/21 (c)                                                     962,045
       42,146                 Granite Acquisition, Inc., Term C Loan,
                              10/15/21 (c)                                                      42,330
    2,448,659          3.00   Progressive Waste Solutions, Ltd., Term B
                              Loan, 10/31/19                                                 2,462,942
    2,079,000          6.25   Synagro Infrastructure Co., Inc., Term Loan,
                              6/30/20                                                        2,045,216
    1,473,750          6.25   Tervita Corp., Term Loan, 5/15/18                              1,433,528
    1,572,196          4.00   Waste Industries USA, Inc., Term B Loan,
                              3/17/17                                                        1,564,335
    1,999,688          5.50   Wastequip LLC, Term Loan, 8/9/19                               1,999,688
    1,976,775          4.00   WCA Waste Corp., Term Loan, 3/23/18                            1,959,478
                                                                                         -------------
                                                                                         $  13,417,668
------------------------------------------------------------------------------------------------------
                              Diversified Support Services -- 0.4%
      254,157          6.73   IAP Worldwide Services, Inc.,
                              Term Loan, 7/18/19                                         $     225,564
      502,553          7.50   infoGroup, Inc., Term B Loan, 5/26/18                            460,674
      626,729          3.50   KAR Auction Services, Inc., Tranche B-2
                              Term, 3/11/21                                                    621,433
    1,535,521          6.25   Language Line LLC, Tranche B Term Loan,
                              6/20/16                                                        1,533,921
                                                                                         -------------
                                                                                         $   2,841,592
------------------------------------------------------------------------------------------------------
                              Security & Alarm Services -- 1.2%
    2,426,174          4.25   Allied Security Holdings LLC, Closing Date
                              Term Loan (First Lien), 2/12/21                            $   2,402,924
      509,598          4.00   Garda World Security Corp., Term B Delayed
                              Draw Loan, 11/8/20                                               498,769
    1,992,064          4.00   Garda World Security Corp., Term B Loan,
                              11/1/20                                                        1,949,733

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 29

------------------------------------------------------------------------------------------------------
Principal       Floating
Amount          Rate (b)
USD ($)         (unaudited)                                                              Value
------------------------------------------------------------------------------------------------------
                              Security & Alarm Services -- (continued)
    1,853,598          4.25   Monitronics International, Inc., Term B Loan,
                              3/23/18                                                    $   1,849,544
    2,314,141          4.25   Protection One, Inc., Term Loan (2012),
                              3/21/19                                                        2,308,837
                                                                                         -------------
                                                                                         $   9,009,807
------------------------------------------------------------------------------------------------------
                              Human Resource & Employment
                              Services -- 0.3%
    1,922,888          3.50   On Assignment, Inc., Initial Term B
                              Loan, 5/15/20                                              $   1,912,072
------------------------------------------------------------------------------------------------------
                              Research & Consulting Services -- 0.6%
    3,111,233          3.25   Crown Castle International Corp., Tranche
                              B-2 Term Loan (First Lien), 1/31/21                        $   3,086,601
    1,123,658          5.00   Wyle, Tranche B Loan (First Lien), 5/22/21                     1,123,996
                                                                                         -------------
                                                                                         $   4,210,597
                                                                                         -------------
                              Total Commercial Services & Supplies                       $  32,813,442
------------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 3.6%
                              Air Freight & Logistics -- 0.9%
    1,485,886          5.00   Air Medical Group Holdings, Inc., B-1 Term
                              Loan, 6/30/18                                              $   1,494,245
      541,872          5.73   CEVA Group Plc, Pre-Funded L/C Loan,
                              3/19/21                                                          517,488
      568,571          6.50   Ceva Intercompany BV, Dutch BV Term,
                              3/19/21                                                          542,986
       98,030          6.50   Ceva Logistics Canada, ULC, Canadian
                              Term Loan, 3/19/21                                                93,618
      784,236          6.50   Ceva Logistics U.S. Holdings, Inc., US Term
                              Loan, 3/19/21                                                    748,946
    1,703,438          6.75   Ozburn-Hessey Holding Co LLC, Term
                              Loan, 5/23/19                                                  1,698,114
    1,687,250          5.25   Syncreon Group BV, Term Loan, 9/26/20                          1,683,032
                                                                                         -------------
                                                                                         $   6,778,429
------------------------------------------------------------------------------------------------------
                              Airlines -- 2.0%
    1,596,000          5.50   Air Canada, Term Loan, 9/26/19                             $   1,610,631
    3,989,500          3.75   American Airlines, Inc., Class B Term
                              Loan, 6/27/19                                                  3,939,631
    2,339,188          3.25   Atlantic Aviation FBO, Inc., Term Loan
                              (2013), 6/1/20                                                 2,310,923
     736,875           3.50   Delta Air Lines, Inc., 2014 Term B-1 Loan,
                              10/18/18                                                         723,212
    1,741,500          3.25   Delta Air Lines, Inc., Term Loan, 4/20/17                      1,732,009
    1,723,750          3.50   United Airlines, Inc., Class B Term Loan, 4/1/19               1,694,446
      898,955          3.50   US Airways, Inc., Tranche B-1 Term Loan
                              (Consenting), 5/23/19                                            879,291

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Fund | Annual Report | 10/31/14

------------------------------------------------------------------------------------------------------
Principal       Floating
Amount          Rate (b)
USD ($)         (unaudited)                                                              Value
------------------------------------------------------------------------------------------------------
                              Airlines -- (continued)
    1,498,259          3.00   US Airways, Inc., Tranche B-2 Term Loan
                              (Consenting), 11/23/16                                     $   1,483,745
                                                                                         -------------
                                                                                         $  14,373,888
------------------------------------------------------------------------------------------------------
                              Marine -- 0.5%
    1,492,500          6.00   Floatel International AB, Tranche B Term
                              Loan (First Lien), 5/22/20                                 $   1,450,523
    2,064,150          5.25   Navios Maritime Partners LP, Term Loan,
                              6/27/18                                                        2,081,351
                                                                                         -------------
                                                                                         $   3,531,874
------------------------------------------------------------------------------------------------------
                              Trucking -- 0.1%
      765,122          3.75   Swift Transportation Co., LLC, Tranche B
                              Term Loan (First Lien), 6/9/21                             $     761,934
------------------------------------------------------------------------------------------------------
                              Marine Ports & Services -- 0.1%
      795,455          5.25   SeaStar Solutions, Term Loan, 1/22/21                      $     796,450
                                                                                         -------------
                              Total Transportation                                       $  26,242,575
------------------------------------------------------------------------------------------------------
                              AUTOMOBILES & COMPONENTS -- 3.3%
                              Auto Parts & Equipment -- 2.3%
    1,628,404          4.75   Affinia Group, Inc., Tranche B-2 Term Loan,
                              4/25/20                                                    $   1,622,298
    2,177,668          3.75   Allison Transmission, Inc., Term B-3 Loan,
                              8/23/19                                                        2,164,058
    1,097,250          4.00   Cooper Standard Intermediate Holdco 2 LLC,
                              Term Loan, 3/28/21                                             1,087,649
    2,244,375          6.00   Henniges Automotive Holdings, Inc., Tranche B
                              Term Loan (First Lien), 6/11/21                                2,255,597
    1,850,000          4.50   MPG Holdco I, Inc., Initial Term Loan, 10/20/21                1,848,267
    1,919,537          4.25   Remy International, Inc., Term B Loan 2013,
                              3/5/20                                                         1,907,540
    3,570,874          3.23   Tower Automotive Holdings USA LLC,
                              Refinancing Term Loan, 4/23/20                                 3,532,191
    1,853,454          5.50   UCI International, Inc., Term Loan, 7/26/17                    1,854,998
                                                                                         -------------
                                                                                         $  16,272,598
------------------------------------------------------------------------------------------------------
                              Tires & Rubber -- 0.3%
    2,175,000          4.75   The Goodyear Tire & Rubber Co., Term Loan
                              (Second Lien), 3/27/19                                     $   2,183,156
------------------------------------------------------------------------------------------------------
                              Automobile Manufacturers -- 0.5%
    2,467,199          3.50   Chrysler Group LLC, Term Loan B, 5/24/17                   $   2,456,919
    1,225,000          6.00   Crown Group LLC, Term Loan (First Lien),
                              9/30/20                                                        1,212,750
                                                                                         -------------
                                                                                         $   3,669,669
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 31

------------------------------------------------------------------------------------------------------
Principal       Floating
Amount          Rate (b)
USD ($)         (unaudited)                                                              Value
------------------------------------------------------------------------------------------------------
                              Personal Products -- 0.2%
    1,381,538          3.50   Visteon Corp., Tranche B Loan (First Lien),
                              4/8/21                                                     $   1,367,722
                                                                                         -------------
                              Total Automobiles & Components                             $  23,493,145
------------------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 2.3%
                              Home Furnishings -- 0.5%
    2,715,167          4.25   Serta Simmons Holdings LLC, Term Loan,
                              10/1/19                                                    $   2,694,379
    1,194,753          3.50   Tempur Sealy International, Inc., New Term B
                              Loan, 3/18/20                                                  1,180,565
                                                                                         -------------
                                                                                         $   3,874,944
------------------------------------------------------------------------------------------------------
                              Housewares & Specialties -- 0.9%
    1,108,800          2.90   Jarden Corp., Tranche B1 Term Loan, 9/30/20                $   1,106,860
    2,561,896          4.00   Reynolds Group Holdings, Inc., Incremental
                              U.S. Term Loan, 12/31/18                                       2,551,382
    2,564,415          5.50   World Kitchen LLC, U.S. Term Loan, 3/4/19                      2,556,401
                                                                                         -------------
                                                                                         $   6,214,643
------------------------------------------------------------------------------------------------------
                              Leisure Products -- 0.3%
    2,028,857          4.00   Bombardier Recreational Products, Inc., Term B
                              Loan, 1/30/19                                              $   1,997,410
------------------------------------------------------------------------------------------------------
                              Apparel, Accessories & Luxury Goods -- 0.6%
    1,884,700          3.25   PVH Corp., Tranche B Term Loan, 12/19/19                   $   1,891,768
    2,990,147          5.75   Renfro Corp., Tranche B Term Loan, 1/23/19                     2,840,640
                                                                                         -------------
                                                                                         $   4,732,408
                                                                                         -------------
                              Total Consumer Durables & Apparel                          $  16,819,405
------------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 5.9%
                              Casinos & Gaming -- 1.4%
    1,133,450          3.25   Las Vegas Sands LLC, Tranche B-2 Term Loan
                              (First Lien), 12/19/20                                     $   1,130,617
    2,951,194          3.50   MGM Resorts International, Term B Loan,
                              12/20/19                                                       2,920,298
      600,000          3.75   Pinnacle Entertainment, Inc., Tranche B-2
                              Term Loan, 8/13/20                                               594,187
    3,025,000          6.00   Scientific Games, Initial Term B-2, 10/1/21                    2,966,863
    2,550,750          3.00   Seminole Tribe of Florida, Inc., Initial Term
                              Loan, 4/29/20                                                  2,546,766
                                                                                         -------------
                                                                                         $  10,158,731
------------------------------------------------------------------------------------------------------
                              Hotels, Resorts & Cruise Lines -- 1.3%
    2,772,000          3.50   Four Seasons Holdings Inc., Term Loan,
                              6/27/20                                                    $   2,747,745
    2,370,000          4.25   Great Wolf Resorts, Inc., Term B Loan, 8/6/20                  2,353,213

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Fund | Annual Report | 10/31/14

------------------------------------------------------------------------------------------------------
Principal       Floating
Amount          Rate (b)
USD ($)         (unaudited)                                                              Value
------------------------------------------------------------------------------------------------------
                              Hotels, Resorts & Cruise Lines -- (continued)
    1,231,579          3.50   Hilton Worldwide Finance LLC, Initial Term
                              Loan, 9/23/20                                              $   1,221,188
    1,683,000          4.00   Sabre GLBL, Inc., Incremental Term Loan,
                              2/19/19                                                        1,659,334
    1,063,295          4.00   Sabre GLBL, Inc., Term B Loan, 2/19/19                         1,049,073
                                                                                         -------------
                                                                                         $   9,030,553
------------------------------------------------------------------------------------------------------
                              Leisure Facilities -- 0.5%
    1,545,281          3.25   Cedar Fair LP, U.S. Term Facility, 3/6/20                  $   1,539,796
    2,433,049          3.50   Six Flags Theme Parks, Inc., Tranche B Term
                              Loan, 12/20/18                                                 2,425,952
                                                                                         -------------
                                                                                         $   3,965,748
------------------------------------------------------------------------------------------------------
                              Restaurants -- 1.2%
    2,596,064          3.75   Burger King Corp., Tranche B Term Loan
                              (2012), 9/28/19                                            $   2,595,241
    1,900,000          4.50   Burger King Worldwide, Inc., Term Loan B,
                              9/24/21                                                        1,901,452
    1,870,709          4.00   Landry's, Inc., B Term Loan, 4/24/18                           1,867,787
    2,406,683          4.25   PF Chang's China Bistro, Inc., Term Borrowing,
                              6/22/19                                                        2,326,961
                                                                                         -------------
                                                                                         $   8,691,441
------------------------------------------------------------------------------------------------------
                              Education Services -- 1.0%
    2,639,531          3.75   Bright Horizons Family Solutions, Inc., Term B
                              Loan, 1/14/20                                              $   2,607,363
    3,461,134          5.00   Laureate Education, Inc., New Series 2018
                              Extended Term Loan, 6/16/18                                    3,348,647
    1,053,651          5.75   McGraw-Hill Global Education Holdings LLC,
                              Term B Loan Refinancing, 3/22/19                               1,057,273
                                                                                         -------------
                                                                                         $   7,013,283
------------------------------------------------------------------------------------------------------
                              Specialized Consumer Services -- 0.5%
    4,728,000          4.00   Weight Watchers International, Inc., Initial
                              Tranche B-2 Term Loan, 4/2/20                              $   3,672,644
                                                                                         -------------
                              Total Consumer Services                                    $  42,532,400
------------------------------------------------------------------------------------------------------
                              MEDIA -- 8.4%
                              Advertising -- 0.8%
    2,624,036          6.75   Affinion Group, Inc., Tranche B Term Loan,
                              4/30/18                                                    $   2,550,781
    1,768,500          4.50   Crossmark Holdings, Inc., Term Loan (First
                              Lien), 12/20/19                                                1,729,446
    1,791,047          4.75   Getty Images, Inc., Initial Term Loan,
                              10/18/19                                                       1,690,861
                                                                                         -------------
                                                                                         $   5,971,088
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 33

------------------------------------------------------------------------------------------------------
Principal       Floating
Amount          Rate (b)
USD ($)         (unaudited)                                                              Value
------------------------------------------------------------------------------------------------------
                              Broadcasting -- 2.4%
    1,167,075          4.50   Catalina Holding Corp., Tranche B Term Loan
                              (First Lien), 4/3/21                                       $   1,130,604
      746,306          3.00   CBS Outdoor Americas Capital llc, Tranche B
                              Term Loan (First Lien), 1/15/21                                  733,867
    1,287,148          2.65   CSC Holdings LLC, Term B Loan, 4/17/20                         1,261,942
    1,922,715          4.00   Entercom Radio LLC, Term B-2 Loan, 11/23/18                    1,922,715
    2,098,535          4.50   Hubbard Broadcasting, Inc., Tranche 1 Term
                              Loan, 4/29/19                                                  2,090,011
    1,805,527          4.25   NEP, Amendment No. 3 Incremental Term
                              Loan (First Lien), 1/22/20                                     1,769,417
    1,485,000          3.25   Quebecor Media, Inc., Facility B-1 Tranche,
                              8/17/20                                                        1,446,947
      720,659          3.00   Sinclair Television Group, Inc., New Tranche B
                              Term Loan, 4/19/20                                               703,243
    4,149,512          4.00   Tribune Co., Tranche B Term Loan (First Lien),
                              11/20/20                                                       4,126,171
      738,750          4.00   Univision Communications, Inc., 2013
                              Incremental Term Loan, 3/1/20                                    731,516
    1,640,126          4.00   Univision Communications, Inc., Replacement
                              First-Lien Term Loan, 3/1/20                                   1,625,946
                                                                                         -------------
                                                                                         $  17,542,379
------------------------------------------------------------------------------------------------------
                              Cable & Satellite -- 2.7%
    2,474,202          3.50   Cequel Communications LLC, Term Loan,
                              2/14/19                                                    $   2,451,450
    4,838,750          3.00   Charter Communications Operating LLC, Term
                              F Loan, 1/1/21                                                 4,771,209
    1,913,109          3.75   Intelsat Jackson Holdings SA, Tranche B-2
                              Term Loan, 6/30/19                                             1,901,152
      447,004          4.50   Learfield Communications, Inc., 2014
                              Replacement Term Loan (First Lien), 10/9/20                      445,886
    1,715,000          4.00   MCC Georgia LLC, Tranche G Term Loan, 2/8/20                   1,692,491
      474,000          3.25   MCC Iowa LLC, Tranche H Term Loan, 1/29/21                       464,915
    2,477,572          3.50   Telesat Canada, U.S. Term B Loan, 3/28/19                      2,446,087
      750,000          3.50   Virgin Media Investment Holdings, Ltd., New
                              Term B Loan, 2/6/20                                              741,094
    1,333,247          4.75   WideOpenWest Finance LLC, Term B Loan,
                              4/1/19 (d)                                                     1,333,942
    1,207,098                 Ziggo BV, (USD) Tranche B-3 Term Loan,
                              1/15/22 (c)                                                    1,177,459
    1,138,945          3.25   Ziggo BV, Tranche B-1 Term Loan (First Lien),
                              1/15/22                                                        1,110,979
      733,957          3.25   Ziggo BV, Tranche B-2 Term Loan (First Lien),
                              1/15/22                                                          715,936
                                                                                         -------------
                                                                                         $  19,252,600
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Fund | Annual Report | 10/31/14

------------------------------------------------------------------------------------------------------
Principal       Floating
Amount          Rate (b)
USD ($)         (unaudited)                                                              Value
------------------------------------------------------------------------------------------------------

                              Movies & Entertainment -- 1.6%
    2,152,549          3.50   AMC Entertainment, Inc., Initial Term Loan,
                              4/30/20                                                   $   2,124,565
      414,988          3.75   Cinedigm Digital Funding I LLC, Term Loan,
                              2/28/18                                                         414,988
    2,077,182          3.25   Kasima LLC, Term Loan, 5/17/21                                2,057,708
    1,544,048          3.50   Live Nation Entertainment, Inc., Term B-1
                              Loan, 8/17/20                                                 1,525,700
    1,975,000          3.50   Seminole Hard Rock Entertainment, Inc., New
                              Term Loan B, 5/14/20                                          1,948,667
    3,143,250          3.75   WMG Acquisition Corp., Tranche B Refinancing
                              Term Loan, 7/1/20                                             3,049,606
                                                                                        -------------
                                                                                        $  11,121,234
-----------------------------------------------------------------------------------------------------
                              Publishing -- 0.9%
      765,155          7.00   Cengage Learning Acquisitions, Inc., Term Loan,
                              3/31/14                                                   $     767,355
      844,679          4.75   Interactive Data Corp., Tranche B Term Loan
                              (First Lien), 4/24/21                                           845,734
    2,679,750          6.25   McGraw-Hill School Education Holdings LLC,
                              Term B Loan, 12/18/19                                         2,687,567
    2,163,903          3.75   MTL Publishing LLC, Term B-2 Loan, 6/29/18                    2,141,104
                                                                                        -------------
                                                                                        $   6,441,760
                                                                                        -------------
                              Total Media                                               $  60,329,061
-----------------------------------------------------------------------------------------------------
                              RETAILING -- 2.5%
                              Department Stores -- 0.2%
    1,683,032          4.25   Neiman Marcus Group, Ltd., LLC, Other Term
                              Loan, 10/25/20                                            $   1,659,259
-----------------------------------------------------------------------------------------------------
                              Computer & Electronics Retail -- 0.3%
      995,000          3.75   Rent-A-Center, Inc., Term Loan (2014), 2/6/21             $     975,100
    1,187,923         12.00   Targus Group International, Inc., Term Loan,
                              5/24/16                                                         950,338
                                                                                        -------------
                                                                                        $   1,925,438
-----------------------------------------------------------------------------------------------------
                              Home Improvement Retail -- 0.5%
    3,402,447          4.50   Apex Tool Group LLC, Term Loan, 2/1/20                    $   3,232,324
-----------------------------------------------------------------------------------------------------
                              Specialty Stores -- 0.3%
    1,970,000          3.75   Michaels Stores, Inc., Term B Loan, 1/28/20               $   1,939,835
-----------------------------------------------------------------------------------------------------
                              Automotive Retail -- 1.2%
      565,386          3.00   Avis Budget Car Rental LLC, Tranche B Term
                              Loan, 3/15/19                                             $     560,910
    1,990,000          3.25   Chrysler Group LLC, Tranche B Term Loan,
                              12/29/18                                                      1,974,454
    4,219,375          5.75   CWGS Group LLC, Term Loan, 2/20/20                            4,235,198

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 35

------------------------------------------------------------------------------------------------------
Principal       Floating
Amount          Rate (b)
USD ($)         (unaudited)                                                              Value
------------------------------------------------------------------------------------------------------

                              Automotive Retail -- (continued)
    1,719,375          3.75   The Hertz Corp., Tranche B1 Term Loan,
                              3/11/18                                                    $   1,704,869
      492,500          3.00   The Hertz Corp., Tranche B-2 Term Loan,
                              3/11/18                                                          480,572
                                                                                         -------------
                                                                                         $   8,956,003
                                                                                         -------------
                              Total Retailing                                            $  17,712,859
------------------------------------------------------------------------------------------------------
                              FOOD & STAPLES RETAILING -- 2.3%
                              Drug Retail -- 0.3%
      698,250          4.50   Hearthside Group Holdings LLC, Term Loan
                              (First Lien), 4/24/21                                      $     695,195
    1,238,763          3.50   Rite Aid Corp., Tranche 7 Term Loan, 2/21/20                   1,228,955
                                                                                         -------------
                                                                                         $   1,924,150
------------------------------------------------------------------------------------------------------
                              Food Distributors -- 1.1%
    1,562,856          5.75   AdvancePierre Foods, Inc., Term Loan (First
                              Lien), 7/10/17                                             $   1,556,996
    1,481,250          4.75   Clearwater Seafoods LP, Term Loan B 2013,
                              6/26/19                                                        1,482,484
    3,523,375          4.25   Del Monte Foods Consumer Products, Inc.,
                              Term Loan (First Lien), 11/26/20                               3,316,377
    1,733,414          5.00   Windsor Quality Food Company, Ltd., Term B
                              Loan, 12/23/20                                                 1,730,706
                                                                                         -------------
                                                                                         $   8,086,563
------------------------------------------------------------------------------------------------------
                              Food Retail -- 0.9%
    4,353,266          4.75   Albertsons LLC, Term B-2 Loan, 3/21/19                     $   4,347,825
    1,995,591          3.50   Big Heart Pet Brands, Initial Term Loan,
                              2/24/20                                                        1,923,989
                                                                                         -------------
                                                                                         $   6,271,814
                                                                                         -------------
                              Total Food & Staples Retailing                             $  16,282,527
------------------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 2.9%
                              Agricultural Products -- 0.8%
    3,629,229          4.50   Arysta Lifescience SPC LLC, Initial Term Loan
                              (First Lien), 5/29/20                                      $   3,625,259
    1,990,000          3.25   Darling International, Inc., Term B USD Loan,
                              12/19/20                                                       1,979,403
                                                                                         -------------
                                                                                         $   5,604,662
------------------------------------------------------------------------------------------------------
                              Packaged Foods & Meats -- 2.1%
    3,361,982          5.00   CSM Bakery Solutions LLC, Term Loan (First
                              Lien), 7/3/20                                              $   3,338,169
    2,377,241          4.50   GFA Brands, Inc., Term Loan, 7/9/20                            2,340,108
    1,975,000          3.50   HJ Heinz Co., Term B2 Loan, 3/27/20                            1,965,125
      497,500          6.75   Hostess Brands, Inc., Term B Loan, 2/25/20                       508,072
    1,749,252          3.75   JBS USA LLC, Initial Term Loan, 5/25/18                        1,728,436

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Fund | Annual Report | 10/31/14

------------------------------------------------------------------------------------------------------
Principal       Floating
Amount          Rate (b)
USD ($)         (unaudited)                                                              Value
------------------------------------------------------------------------------------------------------
                              Packaged Foods & Meats -- (continued)
    2,712,880          3.25   Pinnacle Foods Finance LLC, New Term Loan
                              G, 4/29/20                                                 $   2,665,827
      841,500          3.25   Pinnacle Foods Finance LLC, Tranche H Term
                              Loan, 4/29/20                                                    826,774
    1,296,750          3.75   Post Holdings, Inc., Tranche B Loan (First
                              Lien), 5/23/21                                                 1,291,977
    1,000,000          4.50   Shearer's Foods, LLC, Term Loan (First Lien),
                              6/19/21                                                          995,313
                                                                                         -------------
                                                                                         $  15,659,801
                                                                                         -------------
                              Total Food, Beverage & Tobacco                             $  21,264,463
------------------------------------------------------------------------------------------------------
                              HOUSEHOLD & PERSONAL PRODUCTS -- 2.2%
                              Household Products -- 1.1%
    2,168,187          4.50   Polarpak, Inc., USD Term Loan (Canadian
                              Borrower Portion), 6/7/20                                  $   2,143,795
    1,127,871          4.50   Polarpak, Inc., USD Term Loan (U.S. Borrower
                              Portion), 6/7/20                                               1,115,183
    2,504,558          3.50   Spectrum Brands, Inc., Tranche C Term Loan,
                              8/13/19                                                        2,490,470
    2,430,828          4.01   SRAM LLC, Term Loan (First Lien), 4/10/20                      2,394,366
       13,010          4.50   WASH Multifamily Laundry Systems LLC, U.S.
                              Term Loan, 2/21/19                                                12,880
                                                                                         -------------
                                                                                         $   8,156,694
------------------------------------------------------------------------------------------------------
                              Personal Products -- 1.1%
      995,000          4.25   Atrium Innovations, Inc., Term Loan, 1/29/21               $     945,250
      250,000          7.75   Atrium Innovations, Inc., Tranche B Term Loan
                              (Second Lien), 7/29/21                                           236,875
    1,362,879          4.75   Federal-Mogul Corporation, Tranche C Term,
                              4/15/21                                                        1,356,254
    2,076,786          3.50   NBTY, Inc., Term B-2 Loan, 10/1/17                             2,037,327
    1,368,818          4.12   Prestige Brands, Inc., Term B-1 Loan, 1/31/19                  1,369,674
    1,687,250          4.00   Revlon Consumer Products Corp., Acquisition
                              Term Loan, 8/19/19                                             1,669,674
                                                                                         -------------
                                                                                         $   7,615,054
                                                                                         -------------
                              Total Household & Personal Products                        $  15,771,748
------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 6.9%
                              Health Care Equipment -- 0.5%
    1,288,552          3.25   Hologic, Inc., Refinancing Tranche B Term Loan,
                              8/1/19                                                     $   1,281,418
    2,038,557          4.00   Kinetic Concepts, Inc., Term DTL-E1 loan,
                              5/4/18                                                         2,027,090
                                                                                         -------------
                                                                                         $   3,308,508
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 37

------------------------------------------------------------------------------------------------------
Principal       Floating
Amount          Rate (b)
USD ($)         (unaudited)                                                              Value
------------------------------------------------------------------------------------------------------
                              Health Care Supplies -- 0.5%
      813,433          3.65   Biomet, Inc., Dollar Term B-2 Loan, 7/25/17                $     811,908
      875,000                 Halyard Health, Inc., Term Loan, 11/1/21 (c)                     876,916
    2,068,706          5.00   Immucor, Inc., Term B-2 Loan, 8/19/18                          2,069,136
                                                                                         -------------
                                                                                         $   3,757,960
------------------------------------------------------------------------------------------------------
                              Health Care Services -- 3.2%
      707,090          6.50   AccentCare, Inc., Term Loan, 12/22/16                      $     601,911
      888,753          4.25   Alliance HealthCare Services, Inc., Initial Term
                              Loan, 6/3/19                                                     878,199
      950,686          6.75   Ardent Medical Services, Inc., 1st Lien Term
                              Loan, 5/2/18                                                     954,251
      730,922          6.50   BioScrip, Inc., Delayed Draw Term Loan,
                              7/31/20                                                          735,185
    1,218,203          6.50   BioScrip, Inc., Initial Term B Loan, 7/31/20                   1,225,309
    1,508,762          4.00   BSN Medical GmbH & Co., KG, Facility B1A,
                              8/28/19                                                        1,505,933
    2,833,659          4.00   Envision Healthcare Corp., Initial Term Loan,
                              5/25/18                                                        2,817,277
    2,970,000          2.23   Fresenius US Finance I, Inc., Tranche B Term
                              Loan, 8/7/19                                                   2,956,388
    3,469,807          6.50   Gentiva Health Services, Inc., Initial Term B
                              Loan, 10/10/19                                                 3,480,651
      878,088          4.75   National Mentor Holdings, Inc., Tranche B Term
                              Loan, 1/31/21                                                    872,599
      767,265          5.25   National Surgical Hospitals, Inc., Tranche B-2
                              Term Loan, 7/11/19                                               769,183
      903,471          8.00   Rural, Term Loan, 6/30/18                                        862,814
      748,769          7.00   Surgery Center Holdings, Inc., Term Loan (First
                              Lien), 4/11/19                                                   750,176
      250,000          9.75   Surgery Center Holdings, Inc., Tranche B-2
                              Loan (Second Lien), 4/11/20                                      246,251
    1,680,930          4.50   Truven Health Analytics, Inc., New Tranche B
                              Term Loan, 6/6/19                                              1,645,210
    2,202,998          4.25   US Renal Care, Inc., Tranche B-2 Term Loan
                              (First Lien), 7/3/19                                           2,190,606
      907,758          7.25   Virtual Radiologic Corp., Term Loan A,
                              12/22/16                                                         696,704
                                                                                         -------------
                                                                                         $  23,188,647
------------------------------------------------------------------------------------------------------
                              Health Care Facilities -- 1.7%
      271,702          3.48   CHS, 2017 Term E Loan, 1/25/17                             $     271,299
    1,550,301          4.25   CHS, 2021 Term D Loan, 1/27/21                                 1,553,693
      330,317          2.98   HCA, Inc., Tranche B-4 Term Loan, 5/1/18                         329,147
    2,378,383          4.00   Kindred Healthcare, Inc., Tranche B Loan (First
                              Lien), 4/10/21                                                 2,357,572
    1,712,019          2.66   LifePoint Hospitals, Inc., Incremental Term
                              Loan B, 7/24/17                                                1,713,445

The accompanying notes are an integral part of these financial statements.

38 Pioneer Floating Rate Fund | Annual Report | 10/31/14

------------------------------------------------------------------------------------------------------
Principal       Floating
Amount          Rate (b)
USD ($)         (unaudited)                                                              Value
------------------------------------------------------------------------------------------------------
                              Health Care Facilities -- (continued)
    1,477,584          6.00   RegionalCare Hospital Partners, Inc., Term
                              Loan (First Lien), 4/21/19                                 $   1,480,355
      196,382          3.75   Select Medical Corp., Series E Tranche B Term
                              Loan, 6/1/18                                                     194,909
    2,469,987          6.75   Steward Health Care System LLC, Term Loan,
                              4/10/20                                                        2,453,006
      322,404          4.25   United Surgical Partners International, Inc.,
                              Extended Term Loan, 4/19/17                                      320,687
    1,774,975          4.75   United Surgical Partners International, Inc.,
                              New Tranche B Term Loan, 4/3/19                                1,778,569
                                                                                         -------------
                                                                                         $  12,452,682
------------------------------------------------------------------------------------------------------
                              Managed Health Care -- 0.1%
      282,668          9.75   MMM Holdings, Inc., Term Loan, 10/9/17                     $     280,548
      205,505          9.75   MSO of Puerto Rico, Inc., MSO Term Loan,
                              12/12/17                                                         203,450
                                                                                         -------------
                                                                                         $     483,998
------------------------------------------------------------------------------------------------------
                              Health Care Technology -- 0.9%
    1,581,448          4.00   ConvaTec, Inc., Dollar Term Loan, 12/22/16                 $   1,572,552
    2,451,783          3.75   Emdeon, Inc., Term B-2 Loan, 11/2/18                           2,433,904
      982,339          3.50   IMS Health, Inc., Term B Dollar Loan, 3/17/21                    970,674
    1,309,813          4.00   MedAssets, Inc., Term B Loan, 12/13/19                         1,302,019
                                                                                         -------------
                                                                                         $   6,279,149
                                                                                         -------------
                              Total Health Care Equipment & Services                     $  49,470,944
------------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY &
                              LIFE SCIENCES -- 3.5%
                              Biotechnology -- 0.4%
    3,222,275          3.50   Alkermes, Inc., 2019 Term Loan, 9/25/19                    $   3,178,639
------------------------------------------------------------------------------------------------------
                              Pharmaceuticals -- 3.0%
    1,700,000          4.50   Akorn, Inc., Term Loan B, 11/13/20                         $   1,692,194
      995,000          3.25   Endo Luxembourg Finance I Company Sarl,
                              Tranche B Term Loan (First Lien), 11/5/20                        985,050
    1,191,489          5.00   Generic Drug Holdings, Inc., Closing Date Term
                              Loan, 8/16/20                                                  1,194,467
    1,194,000          3.24   Grifols Worldwide Operations USA, Inc., U.S.
                              Tranche B Term Loam, 4/1/21                                    1,180,024
    2,859,928          3.25   Jazz Pharmaceuticals, Inc., Tranche 2 Term
                              Loan, 6/12/18                                                  2,842,054
    2,114,700          4.25   JLL, Initial Dollar Term Loan, 1/23/21                         2,060,323
    1,393,000          3.50   Mallinckrodt International Finance SA, Initial
                              Term B Loan, 3/6/21                                            1,381,931
    1,952,398          4.00   Par Pharmaceutical Companies, Inc., Term B-2
                              Loan, 9/28/19                                                  1,921,892

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 39

------------------------------------------------------------------------------------------------------
Principal       Floating
Amount          Rate (b)
USD ($)         (unaudited)                                                              Value
------------------------------------------------------------------------------------------------------
                              Pharmaceuticals -- (continued)
    1,283,310          4.25   PharMEDium Healthcare Corp., Initial Term
                              Loan (First Lien), 1/23/21                                 $   1,261,921
    1,097,896          3.25   RPI Finance Trust, Term B-2 Term Loan, 5/9/18                  1,095,014
      359,381          3.25   RPI Finance Trust, Term B-3 Term Loan,
                              11/9/18                                                          358,669
    2,406,250          4.25   Salix Pharmaceuticals, Inc., Term Loan,
                              12/17/19                                                       2,408,185
    1,279,190          3.50   Valeant Pharmaceuticals International, Inc.,
                              Series C-2 Tranche B Term Loan, 12/11/19                       1,269,367
    1,990,492          3.50   Valeant Pharmaceuticals International, Inc.,
                              Series E1 Tranche B Term Loan, 8/5/20                          1,978,051
                                                                                         -------------
                                                                                         $  21,629,142
------------------------------------------------------------------------------------------------------
                              Life Sciences Tools & Services -- 0.1%
      417,205          4.25   Catalent Pharma Solutions, Dollar Term Loan,
                              5/20/21                                                    $     417,280
                                                                                         -------------
                              Total Pharmaceuticals,
                              Biotechnology & Life Sciences                              $  25,225,061
------------------------------------------------------------------------------------------------------
                              BANKS -- 0.3%
                              Thrifts & Mortgage Finance -- 0.3%
    2,561,000          5.00   Ocwen Financial Corp., Initial Term Loan,
                              1/15/18                                                    $   2,474,566
                                                                                         -------------
                              Total Banks                                                $   2,474,566
------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 4.4%
                              Other Diversified Financial Services -- 2.4%
      750,000          5.50   4L Technologies, Inc., Term Loan, 5/8/20                   $     746,485
    1,322,133          3.50   AWAS Finance Luxembourg 2012 SA, Term
                              Loan, 7/16/18                                                  1,314,421
    1,485,000          4.50   CTI Foods Holding Co., LLC, Term Loan (First
                              Lien), 6/29/20                                                 1,466,438
      475,000          3.50   Delos Finance SARL, Tranche B Term Loan,
                              2/27/21                                                          473,278
    3,167,618          4.50   Fly Funding II Sarl, Term Loan, 8/9/18                         3,168,853
    1,226,562          6.00   Harland Clarke Holdings Corp., Tranche B-4
                              Term Loan, 8/17/19                                             1,229,629
    1,782,000          3.75   JBS USA LLC, Incremental Term Loan, 9/18/20                    1,759,725
    2,518,125          5.00   Livingston International, Inc., Initial Term B-1
                              Loan (First Lien), 4/18/19                                     2,441,007
    1,226,925          4.50   Nord Anglia Education, Initial Term Loan,
                              3/31/21                                                        1,216,189
    1,720,688          5.00   SBP Holdings, Ltd., Term Loan (First Lien),
                              3/24/21                                                        1,694,877
    1,751,227          5.25   WorldPay, Facility B2A Term Loan, 8/6/17                       1,757,064
                                                                                         -------------
                                                                                         $  17,267,966
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Floating Rate Fund | Annual Report | 10/31/14

------------------------------------------------------------------------------------------------------
Principal       Floating
Amount          Rate (b)
USD ($)         (unaudited)                                                              Value
------------------------------------------------------------------------------------------------------
                              Specialized Finance -- 0.7%
    2,034,625          5.75   Hyperion Insurance Group, Ltd., Term Loan,
                              10/4/19                                                    $   2,032,082
    3,142,574          4.25   Mirror BidCo Corp., New Incremental Term
                              Loan, 12/18/19                                                 3,113,766
                                                                                         -------------
                                                                                         $   5,145,848
------------------------------------------------------------------------------------------------------
                              Consumer Finance -- 0.3%
      455,917          4.00   Global Cash Access, Inc., Term Loan, 3/1/16                $     454,777
    1,298,475          4.00   Trans Union LLC, 2014 Replacement Term
                              Loan, 4/9/21                                                   1,281,433
                                                                                         -------------
                                                                                         $   1,736,210
------------------------------------------------------------------------------------------------------
                              Asset Management & Custody Banks -- 0.3%
    2,468,750          4.50   Clondalkin Acquisition BV, Term Loan, 5/28/20              $   2,437,891
------------------------------------------------------------------------------------------------------
                              Investment Banking & Brokerage -- 0.7%
    2,000,797          4.50   Duff & Phelps LLC, Initial Term Loan, 4/23/20              $   1,985,791
    2,970,000          4.25   Guggenheim Partners Investment Management
                              Holdings LLC, Initial Term Loan, 7/22/20                       2,955,150
                                                                                         -------------
                                                                                         $   4,940,941
                                                                                         -------------
                              Total Diversified Financials                               $  31,528,856
------------------------------------------------------------------------------------------------------
                              INSURANCE -- 1.6%
                              Insurance Brokers -- 0.7%
    2,121,184          5.00   AmWins Group LLC, New Term Loan (First
                              Lien), 9/6/19                                              $   2,120,743
    1,152,413          5.00   CGSC of Delaware Holdings Corp., Term Loan
                              (First Lien), 4/16/20                                          1,042,933
    2,089,458          4.25   USI Insurance Services LLC, Term B Loan,
                              12/30/19                                                       2,068,563
                                                                                         -------------
                                                                                         $   5,232,239
------------------------------------------------------------------------------------------------------
                              Life & Health Insurance -- 0.3%
    1,844,397          3.75   CNO Financial Group, Inc., Tranche B2 Term
                              Loan, 9/4/18                                               $   1,831,671
------------------------------------------------------------------------------------------------------
                              Multi-line Insurance -- 0.3%
    2,294,482          4.25   Alliant Holdings I, Inc., Initial Term Loan,
                              12/20/19                                                   $   2,262,933
------------------------------------------------------------------------------------------------------
                              Property & Casualty Insurance -- 0.3%
    2,145,831          5.75   Confie seguros Holding II Co., Term B Loan
                              (First Lien), 11/9/18                                      $   2,144,490
                                                                                         -------------
                              Total Insurance                                            $  11,471,333
------------------------------------------------------------------------------------------------------
                              REAL ESTATE -- 1.7%
                              Mortgage REIT -- 0.3%
    2,119,357          3.50   Starwood Property Trust, Inc., Term Loan
                              (First Lien), 4/17/20                                      $   2,074,321
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 41

------------------------------------------------------------------------------------------------------
Principal       Floating
Amount          Rate (b)
USD ($)         (unaudited)                                                              Value
------------------------------------------------------------------------------------------------------
                              Specialized REIT -- 0.3%
    2,324,600          3.25   The Geo Group, Inc., Term Loan, 4/3/20                     $   2,305,713
------------------------------------------------------------------------------------------------------
                              Diversified Real Estate Activities -- 0.6%
      492,500          2.90   CBRE Services, Inc., Tranche B Term Loan,
                              3/28/21                                                    $     489,114
    4,091,691          4.25   CityCenter Holdings LLC, Term B Loan,
                              10/16/20                                                       4,073,279
                                                                                         -------------
                                                                                         $   4,562,393
------------------------------------------------------------------------------------------------------
                              Real Estate Services -- 0.5%
    2,162,937          4.50   Altisource Solutions Sarl, Term B Loan,
                              12/9/20                                                    $   1,946,643
    1,606,235          4.33   GCA Services Group, Inc., Replacement Term
                              Loan (First Lien), 11/1/19                                     1,584,149
                                                                                         -------------
                                                                                         $   3,530,792
                                                                                         -------------
                              Total Real Estate                                          $  12,473,219
------------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 4.6%
                              Internet Software & Services -- 0.2%
      429,310          3.50   Dealertrack Technologies, Inc., Term Loan,
                              2/27/21                                                    $     424,033
      998,577          6.00   Vocus, Inc., Tranche B Loan (First Lien),
                              5/23/21                                                          976,109
                                                                                         -------------
                                                                                         $   1,400,142
------------------------------------------------------------------------------------------------------
                              IT Consulting & Other Services -- 0.9%
    1,402,167          3.75   Booz Allen Hamilton, Inc., Refinance Tranche
                              B, 7/31/19                                                 $   1,397,785
    2,408,112          4.50   Deltek, Inc., Term Loan (First Lien), 10/10/18                 2,397,577
    1,995,000          4.50   Evergreen Skills Lux Sarl, Initial Term Loan
                              (First Lien), 4/23/21                                          1,975,050
      691,525          4.50   PSAV Presentation Services, Tranche B Term
                              Loan (First Lien), 1/24/21                                       688,356
                                                                                         -------------
                                                                                         $   6,458,768
------------------------------------------------------------------------------------------------------
                              Data Processing & Outsourced
                              Services -- 0.5%
    1,387,680          3.73   First Data Corp., 2018 New Dollar Term
                              Loan, 3/24/18                                              $   1,376,752
    1,965,125          3.50   Genpact International, Inc., Term Loan,
                              8/30/19                                                        1,960,212
       74,250          4.50   Ship Midco, Ltd., Additional Term Facility,
                              11/30/19                                                          73,879
                                                                                         -------------
                                                                                         $   3,410,843
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Floating Rate Fund | Annual Report | 10/31/14

------------------------------------------------------------------------------------------------------
Principal       Floating
Amount          Rate (b)
USD ($)         (unaudited)                                                              Value
------------------------------------------------------------------------------------------------------
                              Application Software -- 1.5%
    1,659,573          4.25   Applied Systems, Inc., Initial Term Loan (First
                              Lien), 1/15/21                                             $   1,645,052
    2,475,000          4.25   Epiq Systems, Inc., Term Loan, 8/27/20                         2,462,625
      652,397          8.50   Expert Global Solutions, Inc., Term B Advance
                              (First Lien), 4/3/18                                             651,255
    1,123,740          3.75   Infor., Tranche B-5 Term Loan (First Lien),
                              6/3/20                                                         1,108,289
      850,000          7.50   Serena Software, Inc., Term Loan, 4/10/20                        852,833
    1,728,237          3.50   Verint Systems, Inc., Tranche B-2 Term Loan
                              (First Lien), 9/6/19                                           1,722,620
    2,188,681          4.25   Vertafore, Inc., Term Loan (2013), 10/3/19                     2,179,105
                                                                                         -------------
                                                                                         $  10,621,779
------------------------------------------------------------------------------------------------------
                              Systems Software -- 1.1%
    1,250,000          5.75   AVG Technologies N.V., Term Loan, 10/15/20                 $   1,230,469
    2,888,547          4.00   EZE Software Group LLC, Term B-1 Loan,
                              4/6/20                                                         2,847,024
      498,750          5.00   MSC Software Corp., Initial Term Loan (First
                              Lien), 5/28/20                                                   494,386
    1,488,750          5.00   P2 Upstream Acquisition Co., Term Loan (First
                              Lien), 10/30/20                                                1,481,306
    1,354,195          5.50   SafeNet, Inc., Tranche B Term Loan, 2/28/20                    1,352,502
      828,750          4.75   Sybil Finance BV, Initial Term Loan, 3/18/20                     827,024
                                                                                         -------------
                                                                                         $   8,232,711
------------------------------------------------------------------------------------------------------
                              Home Entertainment Software -- 0.4%
    1,864,500          3.25   Activision Blizzard, Inc., Term Loan, 7/26/20              $   1,865,084
    1,325,000          5.25   Micro Focus International, Term Loan B,
                              10/7/21                                                        1,283,925
                                                                                         -------------
                                                                                         $   3,149,009
                                                                                         -------------
                              Total Software & Services                                  $  33,273,252
------------------------------------------------------------------------------------------------------
                              TECHNOLOGY HARDWARE &
                              EQUIPMENT -- 1.4%
                              Communications Equipment -- 0.3%
      399,000          3.75   Ciena Corp., Term Loan, 7/15/19                            $     396,506
      691,254          2.73   Commscope, Inc., Tranche 3 Term Loan,
                              1/21/17                                                          689,526
    1,036,882          3.25   Commscope, Inc., Tranche 4 Term Loan,
                              1/14/18                                                        1,036,234
                                                                                         -------------
                                                                                         $   2,122,266
------------------------------------------------------------------------------------------------------
                              Electronic Equipment Manufacturers -- 0.5%
    1,930,054          4.50   Sensus USA, Inc., Term Loan (First Lien),
                              5/9/17                                                     $   1,881,802
    1,600,000                 Zebra Technologies, Term Loan B, 9/30/21 (c)                   1,614,000
                                                                                         -------------
                                                                                         $   3,495,802
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 43

------------------------------------------------------------------------------------------------------
Principal       Floating
Amount          Rate (b)
USD ($)         (unaudited)                                                              Value
------------------------------------------------------------------------------------------------------
                              Electronic Components -- 0.5%
      148,500          3.25   Belden Finance 2013 LP, Initial Term Loan,
                              9/9/20                                                     $     147,850
      677,625          6.25   FCI - Fidji Luxembourg Bc4 Sarl , Term Loan,
                              12/19/20                                                         681,013
    1,641,754          3.25   Generac Power Systems, Inc., Term Loan B,
                              5/31/20                                                        1,607,893
    1,394,258          5.00   Scitor Corp., Term Loan, 2/15/17                               1,381,152
                                                                                         -------------
                                                                                         $   3,817,908
------------------------------------------------------------------------------------------------------
                              Technology Distributors -- 0.1%
      788,003          3.25   CDW LLC, Term Loan, 4/25/20                                $     772,046
                                                                                         -------------
                              Total Technology Hardware & Equipment                      $  10,208,022
------------------------------------------------------------------------------------------------------
                              SEMICONDUCTORS &
                              SEMICONDUCTOR EQUIPMENT -- 1.2%
                              Semiconductor Equipment -- 0.5%
    1,546,770          3.50   Emtegris, Inc., Term Loan B, 3/25/21                       $   1,500,366
      574,898          3.25   Sensata Technologies BV, Term Loan, 5/12/18                      572,662
    1,539,265          4.75   VAT Holding AG, Term Loan, 1/28/21                             1,530,930
                                                                                         -------------
                                                                                         $   3,603,958
------------------------------------------------------------------------------------------------------
                              Semiconductors -- 0.7%
    3,990,000          3.75   Avago Technologies Ltd., Tranche B Term Loan
                              (First Lien), 4/16/21                                      $   3,982,874
      498,750          4.50   M/A-COM Technology, Initial Term Loan, 5/7/21                    498,750
      737,337          3.25   Microsemi Corp., Term Loan (First Lien),
                              3/14/21                                                          727,736
                                                                                         -------------
                                                                                         $   5,209,360
                                                                                         -------------
                              Total Semiconductors &
                              Semiconductor Equipment                                    $   8,813,318
------------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 1.8%
                              Integrated Telecommunication Services -- 1.1%
    2,772,000          4.00   Cincinnati Bell, Inc., Tranche B Term Loan,
                              9/10/20                                                    $   2,751,210
      492,500          5.25   Integra Telecom Holdings, Inc., Term B Loan,
                              2/22/19                                                          492,500
    1,015,992          4.75   Securus Technologies Holdings, Inc., Initial
                              Term Loan (First Lien), 4/30/20                                1,007,737
    1,636,644          3.25   West Corp., B-10 Term Loan (First Lien),
                              6/30/18                                                        1,614,959
      787,481          3.50   Windstream Corp., Tranche B-4 Term Loan,
                              1/8/20                                                           781,083
      990,205          3.50   Windstream Corp., Tranche B-5 Term Loan,
                              8/8/19                                                           981,739
                                                                                         -------------
                                                                                         $   7,629,228
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Floating Rate Fund | Annual Report | 10/31/14

------------------------------------------------------------------------------------------------------
Principal       Floating
Amount          Rate (b)
USD ($)         (unaudited)                                                              Value
------------------------------------------------------------------------------------------------------
                              Wireless Telecommunication Services -- 0.7%
    1,100,385          4.50   Numericable U.S. LLC, Tranche B-1 Term Loan,
                              4/23/20                                                    $   1,104,216
      951,683          4.50   Numericable-SFR, Tranche B-2 Loan (First
                              Lien), 4/23/20                                                   954,997
    1,175,787          4.00   Syniverse Holdings, Inc., Initial Term Loan,
                              4/23/19                                                        1,164,764
    2,204,282          4.00   Syniverse Holdings, Inc., Tranche B Term Loan,
                              4/23/19                                                        2,171,218
                                                                                         -------------
                                                                                         $   5,395,195
                                                                                         -------------
                              Total Telecommunication Services                           $  13,024,423
------------------------------------------------------------------------------------------------------
                              UTILITIES -- 2.7%
                              Electric Utilities -- 1.0%
    1,842,786          4.75   Atlantic Power LP, Term Loan, 2/20/21                      $   1,835,876
    2,616,875          3.00   Calpine Construction Finance Co., LP, Term B-1
                              Loan, 5/3/20                                                   2,548,182
    1,976,542          4.25   Star West Generation LLC, Term B Advance,
                              3/13/20                                                        1,964,188
      679,080          3.75   Texas Competitive Electric Holdings Co., LLC,
                              DIP Delayed Draw Term Loan (2014), 5/5/16                        683,834
                                                                                         -------------
                                                                                         $   7,032,080
------------------------------------------------------------------------------------------------------
                              Water Utilities -- 0.3%
    1,736,875          4.75   WTG Holdings III Corp., Term Loan (First Lien),
                              12/12/20                                                   $   1,727,105
------------------------------------------------------------------------------------------------------
                              Independent Power Producers &
                              Energy Traders -- 1.4%
    1,399,250          4.00   Calpine Corp., Term Loan (3/11), 4/1/18                    $   1,392,254
      539,675          4.00   Calpine Corp., Term Loan, 9/27/19                                534,995
    1,215,385          4.00   Dynegy, Inc., Tranche B-2 Term Loan, 4/23/20                   1,210,067
    2,059,302          2.75   NRG Energy, Inc., Term Loan (2013), 7/1/18                     2,025,034
    3,476,951          3.75   NSG Holdings LLC, New Term Loan, 12/11/19                      3,446,528
    1,752,747          3.50   Ruby Western Pipeline Holdings LLC, Term
                              Loan, 3/27/20                                                  1,748,365
                                                                                         -------------
                                                                                         $  10,357,243
                                                                                         -------------
                              Total Utilities                                            $  19,116,428
------------------------------------------------------------------------------------------------------
                              TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                              (Cost $667,878,771)                                        $ 661,431,093
------------------------------------------------------------------------------------------------------
                              TEMPORARY CASH INVESTMENT -- 0.3%
                              CERTIFICATE OF DEPOSIT -- 0.3%
    1,800,000                 Prudential Financial Inc., 0.0%, 11/3/14                   $   1,799,991
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 45

------------------------------------------------------------------------------------------------------
Principal       Floating
Amount          Rate (b)
USD ($)         (unaudited)                                                              Value
------------------------------------------------------------------------------------------------------
                              TOTAL TEMPORARY CASH INVESTMENT
                              (Cost $1,799,994)                                          $   1,799,991
------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENT IN SECURITIES -- 99.5%
                              (Cost $721,813,944) (a)                                    $ 715,945,626
------------------------------------------------------------------------------------------------------
                              OTHER ASSETS & LIABILITIES -- 0.5%                         $   3,686,591
------------------------------------------------------------------------------------------------------
                              TOTAL NET ASSETS -- 100.0%                                 $ 719,632,217
------------------------------------------------------------------------------------------------------

+             Amount rounds to less than 0.1%.

*             Non-income producing security.

REIT          Real Estate Investment Trust.

(Perpetual)   Security with no stated maturity date.

(Cat Bond)    Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

REMICS        Real Estate Mortgage Investment Conduits.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
              Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2014, the value of these securities amounted to $24,581,800 or 3.4% of total net assets.

(a) At October 31, 2014, the net unrealized depreciation on investments based on cost for federal income tax purposes of $722,399,997 was as follows:

                 Aggregate gross unrealized appreciation for all investments in which
                   there is an excess of value over tax cost                                  $ 3,189,297

                 Aggregate gross unrealized depreciation for all investments in which
                   there is an excess of tax cost over value                                   (9,643,668)
                                                                                              -----------
                 Net unrealized depreciation                                                  $(6,454,371)
                                                                                              ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c)           Rate to be determined (TBD).

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

EURO          Euro

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2014 aggregated $355,320,191 and $436,295,175, respectively.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Floating Rate Fund | Annual Report | 10/31/14

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 -- quoted prices in active markets for identical securities.

    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3.

The following is a summary of the inputs used as of October 31, 2014, in valuing the Fund's investments:

---------------------------------------------------------------------------------------------
                              Level 1          Level 2          Level 3          Total
---------------------------------------------------------------------------------------------
Preferred Stocks              $ 3,525,502      $         --     $         --     $  3,525,502
Convertible Preferred Stock       134,850                --               --          134,850
Common Stocks                          --         1,176,210               --        1,176,210
Asset Backed Securities                --           749,552               --          749,552
Collateralized Mortgage
    Obligations                        --         3,897,968               --        3,897,968
Corporate Bonds                        --        43,230,460               --       43,230,460
Senior Floating Rate
    Loan Interests                     --       661,431,093               --      661,431,093
Certificate of Deposit                 --         1,799,991               --        1,799,991
---------------------------------------------------------------------------------------------
Total                         $ 3,660,352      $712,285,274     $         --     $715,945,626
=============================================================================================

During the year ended October 31, 2014, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 47

Statement of Assets and Liabilities | 10/31/14

ASSETS:
  Investment in securities (cost $721,813,944)                    $715,945,626
  Cash                                                               5,387,835
  Receivables --
     Investment securities sold                                      8,384,412
     Fund shares sold                                                1,902,911
     Interest                                                        2,970,540
     Dividends                                                           1,188
     Due from Pioneer Investment Management, Inc.                      142,383
  Prepaid expenses                                                      22,253
--------------------------------------------------------------------------------
         Total assets                                             $734,757,148
================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                              $ 12,018,080
     Fund shares repurchased                                         2,442,290
     Dividends                                                         183,234
     Due to custodian                                                        4
     Trustee fees                                                        2,861
  Due to affiliates                                                    259,982
  Accrued expenses                                                     218,480
--------------------------------------------------------------------------------
         Total liabilities                                        $ 15,124,931
================================================================================
NET ASSETS:
  Paid-in capital                                                 $729,848,452
  Undistributed net investment income                                   35,586
  Accumulated net realized loss on investments, swap
     contracts and foreign currency transactions                    (4,381,812)
  Net unrealized depreciation on investments                        (5,868,318)
  Net unrealized depreciation on delayed draw
     loan commitments                                                   (1,691)
--------------------------------------------------------------------------------
         Total net assets                                         $719,632,217
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $238,763,811/34,806,669 shares)               $       6.86
  Class C (based on $112,116,974/16,321,478 shares)               $       6.87
  Class K (based on $9,869/1,439 shares)                          $       6.86
  Class Y (based on $352,114,793/51,177,961 shares)               $       6.88
  Class Z (based on $16,626,770/2,417,335 shares)                 $       6.88
MAXIMUM OFFERING PRICE:
  Class A ($6.86 (divided by) 95.5%)                              $       7.18
================================================================================

The accompanying notes are an integral part of these financial statements.

48 Pioneer Floating Rate Fund | Annual Report | 10/31/14

Statement of Operations

For the Year Ended 10/31/14

INVESTMENT INCOME:
  Interest                                                        $38,279,867
  Dividends                                                           270,812
-------------------------------------------------------------------------------------------------
         Total investment income                                                   $ 38,550,679
-------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                 $ 4,896,918
  Transfer agent fees
     Class A                                                           44,268
     Class C                                                           19,897
     Class Y                                                            5,275
     Class Z                                                              437
  Distribution fees
     Class A                                                          680,270
     Class C                                                        1,266,757
  Shareholder communications expense                                  908,323
  Administrative reimbursement                                        274,698
  Custodian fees                                                       94,217
  Registration fees                                                   129,903
  Professional fees                                                   130,861
  Printing expense                                                     46,229
  Fees and expenses of nonaffiliated Trustees                          34,030
  Miscellaneous                                                       361,291
-------------------------------------------------------------------------------------------------
     Total expenses                                                                 $  8,893,374
     Less fees waived and expenses reimbursed by
         Pioneer Investment Management, Inc.                                            (553,888)
-------------------------------------------------------------------------------------------------
     Net expenses                                                                   $  8,339,486
-------------------------------------------------------------------------------------------------
         Net investment income                                                      $ 30,211,193
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS, DELAYED DRAW LOAN COMMITMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                  $(2,303,561)
     Swap contracts                                                   137,657
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies               4,417      $ (2,161,487)
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                  $(8,359,175)
     Swap contracts                                                   (78,893)
     Delayed draw loan commitments                                     (1,691)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies               4,967      $ (8,434,792)
-------------------------------------------------------------------------------------------------
  Net loss on investments, swap contracts, delayed draw
     loan commitments and foreign currency transactions                            $(10,596,279)
-------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                             $ 19,614,914
=================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 49

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------
                                                               Year Ended        Year Ended
                                                               10/31/14          10/31/13
-----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                          $   30,211,193    $  21,735,850
Net realized loss on investments, swap contracts
  and foreign currency transactions                                (2,161,487)        (858,826)
Change in net unrealized appreciation (depreciation)
  on investments, swap contracts, delayed draw
  loan commitments and foreign currency transactions               (8,434,792)         825,077
-----------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations      $   19,614,914    $  21,702,101
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.24 and $0.29 per share, respectively)         $   (9,406,216)   $  (8,868,449)
     Class C ($0.19 and $0.24 per share, respectively)             (3,458,024)      (3,057,407)
     Class K ($0.24 and $0.00 per share, respectively)                   (349)              --
     Class Y ($0.26 and $0.32 per share, respectively)            (16,096,732)      (9,938,514)
     Class Z ($0.25 and $0.31 per share, respectively)               (714,579)        (289,378)
-----------------------------------------------------------------------------------------------
         Total distributions to shareowners                    $  (29,675,900)   $ (22,153,748)
-----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                               $  373,641,102    $ 647,730,091
Reinvestment of distributions                                      28,835,511       17,595,479
Cost of shares repurchased                                       (512,014,334)    (185,904,999)
-----------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
         from Fund share transactions                          $ (109,537,721)   $ 479,420,571
-----------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                    $ (119,598,707)   $ 478,968,924
NET ASSETS:
Beginning of year                                                 839,230,924      360,262,000
-----------------------------------------------------------------------------------------------
End of year                                                    $  719,632,217    $ 839,230,924
-----------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) of net
  investment income                                            $       35,586    $    (501,314)
===============================================================================================

The accompanying notes are an integral part of these financial statements.

50 Pioneer Floating Rate Fund | Annual Report | 10/31/14

---------------------------------------------------------------------------------------
                          '14 Shares    '14 Amount       '13 Shares    '13 Amount
---------------------------------------------------------------------------------------
Class A
Shares sold                18,836,617   $ 130,797,329     22,416,901   $   155,887,253
Reinvestment of
  distributions             1,388,741       9,629,680      1,096,053         7,623,480
Less shares repurchased   (23,818,544)   (165,075,594)   (10,916,587)      (75,929,216)
---------------------------------------------------------------------------------------
     Net increase
         (decrease)        (3,593,186)  $ (24,648,585)    12,596,367   $    87,581,517
=======================================================================================
Class C
Shares sold                 4,093,630   $  28,456,600     11,576,471   $    80,596,288
Reinvestment of
  distributions               480,489       3,335,867        361,802         2,518,188
Less shares repurchased    (6,810,541)    (47,261,964)    (3,542,342)      (24,646,922)
---------------------------------------------------------------------------------------
     Net increase
         (decrease)        (2,236,422)  $ (15,469,497)     8,395,931   $    58,467,554
=======================================================================================
Class K*
Shares sold                     1,439   $      10,000             --   $            --
Reinvestment of
  distributions                    --              --             --                --
Less shares repurchased            --              --             --                --
---------------------------------------------------------------------------------------
     Net increase               1,439   $      10,000             --   $            --
=======================================================================================
Class Y
Shares sold                29,736,107   $ 207,017,300     56,197,619   $   391,946,448
Reinvestment of
  distributions             2,173,235      15,108,008      1,035,158         7,212,907
Less shares repurchased   (41,776,103)   (290,364,598)   (11,813,583)      (82,330,172)
---------------------------------------------------------------------------------------
     Net increase
         (decrease)        (9,866,761)  $ (68,239,290)    45,419,194   $   316,829,183
=======================================================================================
Class Z
Shares sold                 1,056,437   $   7,359,873      2,767,176   $    19,300,102
Reinvestment of
  distributions               109,575         761,956         34,564           240,904
Less shares repurchased    (1,340,586)     (9,312,178)      (430,461)       (2,998,689)
---------------------------------------------------------------------------------------
     Net increase
         (decrease)          (174,574)  $  (1,190,349)     2,371,279   $    16,542,317
=======================================================================================

* Class K shares were first publicly offered on December 11, 2013.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 51

Financial Highlights

-------------------------------------------------------------------------------------------------------------------
                                                              Year        Year       Year       Year       Year
                                                              Ended       Ended      Ended      Ended      Ended
                                                              10/31/14    10/31/13   10/31/12   10/31/11   10/31/10
-------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                          $   6.95    $   6.95   $   6.77   $   6.87   $  6.58
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $   0.24    $   0.28   $   0.33   $   0.31   $  0.31
   Net realized and unrealized gain (loss) on investments        (0.09)       0.01       0.16      (0.11)     0.30
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   0.15    $   0.29   $   0.49   $   0.20   $  0.61
-------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $  (0.24)   $  (0.29)  $  (0.31)  $  (0.30)  $ (0.32)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  (0.09)   $     --   $   0.18   $  (0.10)  $  0.29
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   6.86    $   6.95   $   6.95   $   6.77   $  6.87
===================================================================================================================
Total return*                                                     2.17%       4.24%      7.43%      2.98%     9.44%
Ratio of net expenses to average net assets                       1.07%       1.06%      1.11%      1.10%     1.10%
Ratio of net investment income (loss) to average net assets       3.49%       3.88%      4.77%      4.47%     4.48%
Portfolio turnover rate                                             43%         40%        42%        57%       37%
Net assets, end of period (in thousands)                      $238,764    $266,832   $179,260   $176,701   $93,183
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                 1.07%       1.10%      1.11%      1.12%     1.29%
   Net investment income (loss)                                   3.49%       3.85%      4.77%      4.45%     4.30%
===================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

52 Pioneer Floating Rate Fund | Annual Report | 10/31/14

-------------------------------------------------------------------------------------------------------------------
                                                               Year        Year        Year      Year      Year
                                                               Ended       Ended       Ended     Ended     Ended
                                                               10/31/14    10/31/13    10/31/12  10/31/11  10/31/10
-------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                           $   6.96    $   6.95    $  6.78   $  6.87   $  6.58
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $   0.19    $   0.23    $  0.27   $  0.26   $  0.25
   Net realized and unrealized gain (loss) on investments         (0.09)       0.02       0.16     (0.10)     0.30
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $   0.10    $   0.25    $  0.43   $  0.16   $  0.55
-------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                       $  (0.19)   $  (0.24)   $ (0.26)  $ (0.25)  $ (0.26)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  (0.09)   $   0.01    $  0.17   $ (0.09)  $  0.29
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $   6.87    $   6.96    $  6.95   $  6.78   $  6.87
===================================================================================================================
Total return*                                                      1.43%       3.61%      6.46%     2.33%     8.47%
Ratio of net expenses to average net assets                        1.78%       1.80%      1.86%     1.89%     2.00%
Ratio of net investment income (loss) to average net assets        2.79%       3.13%      4.02%     3.68%     3.59%
Portfolio turnover rate                                              43%         40%        42%       57%       37%
Net assets, end of period (in thousands)                       $112,117    $129,093    $70,655   $65,238   $23,703
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                  1.78%       1.83%      1.86%     1.89%     2.04%
   Net investment income (loss)                                    2.79%       3.09%      4.02%     3.68%     3.55%
===================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 53

-------------------------------------------------------------------------------------
                                                                          12/10/13 to
                                                                          10/31/14
-------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                      $ 6.95
-------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                            $ 0.24
  Net realized and unrealized gain (loss) on investments                   (0.09)
-------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                        $ 0.15
-------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                                   $(0.24)
-------------------------------------------------------------------------------------
Total distributions                                                       $(0.24)
-------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $(0.09)
-------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 6.86
=====================================================================================
Total return*                                                               2.21%(a)
Ratio of net expenses to average net assets                                 0.69%(b)
Ratio of net investment income (loss) to average net assets                 3.45%(b)
Portfolio turnover rate                                                       43%
Net assets, end of period (in thousands)                                  $   10
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                            0.69%(b)
  Net investment income (loss)                                              3.45%(b)
=====================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) Not Annualized.

(b) Annualized.

The accompanying notes are an integral part of these financial statements.

54 Pioneer Floating Rate Fund | Annual Report | 10/31/14

-------------------------------------------------------------------------------------------------------------------
                                                               Year        Year        Year      Year      Year
                                                               Ended       Ended       Ended     Ended     Ended
                                                               10/31/14    10/31/13    10/31/12  10/31/11  10/31/10
-------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                           $   6.97    $   6.96    $  6.78   $  6.89   $  6.59
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $   0.27    $   0.31    $  0.35   $  0.33   $  0.32
   Net realized and unrealized gain (loss) on investments         (0.10)       0.02       0.16     (0.12)     0.31
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $   0.17    $   0.33    $  0.51   $  0.21   $  0.63
-------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                       $  (0.26)   $  (0.32)   $ (0.33)  $ (0.32)  $ (0.33)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  (0.09)   $   0.01    $  0.18   $ (0.11)  $  0.30
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $   6.88    $   6.97    $  6.96   $  6.78   $  6.89
===================================================================================================================
Total return*                                                      2.50%       4.77%      7.78%     3.11%     9.71%
Ratio of net expenses to average net assets                        0.70%       0.70%      0.70%     0.88%     0.92%
Ratio of net investment income (loss) to average net assets        3.86%       4.16%      5.17%     4.70%     4.67%
Portfolio turnover rate                                              43%         40%        42%       57%       37%
Net assets, end of period (in thousands)                       $352,115    $425,245    $18,805   $60,596   $17,659
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                  0.82%       0.83%      0.85%     0.88%     0.95%
   Net investment income (loss)                                    3.74%       4.04%      5.02%     4.70%     4.67%
===================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 55

-----------------------------------------------------------------------------------------------------------------
                                                                  Year        Year        Year        8/8/11
                                                                  Ended       Ended       Ended       to
                                                                  10/31/14    10/31/13    10/31/12    10/31/11
-----------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                              $  6.97     $  6.97     $  6.80     $  6.81
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                   $  0.25     $  0.30     $  0.30     $  0.07
   Net realized and unrealized gain (loss) on investments           (0.09)       0.01        0.20       (0.03)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $  0.16     $  0.31     $  0.50     $  0.04
-----------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                          $ (0.25)    $ (0.31)    $ (0.33)    $ (0.05)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                               $ (0.25)    $ (0.31)    $ (0.33)    $ (0.05)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ (0.09)    $    --     $  0.17     $ (0.01)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  6.88     $  6.97     $  6.97     $  6.80
=================================================================================================================
Total return*                                                        2.37%       4.49%       7.52%       0.65%(a)
Ratio of net expenses to average net assets                          0.90%       0.90%       0.83%       0.90%**
Ratio of net investment income (loss) to average net assets          3.66%       3.89%       5.03%       4.86%**
Portfolio turnover rate                                                43%         40%         42%         57%(a)
Net assets, end of period (in thousands)                          $16,627     $18,062     $ 1,538     $    10
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                    1.08%       0.98%       0.83%       1.22%**
   Net investment income (loss)                                      3.48%       3.81%       5.03%       4.54%**
=================================================================================================================

(a) Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

56 Pioneer Floating Rate Fund | Annual Report | 10/31/14

Notes to Financial Statements | 10/31/14

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Fund (the Fund) is a series of Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class Y and Class Z shares. Class A, Class C and Class Y shares were first publicly offered on February 14, 2007 and Class Z shares were first publicly offered on August 8, 2011. Class K shares were first publicly offered on December 11, 2013. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K, Class Y or Class Z shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 57

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities or senior loans interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIMs fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural

58 Pioneer Floating Rate Fund | Annual Report | 10/31/14 disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At October 31, 2014 there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 59 character, but are not adjusted for temporary differences. At October 31, 2014, the Fund reclassified $1,607 to increase undistributed net investment income and $1,607 to increase accumulated net realized loss on investments, swap contracts and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    At October 31, 2014, the Fund was permitted to carry forward indefinitely $970,796 of short-term losses and $1,513,064 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at October 31, 2014, the Fund had a net capital loss carryforward of $1,891,734 of which the following amounts will expire between 2016 and 2019 if not utilized: $349,923 in 2016, $967,278 in 2017 and $574,533 in 2019.

    The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 were as follows:

    ----------------------------------------------------------------------------
                                                         2014               2013
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                               $29,675,900        $22,153,748
    ----------------------------------------------------------------------------
       Total                                      $29,675,900        $22,153,748
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2014:

    ----------------------------------------------------------------------------
                                                                           2014
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                  $    798,655
    Capital loss carryforward                                        (4,375,594)
    Dividend payable                                                   (183,234)
    Net unrealized depreciation                                      (6,456,062)
    ----------------------------------------------------------------------------
       Total                                                       $(10,216,235)
    ============================================================================

    The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark to market of forward foreign currency and swap contracts, tax basis adjustments on interest accruals on preferred stock, interest on defaulted bonds and other holdings.

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in

60 Pioneer Floating Rate Fund | Annual Report | 10/31/14 the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A (UniCredit), earned $22,782 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2014.

E.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class K, Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

F.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high yield) debt securities. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 61 considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's investments in foreign markets or countries with limited developing markets may also subject the Fund to a greater degree of risk than investments in a developed market. Risks associated with these markets include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

    When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment

62 Pioneer Floating Rate Fund | Annual Report | 10/31/14 made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

    Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

    There were no open credit default swap contracts at October 31, 2014. The average value of swap contracts open during the year ended October 31, 2014 was $53,561.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $500 million and 0.55% on assets over $500 million. For the year ended October 31, 2014, the annualized management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.58% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.70% and 0.90% of the Fund's average daily net assets attributable to Class Y and Class Z shares, respectively. Fees waived and expenses reimbursed during the year ended October 31, 2014, are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2016. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 63

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $39,016 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the year ended October 31, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $268,228
Class C                                                                   70,680
Class Y                                                                  497,045
Class Z                                                                   72,370
--------------------------------------------------------------------------------
   Total                                                                $908,323
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $211,549 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2014.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $9,417 in distribution fees payable to PFD at October 31, 2014.

In addition, redemptions of each class of shares (except Class Y and Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the

64 Pioneer Floating Rate Fund | Annual Report | 10/31/14 lower of cost or market value of shares being redeemed. Shares purchases as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y or Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2014, CDSCs in the amount of $59,412 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended October 31, 2014, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At October 31, 2014 the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended October 31, 2014 was $168,943. There were no forward foreign currency contracts outstanding at October 31, 2014.

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2014, the average daily amount of borrowings outstanding during the period for the Fund was $8,240,000. The related weighted average annualized interest rate for the period was 0.94%, and total interest expense on such borrowings was $3,421, which is included in miscellaneous expense, located on the Statement of Operations. As of October 31, 2014, there were no borrowings outstanding.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 65

8. Additional Disclosures about Derivative Instruments and Hedging Activities

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2014 was as follows:

-----------------------------------------------------------------------------------------------
                                                                               Change in
Derivatives Not                                                                Unrealized
Accounted for as                                                 Realized      appreciation or
Hedging Instruments                                              Gain on       (depreciation)
Under Accounting          Location of Gain or (Loss)             Derivatives   on Derivatives
Standards Codification    on Derivatives Recognized              Recognized    Recognized
(ASC) 815                 in Income                              in Income     in Income
-----------------------------------------------------------------------------------------------
Forward Foreign           Net realized gain on forward
 Currency Contracts       foreign currency contracts             $  2,730
Forward Foreign           Change in unrealized appreciation
 Currency Contracts       on forward foreign currency contracts                $  9,080
Swap contracts            Net realized gain swap contracts       $137,657
Swap contracts            Change in unrealized appreciation
                          on swap contracts                                    $(78,893)

9. Bridge and Delayed Draw Loan Commitments

As of October 31, 2014, the Fund had no bridge loan commitments. As of October 31, 2014, the Fund had the following delayed draw loan commitments outstanding:

--------------------------------------------------------------------------------------------
                                                                              Net
                                                                              Unrealized
                                         Principal                            Appreciation
Loan                                     Amount          Cost      Value      (Depreciation)
--------------------------------------------------------------------------------------------
WR Grace & Co-Conn, Delayed
 Draw Term Loan, 1/23/21                 $533,140        $531,939  $529,875   $(2,064)
Vencore, Inc (The SI Organization,
 Inc.), Delayed Draw, 11/23/19            223,706         223,706   224,079       373
--------------------------------------------------------------------------------------------
 Total                                   $756,846        $755,645  $753,954   $(1,691)
============================================================================================

10. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended October 31, 2013.

66 Pioneer Floating Rate Fund | Annual Report | 10/31/14

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ending October 31, 2013 and October 31, 2012, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 67

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VI and
Shareowners of Pioneer Floating Rate Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Floating Rate Fund (the "Fund") (one of the funds constituting Pioneer Series Trust VI), as of October 31, 2014, and the related statements of operations and changes in net assets, and the financial highlights for year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of the Fund for the year ended October 31, 2013, and the financial highlights for the years ended October 31, 2013, 2012, 2011 and 2010 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated December 23, 2013.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Floating Rate Fund as of October 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
December 24, 2014

68 Pioneer Floating Rate Fund | Annual Report | 10/31/14

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 93.70%.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 69

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Floating Rate Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2014 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2014 and July 2014. Supplemental contract review materials were provided to the Trustees in September 2014. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2014, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2014, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2014.

At a meeting held on September 16, 2014, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this

70 Pioneer Floating Rate Fund | Annual Report | 10/31/14 disclosure, first quintile is most favorable to the Fund's shareowners. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio manager of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss analysis and data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees confirmed that these regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. For purposes of their contract renewal deliberations, the Trustees considered the discussions held throughout the year regarding the Fund's performance and the performance

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 71 results of the Fund over various time periods, including the Fund's performance results for periods ended June 30, 2014. The Trustees indicated that they were satisfied with PIM's response to the Fund's performance issues.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2014 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2014 was in the fourth quintile relative to its Morningstar peer group and in the third quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the twelve months ended June 30, 2014 was in the second quintile relative to its Morningstar peer group and in the first quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered that the expense ratio of the Fund's Class A shares was only three basis points higher than the median expense ratio of the funds in the Fund's Morningstar peer group. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client

72 Pioneer Floating Rate Fund | Annual Report | 10/31/14 accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 73

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

74 Pioneer Floating Rate Fund | Annual Report | 10/31/14

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 53 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 75

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service             Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (64)         Trustee since 2007. Serves    Private investor (2004-2008 and            Director, Broadridge Financial
Chairman of the Board        until a successor trustee is  2013-present); Chairman (2008 - 2013) and  Solutions, Inc. (investor
and Trustee                  elected or earlier            Chief Executive Officer (2008 - 2012),     communications and securities
                             retirement or removal.        Quadriserv, Inc. (technology products for  processing provider for
                                                           securities lending industry); and Senior   financial services industry)
                                                           Executive Vice President, The Bank of New  (2009 - present); Director,
                                                           York (financial and securities services)   Quadriserv, Inc. (2005 -
                                                           (1986 - 2004)                              2013); and Commissioner, New
                                                                                                      Jersey State Civil Service
                                                                                                      Commission (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (70)           Trustee since 2007. Serves    Managing Partner, Federal City Capital     Director of Enterprise
Trustee                      until a successor trustee is  Advisors (corporate advisory services      Community Investment, Inc.
                             elected or earlier            company) (1997 - 2004 and 2008 -           (privately-held affordable
                             retirement or removal.        present); Interim Chief Executive          housing finance company) (1985
                                                           Officer, Oxford Analytica, Inc.            - 2010); Director of Oxford
                                                           (privately-held research and consulting    Analytica, Inc. (2008 -
                                                           company) (2010); Executive Vice President  present); Director of The and Chief Financial Officer, I-trax, Inc.  Swiss Helvetia Fund, Inc.
                                                           (publicly traded health care services      (closed-end fund) (2010 -
                                                           company) (2004 - 2007); and Executive      present); and Director of New
                                                           Vice President and Chief Financial         York Mortgage Trust (publicly
                                                           Officer, Pedestal Inc. (internet-based     traded mortgage REIT) (2004 -
                                                           mortgage trading company) (2000 - 2002)    2009, 2012 - present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (70)    Trustee since 2008. Serves    William Joseph Maier Professor of          Trustee, Mellon Institutional
Trustee                      until a successor trustee is  Political Economy, Harvard University      Funds Investment Trust and
                             elected or earlier            (1972 - present)                           Mellon Institutional Funds
                             retirement or removal.                                                   Master Portfolio (oversaw 17
                                                                                                      portfolios in fund complex)
                                                                                                      (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

76 Pioneer Floating Rate Fund | Annual Report | 10/31/14

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service             Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (67)    Trustee since 2007. Serves    Founding Director, Vice President and      None
Trustee                      until a successor trustee is  Corporate Secretary, The Winthrop Group,
                             elected or earlier            Inc. (consulting firm) (1982 - present);
                             retirement or removal.        Desautels Faculty of Management, McGill
                                                           University (1999 - present); and Manager
                                                           of Research Operations and Organizational
                                                           Learning, Xerox PARC, Xerox's advance
                                                           research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (66)     Trustee since 2007. Serves    President and Chief Executive Officer,     Director of New America High
Trustee                      until a successor trustee is  Newbury, Piret & Company, Inc.             Income Fund, Inc. (closed-end
                             elected or earlier            (investment banking firm) (1981 -          investment company) (2004 -
                             retirement or removal.        present)                                   present); and member, Board of
                                                                                                      Governors, Investment Company
                                                                                                      Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (67)**     Trustee since 2014. Serves    Consultant (investment company services)   None
Trustee                      until a successor trustee is  (2012 - present); Executive Vice
                             elected or earlier            President, BNY Mellon (financial and
                             retirement or removal.        investment company services) (1969 -
                                                           2012); Director, BNY International
                                                           Financing Corp. (financial services)
                                                           (2002 - 2012); and Director, Mellon
                                                           Overseas Investment Corp. (financial
                                                           services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 77

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                       Other Directorships
Position Held With the Fund     Length of Service             Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (56)*         Trustee since 2014. Serves    Director and Executive Vice President      None
Trustee                         until a successor trustee     (since 2008) and Chief Investment
                                is elected or earlier         Officer, U.S. (since 2010), of PIM-USA;
                                retirement or removal.        Executive Vice President of Pioneer
                                                              (since 2008); Executive Vice President of
                                                              Pioneer Institutional Asset Management,
                                                              Inc. (since 2009); Portfolio Manager of
                                                              Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

78 Pioneer Floating Rate Fund | Annual Report | 10/31/14

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                        Other Directorships
Position Held With the Fund     Length of Service             Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (58)**      Advisory Trustee since        Chief Investment Officer, 1199 SEIU         None
                                2014.                         National Benefit and Pension Funds
                                                              (health care workers union pension Funds)
                                                              (2001 - present); Vice President -
                                                              International Investments Group, American
                                                              International Group, Inc. (insurance
                                                              company) (1993 - 2001); Vice President,
                                                              Corporate Finance and Treasury Group,
                                                              Citibank, N.A. (1980 - 1986 and 1990 -
                                                              1993); Vice President - Asset/Liability
                                                              Management Group, Federal Farm Funding
                                                              Corp. (government-sponsored Issuer of
                                                              debt securities) (1988 - 1990); Mortgage
                                                              Strategies Group, Shearson Lehman Hutton,
                                                              Inc. (investment bank) (1987 - 1988); and
                                                              Mortgage Securities Group, Drexel Burnham
                                                              Lambert, Ltd. (investment bank) (1986 -
                                                              1987)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer or director of the Fund's investment adviser and certain of its affiliates.

** Mr. Ricciardi became a Trustee and Ms. Monchak became a non-voting Advisory Trustee on November 11, 2014.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 79

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                        Other Directorships
Position Held With the Fund     Length of Service             Principal Occupation                        Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (52)              Since 2014. Serves at the     Chair, Director, CEO and President of       None
President and                   discretion of the Board.      Pioneer Investment Management USA (since
Chief Executive Officer                                       September 2014); Chair, Director, CEO and
                                                              President of Pioneer Investment
                                                              Management, Inc. (since September 2014);
                                                              Chair, Director, CEO and President of
                                                              Pioneer Funds Distributor, Inc. (since
                                                              September 2014); Chair, Director, CEO and
                                                              President of Pioneer Institutional Asset
                                                              Management, Inc. (since September 2014);
                                                              and Chair, Director, and CEO of Pioneer
                                                              Investment Management Shareholder
                                                              Services, Inc. (since September 2014);
                                                              Managing Director, Morgan Stanley
                                                              Investment Management (2010 - 2013); and
                                                              Director of Institutional Business, CEO of
                                                              International, Eaton Vance Management
                                                              (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (49)      Since 2007. Serves at the     Vice President and Associate General        None
Secretary and Chief             discretion of the Board.      Counsel of Pioneer since January 2008;
Legal Officer                                                 Secretary and Chief Legal Officer of all
                                                              of the Pioneer Funds since June 2010;
                                                              Assistant Secretary of all of the Pioneer
                                                              Funds from September 2003 to May 2010; and
                                                              Vice President and Senior Counsel of
                                                              Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (53)          Since 2010. Serves at the     Fund Governance Director of Pioneer since   None
Assistant Secretary             discretion of the Board.      December 2006 and Assistant Secretary of
                                                              all the Pioneer Funds since June 2010;
                                                              Manager - Fund Governance of Pioneer from
                                                              December 2003 to November 2006; and Senior
                                                              Paralegal of Pioneer from January 2000 to
                                                              November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52)               Since 2010. Serves at the     Senior Counsel of Pioneer since May 2013    None
Assistant Secretary             discretion of the Board.      and Assistant Secretary of all the Pioneer
                                                              Funds since June 2010; Counsel of Pioneer
                                                              from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (55)            Since 2008. Serves at the     Vice President - Fund Treasury of Pioneer;  None
Treasurer and Chief Financial   discretion of the Board.      Treasurer of all of the Pioneer Funds
and Accounting Officer                                        since March 2008; Deputy Treasurer of
of the Fund                                                   Pioneer from March 2004 to February 2008;
                                                              and Assistant Treasurer of all of the
                                                              Pioneer Funds from March 2004 to February
                                                              2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (49)           Since 2007. Serves at the     Director - Fund Treasury of Pioneer; and    None
Assistant Treasurer             discretion of the Board.      Assistant Treasurer of all of the Pioneer
                                                              Funds
------------------------------------------------------------------------------------------------------------------------------------

80 Pioneer Floating Rate Fund | Annual Report | 10/31/14

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                         Other Directorships
Position Held With the Fund     Length of Service             Principal Occupation                         Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (56)              Since 2007. Serves at the     Fund Accounting Manager - Fund Treasury of   None
Assistant Treasurer             discretion of the Board.      Pioneer; and Assistant Treasurer of all of
                                                              the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)           Since 2009. Serves at the     Fund Administration Manager - Fund           None
Assistant Treasurer             discretion of the Board.      Treasury of Pioneer since November 2008;
                                                              Assistant Treasurer of all of the Pioneer
                                                              Funds since January 2009; and Client
                                                              Service Manager - Institutional Investor
                                                              Services at State Street Bank from March
                                                              2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (62)            Since 2010. Serves at the     Chief Compliance Officer of Pioneer and of   None
Chief Compliance Officer        discretion of the Board.      all the Pioneer Funds since March 2010;
                                                              Director of Adviser and Portfolio
                                                              Compliance at Pioneer since October 2005;
                                                              and Senior Compliance Officer for Columbia
                                                              Management Advisers, Inc. from October
                                                              2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (43)            Since 2007. Serves at the     Director - Transfer Agency Compliance of     None
Anti-Money Laundering Officer   discretion of the Board.      Pioneer and Anti-Money Laundering Officer
                                                              of all the Pioneer funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Floating Rate Fund | Annual Report | 10/31/14 81

                           This page for your notes.

82 Pioneer Floating Rate Fund | Annual Report | 10/31/14

                           This page for your notes.

Pioneer Floating Rate Fund | Annual Report | 10/31/14   83

                           This page for your notes.

84 Pioneer Floating Rate Fund | Annual Report | 10/31/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 21401-07-1214

                        Pioneer Multi-Asset
                        Real Return Fund

--------------------------------------------------------------------------------
                        Annual Report | October 31, 2014
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A   PMARX
                        Class C   PRRCX
                        Class R   MUARX
                        Class Y   PMYRX
                        Class Z   PMZYX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              17

Consolidated Schedule of Investments                                         19

Consolidated Financial Statements                                            37

Consolidated Notes to Financial Statements                                   46

Report of Independent Registered Public Accounting Firm                      65

Approval of Investment Advisory Agreement                                    67

Trustees, Officers and Service Providers                                     72

               Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 1

President's Letter

Dear Shareowner,

As we move into the final months of 2014, we remain confident that U.S. economic growth remains self-sustaining despite weakness in foreign economies, and that the expansion will continue until the economy reaches full employment. Unemployment has ticked down below 6% and the number of job openings is at the highest level since 2000, while the number of people filing initial unemployment claims has fallen to the lowest level in fourteen years. Wage growth, while still low, is outpacing inflation, consumer debt burdens are modest and lower gasoline prices are freeing up discretionary spending power.

The global economic picture is less rosy, however, as the conflict between Russia and the Ukraine is exacting a toll on the European economy, Japan is still working through the impact of its large tax increase, and the growth of China's investment-driven economy has been slowing. There are also geopolitical and other threats to the outlook, such as the Ebola virus outbreak and the advance of ISIS in key areas of the Middle East. On balance, though, we expect the global economy to continue to grow over the remainder of 2014 and in 2015.

While our economic outlook is generally constructive and we believe opportunities remain for prudent investors to earn attractive returns, markets are likely to continue to be volatile, a scenario that offers the potential for rewards, but for increased risks as well.

Since 1928, Pioneer's investment professionals have worked on behalf of our shareholders, incorporating proprietary research to find attractive investment opportunities and prudent risk management to construct portfolios.

We continue to advocate the benefits of adhering to a disciplined investment strategy and encourage you to work with your financial advisor to develop and implement an overall investment plan that addresses both your short- and long-term goals.

2 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

On August 11, 2014, I joined Pioneer as the new President and CEO of Pioneer Investment Management USA, Inc. In my role, I will focus on preserving many of the rich qualities of our history, while meeting the challenges and capitalizing on the opportunities presented by an ever-changing world.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

               Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 3

Portfolio Management Discussion | 10/31/14

In the following discussion, Michele Garau reviews recent market events and describes the factors that affected the performance of Pioneer Multi-Asset Real Return Fund during the 12-month period ended October 31, 2014. Mr. Garau, a senior vice president and portfolio manager at Pioneer, is responsible for the day-to-day management of the Fund, along with Howard Weiss, a vice president and associate portfolio manager at Pioneer.

Q   How did the Fund perform during the 12-month period ended October 31, 2014?

A Pioneer Multi-Asset Real Return Fund's Class A shares returned 1.45% at net asset value during the 12-month period ended October 31, 2014, while the Fund's benchmark, the Barclays U.S. Treasury TIPS 1-10 Year Index (the Barclays Index), returned 0.60%. During the same period, the average return of the 302 mutual funds in Lipper's Alternative Global Macro Funds category was 3.01%, and the average return of the 301 mutual funds in Morningstar's Tactical Allocation Funds category was 4.65%.

Q Could you discuss some of the investment decisions that factored into the Fund's benchmark-relative performance during the 12-month period ended October 31, 2014?

A The Fund retained a tilt toward equities and away from bonds, as we think relative valuations, the outlook for inflation, and global central bank policies support continued outperformance from stocks. As of October 31, 2014, the portfolio had more than 75% of invested assets allocated to stocks, and more than 16% allocated to fixed income (corporate and sovereign bonds, mortgage obligations and other fixed-rate assets), with the remainder allocated to investments which gave the Fund exposure to real assets, a category which includes commodities.

    The portfolio's positioning aided the Fund's relative performance during the 12-month period given the strong returns of equity markets relative to both bonds and commodities. However, several specific aspects of the portfolio's positioning detracted from returns within the Fund's equity allocation. First, we chose not to hedge the portfolio's exposure to the euro currency. This decision proved to be a meaningful headwind to Fund performance given that the euro declined substantially against the U.S. dollar (USD), particularly in the final three months of the period. The Fund's allocation to Japanese equities and Chinese clean-energy stocks also detracted from returns through the first half of the 12-month period, due in part to the disappointing economic trends in both countries.

4 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

    On the plus side, several aspects of the Fund's equity positioning aided performance. For instance, portfolio exposure to the lodging sector -- via both lodging real estate investment trusts (REITs) and the common stocks of hotel operators such as Marriott International and Starwood Hotels & Resorts Worldwide -- made a robust contribution to returns. We believed the improving U.S. economy would lead to rising demand for lodging services among corporate customers, and that improvement did in fact occur during the period, driving both occupancy rates and revenues. That trend was reflected in rising earnings reported by companies operating in the lodging sector.

    In the Fund's fixed-income allocation, relative returns were pressured by having a short-duration stance in the portfolio. (Duration is a measure of the sensitivity of the price - the value of principal - of a fixed-income investment to a change in interest rates, expressed as a number of years.) The prices of longer-term debt obligations rose much more than the prices of shorter- and intermediate-term bonds during the period, and so the Fund's underweight in the longer-term area proved to be a headwind to relative performance.

Q How would you characterize the Fund's overall positioning as of October 31, 2014?

A The portfolio's tilt toward equities reflects our view that stocks are the least expensive asset class in the global financial marketplace, even after their strong performance of recent years. As of period end, the earnings yield on stocks -- or earnings divided by stock prices -- remained well above the yield on government bonds, an indication that stocks may offer attractive relative valuations. Within the Fund's equity component, roughly 24% of invested assets are allocated to the emerging markets, nearly 27% are allocated to U.S. equities, and about 25% are allocated to developed international markets. We continue to emphasize owning stocks in the portfolio that we believe can benefit from specific themes, such as Chinese Internet companies, European luxury goods retailers, Japanese companies that may benefit from economic stimulus in that country, and U.S. companies that are buying back their shares at an above-average rate. We believe water equipment companies -- such as those that make pipes, pumps, and filtration membranes -- also represent an emerging, longer-term investment opportunity.

    The Fund has continued to hold a relatively small position in bonds, as most segments of the global fixed-income markets offer very low yields. In the U.S., for instance, the 10-year Treasury note closed the Fund's annual reporting period with a yield not far above the rate of inflation, meaning that domestic government bonds offered very little in the way of real return. With that said, declining bond yields usually translate into higher prices

               Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 5 and better overall performance for that particular asset class within fixed income, and longer-term Treasuries (10-year to 30-year maturities) were no exception during the 12-month period. In October 2014 alone, the Barclays 20-Plus Year Treasury Index, which measures the overall performance of longer-term U.S. Treasuries, returned 2.9%, and had returned a robust 20% through the first 10 months of 2014.

    Generally speaking, the trend of declining sovereign yields is mirrored across Europe and Japan. Therefore, we don't see government debt securities in the developed markets as offering enough total return potential to offset the risk of rising interest rates. That, in turn, leads us to question whether bonds can continue to fulfill their traditional role of providing "ballast" against overall portfolio volatility.

    Accordingly, we are targeting the portfolio's fixed-income exposure to specific areas where we see a favorable trade-off between risk and return, ample liquidity, and yields that are potentially high enough to offset the effects of inflation. That approach has resulted in the Fund's having positions in Australia and New Zealand government bonds within the developed markets, and Indonesian and Mexican bonds within the emerging markets. Those countries share similar sets of favorable criteria, including current account surpluses, declining unemployment rates, accelerating gross domestic product growth, and controlled levels of inflation.

    The Fund also held a small, but targeted, allocation to corporate bonds. We sold most of the Fund's positions in corporate debt early in 2014, as we no longer saw meaningful value in either investment-grade or high-yield corporates. We have, however, sought out specific opportunities to purchase bonds where the combination of risk and return potential appears very favorable. For instance, the portfolio owns the bonds of several mining companies, such as Goldfields, Aquarius Platinum and Kinross Gold. In all three cases, the companies have seen their bond prices decline to levels that would imply that they are going out of business. We believe the price declines represent a highly exaggerated market reaction to the general weakness in metals prices, and so we have attempted to take advantage of what we feel are the compelling valuations of those securities.

    The Fund continued to have very limited exposure to commodities. That limited exposure was helpful to performance during the period, given that the asset class has experienced significant price pressures over the past year. Early in the annual reporting period, the portfolio had modest exposure to live cattle and lean hog futures, which worked out well for performance. We sold those positions early in 2014 and have largely avoided commodities since then, due to the combination of unfavorable supply/demand balance across the market and the negative impact of the strengthening USD.

6 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

Q Can you discuss how you use derivatives as part of your investment strategy for the Fund, and how the use of derivatives affects performance, if at all?

A The effect of derivatives on the Fund's performance was negligible during the 12-month period, as our goal in using derivatives (outside of commodity-linked instruments) isn't to add to the Fund's total return. In other words, the derivative positions in the portfolio are not intended to represent high-risk investments in certain market segments. Instead, we use derivatives to maintain balance in the portfolio and as an attempt to "hedge" (or mitigate) the risks of certain positions. One area in which we deploy a number of hedges is the global currency market, with the goal of helping to reduce the impact of currency movements on specific holdings within the portfolio. For example, we have hedged the Fund's positions in Japanese equities in an attempt to minimize the potential effects of continued weakness in the yen.

Q   Do you have any closing thoughts for investors?

A We continue to employ a flexible, go-anywhere investment approach that can invest in any asset class or region. We believe this strategy enables the Fund to adapt to changing market conditions. Rather than being constrained by a "style box" or an index-tracking strategy, we have the ability to actively seek investment opportunities that may help to manage risk in response to the constantly evolving market environment. Our goal in employing that investment approach is to help the Fund's shareholders to maintain their purchasing power over time.

               Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 7

Please refer to the Schedule of Investments on pages 19-34 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal.

Pioneer Multi-Asset Real Return Fund has the ability to invest in a wide variety of securities and asset classes.

In addition, the Fund is non-diversified, which means it can invest a higher percentage of its assets in the securities of any one or more issuers. This will increase the Fund's potential risk exposure.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund or an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund and some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit to the amount of loss on an appreciating security that is sold short.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

8 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

The Fund may invest in commodity-linked derivatives. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.

Investments in equity securities are subject to price fluctuation.

Small-and mid-cap stocks involve greater risks and volatility than large-cap stocks.

International investments are subject to special risks, including currency fluctuations, and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities will generally fall.

Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to prepayments.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

               Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 9

Portfolio Summary | 10/31/14

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                        40.1%
Industrials                                       14.0%
Health Care                                       11.1%
Consumer Discretionary                            10.1%
Information Technology                             7.2%
Materials                                          4.9%
Exchange Traded Funds                              4.9%
Consumer Staples                                   2.1%
Utilities                                          2.0%
Energy                                             1.6%
Government                                         1.4%
Telecommunication Services                         0.6%

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

International Common Stocks                       46.1%
U.S. Common Stocks                                26.6%
Exchange Traded Funds                              9.7%
Foreign Government Bonds                           9.3%
Depository Receipts for International Stocks       3.4%
International Corporate Bonds                      2.3%
U.S. Corporate Bonds                               0.9%
Collateralized Mortgage Obligations                0.7%
Convertible Corporate Bonds                        0.5%
U.S. Preferred Stocks                              0.5%
Senior Secured Loans                               0.0%+

+ Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

  1.   Indonesia Government International Bond, 5.875%, 1/15/24 (144A)     2.50%
--------------------------------------------------------------------------------
  2.   PowerShares Buyback Achievers Portfolio                             2.12
--------------------------------------------------------------------------------
  3.   Indonesia Government International Bond, 6.75%, 1/15/44 (144A)      1.76
--------------------------------------------------------------------------------
  4.   Mexican Udibonos, 4.0%, 11/15/40                                    1.73
--------------------------------------------------------------------------------
  5.   New Zealand Government Bond, 5.5%, 4/15/23                          1.50
--------------------------------------------------------------------------------
  6.   Australia Government Bond, 5.75%, 5/15/21                           1.48
--------------------------------------------------------------------------------
  7.   Johnson & Johnson, Inc.                                             1.21
--------------------------------------------------------------------------------
  8.   First Gulf Bank PJSC                                                1.14
--------------------------------------------------------------------------------
  9.   Northrop Grumman Corp.                                              1.06
--------------------------------------------------------------------------------
 10.   China CNR Corp, Ltd.                                                1.06
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

Prices and Distributions | 10/31/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                        10/31/14                        10/31/13
--------------------------------------------------------------------------------
           A                           $12.94                          $13.33
--------------------------------------------------------------------------------
           C                           $12.78                          $13.21
--------------------------------------------------------------------------------
           R                           $12.92                          $13.32
--------------------------------------------------------------------------------
           Y                           $12.97                          $13.37
--------------------------------------------------------------------------------
           Z                           $12.92                          $13.33
--------------------------------------------------------------------------------

Distributions per Share: 11/1/13 - 10/31/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            Short-Term            Long-Term
         Class           Dividends         Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A              $0.0844              $  --               $0.4944
--------------------------------------------------------------------------------
           C              $0.0150              $  --               $0.4944
--------------------------------------------------------------------------------
           R              $0.0610              $  --               $0.4944
--------------------------------------------------------------------------------
           Y              $0.1272              $  --               $0.4944
--------------------------------------------------------------------------------
           Z              $0.0591              $  --               $0.4944
--------------------------------------------------------------------------------

The Barclays U.S. Treasury TIPS 1-10 Year Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities (TIPS) having a maturity of at least 1 year and less than 10 years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 11

Performance Update | 10/31/14                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Real Return Fund at public offering price during the periods shown, compared to that of the Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2014)
--------------------------------------------------------------------------------
                                                     Barclays
                         Net         Public          U.S. Treasury
                         Asset       Offering        TIPS
                         Value       Price           1-10 Year
Period                   (NAV)       (POP)           Index
--------------------------------------------------------------------------------
Life-of-Class
(5/3/10)                 8.19%        7.09%          2.96%
1 Year                   1.45        -3.13           0.60
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                         Gross       Net
--------------------------------------------------------------------------------
                         1.25%       1.22%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Multi-Asset     Barclays U.S. Treasury
                        Real Return Fund        TIPS 1-10 Year Index
 5/31/2010              $  9,550                $ 10,000
10/31/2010              $ 10,351                $ 10,481
10/31/2011              $ 11,034                $ 11,217
10/31/2012              $ 11,918                $ 11,797
10/31/2013              $ 13,672                $ 11,351
10/31/2014              $ 13,870                $ 11,419

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

Performance Update | 10/31/14                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Real Return Fund during the periods shown, compared to that of the Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2014)
--------------------------------------------------------------------------------
                                                     Barclays
                                                     U.S. Treasury
                                                     TIPS
                         If          If              1-10 Year
Period                   Held        Redeemed        Index
--------------------------------------------------------------------------------
Life-of-Class
(5/3/10)                 7.36%       7.36%           2.96%
1 Year                   0.60        0.60            0.60
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                         Gross
--------------------------------------------------------------------------------
                         2.00%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Multi-Asset      Barclays U.S. Treasury
                        Real Return Fund         TIPS 1-10 Year Index
 5/31/2010              $ 10,000                 $ 10,000
10/31/2010              $ 10,816                 $ 10,481
10/31/2011              $ 11,431                 $ 11,217
10/31/2012              $ 12,252                 $ 11,797
10/31/2013              $ 13,959                 $ 11,351
10/31/2014              $ 14,043                 $ 11,419

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 13

Performance Update | 10/31/14                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Multi-Asset Real Return Fund during the periods shown, compared to that of the Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2014)
--------------------------------------------------------------------------------
                                                     Barclays
                                                     U.S. Treasury
                                                     TIPS
                         If          If              1-10 Year
Period                   Held        Redeemed        Index
--------------------------------------------------------------------------------
Life-of-Class
(5/3/10)                 8.12%       8.12%           2.96%
1 Year                   1.19        1.19            0.60
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                         Gross
--------------------------------------------------------------------------------
                         1.50%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Multi-Asset    Barclays U.S. Treasury
                        Real Return Fund       TIPS 1-10 Year Index
 5/31/2010              $ 10,000               $ 10,000
10/31/2010              $ 10,836               $ 10,481
10/31/2011              $ 11,551               $ 11,217
10/31/2012              $ 12,477               $ 11,797
10/31/2013              $ 14,309               $ 11,351
10/31/2014              $ 14,479               $ 11,419

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on September 13, 2013, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning September 13, 2013, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

Performance Update | 10/31/14                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Real Return Fund during the periods shown, compared to that of the Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2014)
--------------------------------------------------------------------------------
                                                     Barclays
                                                     U.S. Treasury
                                                     TIPS
                         If          If              1-10 Year
Period                   Held        Redeemed        Index
--------------------------------------------------------------------------------
Life-of-Class
(5/3/10)                 8.50%       8.50%           2.96%
1 Year                   1.70        1.70            0.60
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2014)
--------------------------------------------------------------------------------
                         Gross       Net
--------------------------------------------------------------------------------
                         1.00%       0.92%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                        Pioneer Multi-Asset     Barclays U.S. Treasury
                        Real Return Fund        TIPS 1-10 Year Index
 5/31/2010              $ 5,000,000             $ 5,000,000
10/31/2010              $ 5,428,135             $ 5,240,513
10/31/2011              $ 5,801,896             $ 5,608,553
10/31/2012              $ 6,284,926             $ 5,898,408
10/31/2013              $ 7,231,801             $ 5,675,535
10/31/2014              $ 7,354,846             $ 5,709,383

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2015, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 15

Performance Update | 10/31/14                                     Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Multi-Asset Real Return Fund during the periods shown, compared to that of the Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2014)
--------------------------------------------------------------------------------
                                                     Barclays
                                                     U.S. Treasury
                                                     TIPS
                         If          If              1-10 Year
Period                   Held        Redeemed        Index
--------------------------------------------------------------------------------
Life-of-Class
(5/3/10)                 8.14%       8.14%           2.96%
1 Year                   1.09        1.09            0.60
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus March 1, 2014)
--------------------------------------------------------------------------------
                         Gross
--------------------------------------------------------------------------------
                         1.07%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Multi-Asset      Barclays U.S. Treasury
                        Real Return Fund         TIPS 1-10 Year Index
 5/31/2010              $ 10,000                 $ 10,000
10/31/2010              $ 10,836                 $ 10,481
10/31/2011              $ 11,551                 $ 11,217
10/31/2012              $ 12,477                 $ 11,797
10/31/2013              $ 14,337                 $ 11,351
10/31/2014              $ 14,494                 $ 11,419

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Z shares on April 26, 2013, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on April 26, 2013, would have been higher than that shown. For the period beginning April 26, 2013, the actual performance of Class Z shares is reflected. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Real Return Fund

Based on actual returns from May 1, 2014, through October 31, 2014.

-------------------------------------------------------------------------------------------------------
Share Class                    A              C                 R               Y               Z
-------------------------------------------------------------------------------------------------------
Beginning Account         $1,000.00       $1,000.00         $1,000.00       $1,000.00       $1,000.00
Value on 5/1/14
------------------------------------------------------------------------------------------------------
Ending Account            $1,006.25       $1,001.29         $1,004.37       $1,006.63       $1,003.37
Value (after expenses)
on 10/31/14
------------------------------------------------------------------------------------------------------
Expenses Paid             $    6.42       $   10.14         $    8.03       $    5.01       $    8.43
During Period*
------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio plus the expense ratio of the underlying funds. These combined totals were 1.27%, 2.01%, 1.59%, 0.99%, and 1.67% for Class A, Class C, Class R, Class Y and Class Z shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 184/365 (to reflect the partial year period).

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Real Return Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2014, through October 31, 2014.

---------------------------------------------------------------------------------------------------
Share Class                   A               C                 R              Y              Z
---------------------------------------------------------------------------------------------------
Beginning Account         $1,000.00       $1,000.00         $1,000.00      $1,000.00      $1,000.00
Value On 5/1/14
---------------------------------------------------------------------------------------------------
Ending Account            $1,018.80       $1,015.07         $1,017.19      $1,020.21      $1,016.79
Value (after expenses)
On 10/31/14
---------------------------------------------------------------------------------------------------
Expenses Paid             $    6.46       $   10.21         $    8.08      $    5.04      $    8.49
During Period*
---------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio plus the expense ratio of the underlying funds. These combined totals were 1.27%, 2.01%, 1.59%, 0.99%, and 1.67% for Class A, Class C, Class R, Class Y and Class Z shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 184/365 (to reflect the partial year period).

18 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

Schedule of Investments | 10/31/14 (Consolidated)

----------------------------------------------------------------------------------------------------
Principal
Amount ($)                                                                              Value
----------------------------------------------------------------------------------------------------
                                CONVERTIBLE CORPORATE BOND -- 0.5%
                                MATERIALS -- 0.5%
                                Precious Metals & Minerals -- 0.5%
          4,600,000             Aquarius Platinum, Ltd., 4.0%, 12/18/15                 $  4,439,000
----------------------------------------------------------------------------------------------------
                                TOTAL CONVERTIBLE CORPORATE BOND
                                (Cost $4,507,010)                                       $  4,439,000
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Shares
----------------------------------------------------------------------------------------------------
                                PREFERRED STOCKS -- 0.7%
                                REAL ESTATE -- 0.7%
                                Hotel & Resort REIT -- 0.3%
             45,810             LaSalle Hotel Properties, 7.5% (Perpetual)              $  1,192,892
            100,000             Pebblebrook Hotel Trust, 6.5% (Perpetual)                  2,470,000
                                                                                        ------------
                                                                                        $  3,662,892
----------------------------------------------------------------------------------------------------
                                Office REIT -- 0.3%
             94,999             CoreSite Realty Corp., 7.25% (Perpetual)                $  2,446,224
----------------------------------------------------------------------------------------------------
                                Retail REIT -- 0.1%
                204             Wheeler Real Estate Investment Trust, Inc.,
                                9.0%                                                    $    199,920
                                                                                        ------------
                                Total Real Estate                                       $  6,309,036
----------------------------------------------------------------------------------------------------
                                TOTAL PREFERRED STOCKS
                                (Cost $6,356,395)                                       $  6,309,036
----------------------------------------------------------------------------------------------------
                                COMMON STOCKS -- 76.6%
                                ENERGY -- 1.3%
                                Oil & Gas Equipment & Services -- 0.7%
          1,466,400             Ezion Holdings, Ltd.                                    $  1,746,991
             79,126             Halliburton Co.                                            4,363,008
                                                                                        ------------
                                                                                        $  6,109,999
----------------------------------------------------------------------------------------------------
                                Oil & Gas Exploration & Production -- 0.6%
             23,138             EOG Resources, Inc.                                     $  2,199,267
            255,292             Oil India, Ltd.                                            2,666,581
                                                                                        ------------
                                                                                        $  4,865,848
                                                                                        ------------
                                Total Energy                                            $ 10,975,847
----------------------------------------------------------------------------------------------------
                                MATERIALS -- 2.7%
                                Specialty Chemicals -- 0.6%
             23,313             Ecolab, Inc.                                            $  2,593,105
             11,816             PPG Industries, Inc.                                       2,406,801
                                                                                        ------------
                                                                                        $  4,999,906
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 19

----------------------------------------------------------------------------------------------------
Shares                                                                                  Value
----------------------------------------------------------------------------------------------------
                                Construction Materials -- 0.9%
          1,903,000             Indocement Tunggal Prakarsa Tbk PT                      $  3,832,741
              9,700             Shree Cement, Ltd.                                         1,441,608
            716,000             Taiheiyo Cement Corp.                                      2,632,716
                                                                                        ------------
                                                                                        $  7,907,065
----------------------------------------------------------------------------------------------------
                                Diversified Metals & Mining -- 0.1%
             48,698             MMC Norilsk Nickel OJSC (A.D.R.)                        $    910,166
----------------------------------------------------------------------------------------------------
                                Gold -- 0.6%
          1,600,000             Gold Fields, Ltd.                                       $  5,203,181
----------------------------------------------------------------------------------------------------
                                Precious Metals & Minerals -- 0.5%
          8,802,958             Aquarius Platinum, Ltd.                                 $  2,325,010
            378,333             Royal Bafokeng Platinum, Ltd.*                             2,001,669
                                                                                        ------------
                                                                                        $  4,326,679
                                                                                        ------------
                                Total Materials                                         $ 23,346,997
----------------------------------------------------------------------------------------------------
                                CAPITAL GOODS -- 11.4%
                                Aerospace & Defense -- 2.5%
             47,705             Honeywell International, Inc.                           $  4,585,405
             67,654             Northrop Grumman Corp.                                     9,333,546
             40,218             The Boeing Co.                                             5,023,630
             24,928             United Technologies Corp.                                  2,667,296
                                                                                        ------------
                                                                                        $ 21,609,877
----------------------------------------------------------------------------------------------------
                                Building Products -- 0.3%
            222,000             Takasago Thermal Engineering Co., Ltd.                  $  2,937,809
----------------------------------------------------------------------------------------------------
                                Construction & Engineering -- 1.7%
          3,082,500             China Railway Construction Corp., Ltd.                  $  3,233,688
          2,482,703             China Singyes Solar Technologies Holdings, Ltd.            4,823,192
          1,824,770             China State Construction International
                                Holdings, Ltd.                                             2,858,692
            421,786             IRB Infrastructure Developers, Ltd.                        1,731,518
            100,900             Totetsu Kogyo Co., Ltd.                                    2,336,636
                                                                                        ------------
                                                                                        $ 14,983,726
----------------------------------------------------------------------------------------------------
                                Electrical Components & Equipment -- 0.9%
          2,375,000             Boer Power Holdings, Ltd.                               $  2,969,595
          1,086,000             Zhuzhou CSR Times Electric Co., Ltd.                       5,074,237
                                                                                        ------------
                                                                                        $  8,043,832
----------------------------------------------------------------------------------------------------
                                Heavy Electrical Equipment -- 0.4%
            245,000             Mitsubishi Electric Corp.                               $  3,196,586
----------------------------------------------------------------------------------------------------
                                Industrial Conglomerates -- 0.3%
            123,980             SM Investments Corp.                                    $  2,159,575
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

----------------------------------------------------------------------------------------------------
Shares                                                                                  Value
----------------------------------------------------------------------------------------------------
                                Construction & Farm Machinery &
                                Heavy Trucks -- 2.1%
             17,797             Caterpillar, Inc.                                       $  1,804,794
          8,915,500             China CNR Corp., Class H                                   9,324,396
          3,876,000             CSR Corp., Ltd.*                                           4,028,837
          2,728,000             Nam Cheong, Ltd.                                             838,863
             33,455             PACCAR, Inc.                                               2,185,281
                                                                                        ------------
                                                                                        $ 18,182,171
----------------------------------------------------------------------------------------------------
                                Industrial Machinery -- 3.2%
            121,815             GEA Group AG                                            $  5,606,178
            341,000             IHI Corp.                                                  1,684,484
             59,036             Illinois Tool Works, Inc.                                  5,375,228
             34,067             Industria Macchine Automatiche S.p.A.                      1,335,013
             16,100             Makita Corp.                                                 943,753
            251,000             Minebea Co., Ltd.                                          3,483,737
             26,130             Pentair Plc                                                1,752,016
          1,648,000             Sarine Technologies, Ltd.                                  3,822,343
            149,900             THK Co., Ltd.                                              3,824,989
                                                                                        ------------
                                                                                        $ 27,827,741
                                                                                        ------------
                                Total Capital Goods                                     $ 98,941,317
----------------------------------------------------------------------------------------------------
                                COMMERCIAL SERVICES & SUPPLIES -- 0.7%
                                Security & Alarm Services -- 0.7%
              2,926             Kaba Holding AG                                         $  1,394,275
             77,000             Secom Co., Ltd.                                            4,775,768
                                                                                        ------------
                                                                                        $  6,170,043
                                                                                        ------------
                                Total Commercial Services & Supplies                    $  6,170,043
----------------------------------------------------------------------------------------------------
                                TRANSPORTATION -- 1.4%
                                Railroads -- 1.1%
              9,342             Canadian Pacific Railway, Ltd.                          $  1,940,147
             62,973             Union Pacific Corp.                                        7,333,206
                                                                                        ------------
                                                                                        $  9,273,353
----------------------------------------------------------------------------------------------------
                                Highways & Railtracks -- 0.3%
          4,752,000             Anhui Expressway Co., Ltd.                              $  2,908,250
                                                                                        ------------
                                Total Transportation                                    $ 12,181,603
----------------------------------------------------------------------------------------------------
                                AUTOMOBILES & COMPONENTS -- 1.1%
                                Automobile Manufacturers -- 1.1%
            776,000             Brilliance China Automotive Holdings, Ltd.              $  1,339,932
             46,739             Daimler AG                                                 3,632,078
             31,600             Fuji Heavy Industries, Ltd.                                1,072,734

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 21

----------------------------------------------------------------------------------------------------
Shares                                                                                  Value
----------------------------------------------------------------------------------------------------
                                Automobile Manufacturers -- (continued)
             64,820             Maruti Suzuki India, Ltd.                               $  3,535,443
                                                                                        ------------
                                                                                        $  9,580,187
                                                                                        ------------
                                Total Automobiles & Components                          $  9,580,187
----------------------------------------------------------------------------------------------------
                                CONSUMER DURABLES & APPAREL -- 1.3%
                                Home Furnishings -- 0.7%
              2,760             Forbo Holding AG                                        $  2,863,976
          1,358,400             Man Wah Holdings, Ltd.                                     2,032,178
                                                                                        ------------
                                                                                        $  4,896,154
----------------------------------------------------------------------------------------------------
                                Homebuilding -- 0.2%
            146,000             Sekisui Chemical Co., Ltd.                              $  1,815,921
----------------------------------------------------------------------------------------------------
                                Household Appliances -- 0.2%
            196,000             Fujitsu General, Ltd.                                   $  2,503,736
----------------------------------------------------------------------------------------------------
                                Footwear -- 0.2%
            806,000             ANTA Sports Products, Ltd.                              $  1,585,764
                                                                                        ------------
                                Total Consumer Durables & Apparel                       $ 10,801,575
----------------------------------------------------------------------------------------------------
                                CONSUMER SERVICES -- 2.6%
                                Casinos & Gaming -- 1.0%
            549,000             Galaxy Entertainment Group, Ltd.                        $  3,750,872
            347,200             Sands China, Ltd.                                          2,163,745
              9,095             Wynn Resorts, Ltd.                                         1,728,141
                                                                                        ------------
                                                                                        $  7,642,758
----------------------------------------------------------------------------------------------------
                                Hotels, Resorts & Cruise Lines -- 1.4%
            453,648             Aitken Spence Hotel Holdings Plc                        $    296,070
             83,129             Marriott International, Inc.                               6,297,022
          1,587,600             Minor International PCL                                    1,709,965
             15,635             Starwood Hotels & Resorts Worldwide, Inc.                  1,198,579
             34,609             Wyndham Worldwide Corp.                                    2,688,081
                                                                                        ------------
                                                                                        $ 12,189,717
----------------------------------------------------------------------------------------------------
                                Education Services -- 0.2%
            500,285             G8 Education, Ltd.                                      $  2,205,912
                                                                                        ------------
                                Total Consumer Services                                 $ 22,038,387
----------------------------------------------------------------------------------------------------
                                MEDIA -- 3.0%
                                Broadcasting -- 0.5%
          1,472,300             ABS-CBN Holdings Corp. (G.D.R.)                         $  1,501,620
             31,962             CBS Corp. (Class B)                                        1,732,980
                                                                                        ------------
                                                                                        $  3,234,600
----------------------------------------------------------------------------------------------------
                                Cable & Satellite -- 0.6%
             97,906             Comcast Corp.                                           $  5,419,097
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

----------------------------------------------------------------------------------------------------
Shares                                                                                  Value
----------------------------------------------------------------------------------------------------
                                Movies & Entertainment -- 1.3%
             75,688             The Walt Disney Co.                                     $  6,916,369
             58,863             Time Warner, Inc.                                          4,677,843
                                                                                        ------------
                                                                                        $ 11,594,212
----------------------------------------------------------------------------------------------------
                                Publishing -- 0.6%
            322,042             Reed Elsevier Plc                                       $  5,295,080
                                                                                        ------------
                                Total Media                                             $ 25,542,989
----------------------------------------------------------------------------------------------------
                                RETAILING -- 2.2%
                                Internet Retail -- 1.2%
             75,914             Ctrip.com International, Ltd. (A.D.R.)*                 $  4,425,786
             26,443             Vipshop Holdings, Ltd. (A.D.R.)*                           6,063,115
                                                                                        ------------
                                                                                        $ 10,488,901
----------------------------------------------------------------------------------------------------
                                Department Stores -- 0.4%
             23,825             Lifestyle Properties Development, Ltd.*                 $      3,795
             63,400             Macy's, Inc.                                               3,665,788
                                                                                        ------------
                                                                                        $  3,669,583
----------------------------------------------------------------------------------------------------
                                Apparel Retail -- 0.6%
             63,347             Ross Stores, Inc.                                       $  5,113,370
                                                                                        ------------
                                Total Retailing                                         $ 19,271,854
----------------------------------------------------------------------------------------------------
                                FOOD & STAPLES RETAILING -- 1.0%
                                Drug Retail -- 0.6%
             66,323             CVS Health Corp.                                        $  5,691,177
----------------------------------------------------------------------------------------------------
                                Food Retail -- 0.2%
          2,990,000             Sheng Siong Group, Ltd.                                 $  1,558,964
----------------------------------------------------------------------------------------------------
                                Hypermarkets & Super Centers -- 0.2%
            958,940             Robinsons Retail Holdings, Inc.*                        $  1,365,160
                                                                                        ------------
                                Total Food & Staples Retailing                          $  8,615,301
----------------------------------------------------------------------------------------------------
                                FOOD, BEVERAGE & TOBACCO -- 1.0%
                                Soft Drinks -- 0.7%
             66,431             PepsiCo., Inc.                                          $  6,388,669
----------------------------------------------------------------------------------------------------
                                Packaged Foods & Meats -- 0.3%
             31,110             Aryzta AG                                               $  2,645,287
                                                                                        ------------
                                Total Food, Beverage & Tobacco                          $  9,033,956
----------------------------------------------------------------------------------------------------
                                HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                Personal Products -- 0.1%
             67,923             Emami, Ltd.                                             $    895,980
                                                                                        ------------
                                Total Household & Personal Products                     $    895,980
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 23

----------------------------------------------------------------------------------------------------
Shares                                                                                  Value
----------------------------------------------------------------------------------------------------
                                HEALTH CARE EQUIPMENT & SERVICES -- 4.1%
                                Health Care Equipment -- 1.4%
             99,951             Abbott Laboratories                                     $  4,356,864
             26,985             Becton Dickinson and Co.                                   3,472,970
              5,475             Sonova Holding AG                                            853,483
             15,028             Straumann Holding AG                                       3,700,606
                                                                                        ------------
                                                                                        $ 12,383,923
----------------------------------------------------------------------------------------------------
                                Health Care Distributors -- 0.7%
             80,573             Cardinal Health, Inc.                                   $  6,323,369
----------------------------------------------------------------------------------------------------
                                Health Care Facilities -- 1.3%
            102,829             Orpea                                                   $  6,281,759
             19,684             Ramsay Health Care, Ltd.                                     907,748
            127,574             Rhoen Klinikum AG                                          3,798,294
            140,632             Rhoen Klinikum AG                                            118,395
                                                                                        ------------
                                                                                        $ 11,106,196
----------------------------------------------------------------------------------------------------
                                Managed Health Care -- 0.7%
             74,220             Aetna, Inc.                                             $  6,123,892
                                                                                        ------------
                                Total Health Care Equipment & Services                  $ 35,937,380
----------------------------------------------------------------------------------------------------
                                PHARMACEUTICALS, BIOTECHNOLOGY &
                                LIFE SCIENCES -- 6.0%
                                Biotechnology -- 0.8%
             18,830             Actelion, Ltd.                                          $  2,234,453
             26,622             Celgene Corp.*                                             2,850,950
             17,397             Vertex Pharmaceuticals, Inc.*                              1,959,598
                                                                                        ------------
                                                                                        $  7,045,001
----------------------------------------------------------------------------------------------------
                                Pharmaceuticals -- 5.0%
              4,765             Allergan, Inc.                                          $    905,636
             30,841             Bayer AG                                                   4,385,435
          6,508,000             China Animal Healthcare, Ltd.                              5,377,092
            233,497             Glenmark Pharmaceuticals, Ltd.                             2,737,442
             98,618             Johnson & Johnson, Inc.                                   10,629,048
            154,400             Livzon Pharmaceutical Group, Inc.*                         1,156,472
             37,234             Novartis AG                                                3,451,616
             24,920             Roche Holding AG                                           7,356,841
          1,191,000             Shanghai Fosun Pharmaceutical Group Co, Ltd.               4,279,600
             18,281             Shire Plc (A.D.R.)                                         3,652,544
                                                                                        ------------
                                                                                        $ 43,931,726
----------------------------------------------------------------------------------------------------
                                Life Sciences Tools & Services -- 0.2%
             13,984             Lonza Group AG                                          $  1,541,763
                                                                                        ------------
                                Total Pharmaceuticals, Biotechnology &
                                Life Sciences                                           $ 52,518,490
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

----------------------------------------------------------------------------------------------------
Shares                                                                                  Value
----------------------------------------------------------------------------------------------------
                                BANKS -- 9.4%
                                Diversified Banks -- 8.7%
          1,513,569             Abu Dhabi Commercial Bank PJSC                          $  3,299,382
            713,073             Axis Bank, Ltd.                                            5,116,050
          2,023,500             Bank Mandiri Persero Tbk PT                                1,736,593
         11,140,376             Bank of Ireland*                                           4,381,583
          2,426,955             BDO Unibank, Inc.                                          5,288,250
             34,463             BNP Paribas SA                                             2,172,604
          1,267,000             BOC Hong Kong Holdings, Ltd.                               4,211,675
            155,626             Danske Bank A/S*                                           4,271,441
          2,008,620             First Gulf Bank PJSC                                       9,972,612
          1,798,579             Hatton National Bank Plc                                   2,709,411
             77,008             ICICI Bank, Ltd. (A.D.R.)                                  4,340,171
          3,914,600             Krung Thai Bank PCL                                        2,797,000
            865,800             Mitsubishi UFJ Financial Group, Inc.                       5,165,167
          1,353,602             National Development Bank Plc                              2,527,632
             40,198             Nedbank Group, Ltd.                                          873,639
             46,437             Qatar National Bank SAQ                                    2,754,903
             23,764             Royal Bank of Canada                                       1,686,573
             14,024             Sampath Bank Plc                                              25,633
             69,545             Standard Bank Group, Ltd.                                    873,771
             67,800             Sumitomo Mitsui Financial Group, Inc.                      2,757,565
            332,400             The Siam Commercial Bank PCL                               1,809,292
            314,600             The Siam Commercial Bank PCL                               1,714,370
             35,084             The Toronto-Dominion Bank                                  1,726,269
                146             United Overseas Bank, Ltd.                                     2,619
            250,718             Yes Bank, Ltd.                                             2,791,982
                                                                                        ------------
                                                                                        $ 75,006,187
----------------------------------------------------------------------------------------------------
                                Regional Banks -- 0.3%
             58,489             First Republic Bank                                     $  2,978,845
----------------------------------------------------------------------------------------------------
                                Thrifts & Mortgage Finance -- 0.4%
            173,376             Housing Development Finance Corp., Ltd.                 $  3,113,926
                                                                                        ------------
                                Total Banks                                             $ 81,098,958
----------------------------------------------------------------------------------------------------
                                DIVERSIFIED FINANCIALS -- 5.2%
                                Specialized Finance -- 1.3%
             91,608             CBOE Holdings, Inc.                                     $  5,399,376
            866,000             Chailease Holding Co., Ltd.                                2,135,452
            352,400             Mitsubishi UFJ Lease & Finance Co., Ltd.                   1,877,547
            346,578             Power Finance Corp., Ltd.                                  1,584,639
                                                                                        ------------
                                                                                        $ 10,997,014
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 25

----------------------------------------------------------------------------------------------------
Shares                                                                                  Value
----------------------------------------------------------------------------------------------------
                                Consumer Finance -- 0.6%
             80,767             Discover Financial Services, Inc.                       $  5,151,319
----------------------------------------------------------------------------------------------------
                                Asset Management & Custody Banks -- 2.4%
             34,734             Guggenheim S&P Global Water Index ETF                   $    980,541
            108,311             Invesco, Ltd.                                              4,383,346
            247,507             KKR & Co LP                                                5,336,251
             22,291             Leonteq AG                                                 4,859,591
            180,219             The Blackstone Group LP                                    5,428,196
                                                                                        ------------
                                                                                        $ 20,987,925
----------------------------------------------------------------------------------------------------
                                Investment Banking & Brokerage -- 0.9%
          3,105,200             Haitong Securities Co., Ltd.                            $  5,328,146
             85,762             The Charles Schwab Corp.                                   2,458,797
                                                                                        ------------
                                                                                        $  7,786,943
                                                                                        ------------
                                Total Diversified Financials                            $ 44,923,201
----------------------------------------------------------------------------------------------------
                                INSURANCE -- 4.2%
                                Life & Health Insurance -- 2.0%
            122,178             Lincoln National Corp.                                  $  6,690,467
            445,500             Ping An Insurance Group Co. of China, Ltd.                 3,648,488
             59,315             Prudential Financial, Inc.                                 5,251,750
              7,423             Swiss Life Holding AG                                      1,702,553
                                                                                        ------------
                                                                                        $ 17,293,258
----------------------------------------------------------------------------------------------------
                                Multi-line Insurance -- 1.6%
            105,794             American International Group, Inc.                      $  5,667,385
            765,332             Aviva Plc                                                  6,383,584
             16,053             Baloise Holding AG                                         2,019,884
                                                                                        ------------
                                                                                        $ 14,070,853
----------------------------------------------------------------------------------------------------
                                Reinsurance -- 0.6%
             63,019             Swiss Re AG                                             $  5,094,062
                                                                                        ------------
                                Total Insurance                                         $ 36,458,173
----------------------------------------------------------------------------------------------------
                                REAL ESTATE -- 8.5%
                                Diversified REIT -- 0.5%
            362,171             Green Real Estate Investment Trust Plc*                 $    573,283
          1,925,000             Mapletree Greater China Commercial Trust                   1,415,374
            222,589             Merlin Properties Socimi SA                                2,638,089
                                                                                        ------------
                                                                                        $  4,626,746
----------------------------------------------------------------------------------------------------
                                Hotel & Resort REIT -- 3.1%
            370,783             DiamondRock Hospitality Co.                             $  5,320,736
            228,793             Host Hotels & Resorts, Inc.                                5,333,165
            139,368             LaSalle Hotel Properties                                   5,464,619
            125,058             Pebblebrook Hotel Trust                                    5,327,471
            105,480             Ryman Hospitality Properties, Inc.                         5,205,438
                                                                                        ------------
                                                                                        $ 26,651,429
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

----------------------------------------------------------------------------------------------------
Shares                                                                                  Value
----------------------------------------------------------------------------------------------------
                                Industrial REIT -- 0.1%
            754,000             Mapletree Industrial Trust                              $    867,490
----------------------------------------------------------------------------------------------------
                                Mortgage REIT -- 0.3%
             93,104             Starwood Property Trust, Inc.                           $  2,100,426
----------------------------------------------------------------------------------------------------
                                OFFICE REIT -- 0.0%+
                708             Keppel Real Estate Investment Trust                     $        673
----------------------------------------------------------------------------------------------------
                                Residential REIT -- 0.0%+
             11,502             Starwood Waypoint Residential Trust                     $    301,122
----------------------------------------------------------------------------------------------------
                                Retail REIT -- 0.0%+
             74,022             Wheeler Real Estate Investment Trust, Inc.              $    331,619
----------------------------------------------------------------------------------------------------
                                Diversified Real Estate Activities -- 1.4%
             22,700             Daito Trust Construction Co., Ltd.                      $  2,868,185
            205,959             DIC Asset AG                                               1,733,157
            846,676             Prestige Estates Projects, Ltd.                            3,164,893
          7,683,400             Robinsons Land Corp.                                       4,201,067
                 59             Swire Pacific, Ltd.                                              774
                                                                                        ------------
                                                                                        $ 11,968,076
----------------------------------------------------------------------------------------------------
                                Real Estate Operating Companies -- 0.6%
            113,996             Deutsche Wohnen AG                                      $  2,567,432
          5,562,600             SM Prime Holdings, Inc.                                    2,170,074
                                                                                        ------------
                                                                                        $  4,737,506
----------------------------------------------------------------------------------------------------
                                Real Estate Development -- 2.5%
            764,000             China Overseas Land & Investment, Ltd.                  $  2,223,324
          1,152,100             China Vanke Co., Ltd.                                      2,177,258
          4,898,300             LPN Development PCL                                        3,740,192
         25,618,000             Megaworld Corp.                                            2,823,565
          3,122,200             Pruksa Real Estate PCL                                     3,207,412
         17,778,400             Quality Houses PCL                                         2,344,285
            257,629             Sobha Developers, Ltd.                                     1,809,528
          3,646,000             Sunac China Holdings, Ltd.                                 3,155,774
            573,200             Supalai PCL                                                  452,619
                                                                                        ------------
                                                                                        $ 21,933,957
                                                                                        ------------
                                Total Real Estate                                       $ 73,519,044
----------------------------------------------------------------------------------------------------
                                SOFTWARE & SERVICES -- 2.9%
                                Internet Software & Services -- 2.1%
             37,530             Baidu, Inc. (A.D.R.)*                                   $  8,961,038
            185,408             Info Edge India, Ltd.                                      2,553,705
            351,500             Tencent Holdings, Ltd.                                     5,596,300
             26,920             Yahoo!, Inc.*                                              1,239,666
                                                                                        ------------
                                                                                        $ 18,350,709
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 27

----------------------------------------------------------------------------------------------------
Shares                                                                                  Value
----------------------------------------------------------------------------------------------------
                                IT Consulting & Other Services -- 0.4%
            120,239             HCL Technologies, Ltd.                                  $  3,160,214
----------------------------------------------------------------------------------------------------
                                Data Processing & Outsourced
                                Services -- 0.4%
             16,636             MasterCard, Inc.                                        $  1,393,265
          1,989,000             My EG Services Bhd                                         2,454,873
                                                                                        ------------
                                                                                        $  3,848,138
                                                                                        ------------
                                Total Software & Services                               $ 25,359,061
----------------------------------------------------------------------------------------------------
                                TECHNOLOGY HARDWARE &
                                EQUIPMENT -- 3.3%
                                Computer Storage & Peripherals -- 0.5%
             43,180             Apple, Inc.                                             $  4,663,440
----------------------------------------------------------------------------------------------------
                                Technology Hardware,
                                Storage & Peripherals -- 0.8%
             42,349             Lexmark International, Inc.                             $  1,827,783
             74,058             Neopost SA                                                 5,153,625
                                                                                        ------------
                                                                                        $  6,981,408
----------------------------------------------------------------------------------------------------
                                Electronic Equipment Manufacturers -- 0.5%
            569,000             Hitachi, Ltd.                                           $  4,571,156
----------------------------------------------------------------------------------------------------
                                Electronic Components -- 1.3%
             23,000             Largan Precision Co., Ltd.                              $  1,617,982
             39,500             Murata Manufacturing Co., Ltd.                             4,494,451
             58,700             Omron Corp.                                                2,849,039
            143,700             Yaskawa Electric Corp.                                     1,882,974
                                                                                        ------------
                                                                                        $ 10,844,446
----------------------------------------------------------------------------------------------------
                                Electronic Manufacturing Services -- 0.2%
            546,960             Hon Hai Precision Industry Co., Ltd.                    $  1,728,506
                                                                                        ------------
                                Total Technology Hardware & Equipment                   $ 28,788,956
----------------------------------------------------------------------------------------------------
                                SEMICONDUCTORS &
                                SEMICONDUCTOR EQUIPMENT -- 1.0%
                                Semiconductor Equipment -- 1.0%
             26,739             Lam Research Corp.*                                     $  2,081,899
         20,578,000             Xinyi Solar Holdings, Ltd.                                 6,982,740
                                                                                        ------------
                                                                                        $  9,064,639
                                                                                        ------------
                                Total Semiconductors &
                                Semiconductor Equipment                                 $  9,064,639
----------------------------------------------------------------------------------------------------
                                TELECOMMUNICATION SERVICES -- 0.2%
                                Wireless Telecommunication Services -- 0.2%
            355,031             Bharti Infratel, Ltd.                                   $  1,688,394
                                                                                        ------------
                                Total Telecommunication Services                        $  1,688,394
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

----------------------------------------------------------------------------------------------------
Shares                                                                                  Value
----------------------------------------------------------------------------------------------------
                                     UTILITIES -- 2.0%
                                     Electric Utilities -- 0.7%
            416,000                  Cheung Kong Infrastructure Holdings, Ltd.          $  3,036,982
             30,088                  Red Electrica Corp SA                                 2,629,107
                                                                                        ------------
                                                                                        $  5,666,089
----------------------------------------------------------------------------------------------------
                                     Gas Utilities -- 0.7%
            130,402                  Enagas SA                                          $  4,378,125
            319,700                  Snam S.p.A.                                           1,728,393
                                                                                        ------------
                                                                                        $  6,106,518
----------------------------------------------------------------------------------------------------
                                     Water Utilities -- 0.6%
          3,854,000                  China Water Affairs Group, Ltd.                    $  1,980,912
          2,716,000                  Guangdong Investment, Ltd.                            3,601,988
                                                                                        ------------
                                                                                        $  5,582,900
                                                                                        ------------
                                     Total Utilities                                    $ 17,355,507
----------------------------------------------------------------------------------------------------
                                     TOTAL COMMON STOCKS
                                     (Cost $622,719,126)                                $664,107,839
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)
----------------------------------------------------------------------------------------------------
                                     COLLATERALIZED MORTGAGE
                                     OBLIGATIONS -- 1.3%
                                     BANKS -- 1.3%
                                     Thrifts & Mortgage Finance -- 1.3%
          3,000,000                  COMM 2006-C8 Mortgage Trust, 5.377%,
                                     12/10/46                                           $  3,020,346
             92,832                  Credit Suisse First Boston Mortgage Securities
                                     Corp., 4.898%, 3/15/36 (144A)                            90,854
          3,000,000                  GS Mortgage Securities Corp., II Series
                                     2005-GG4 REMICS, 4.782%, 7/10/39                      3,029,550
          2,384,000       5.86       JP Morgan Chase Commercial Mortgage
                                     Securities Trust 2006-LDP7 REMICS, Floating
                                     Rate Note, 4/15/45                                    2,402,798
          3,000,000       5.57       Morgan Stanley Capital I Trust 2007-TOP25,
                                     Floating Rate Note, 11/12/49                          3,076,914
                                                                                        ------------
                                                                                        $ 11,620,462
                                                                                        ------------
                                     Total Banks                                        $ 11,620,462
----------------------------------------------------------------------------------------------------
                                     TOTAL COLLATERALIZED
                                     MORTGAGE OBLIGATIONS
                                     (Cost $11,316,097)                                 $ 11,620,462
----------------------------------------------------------------------------------------------------
                                     CORPORATE BONDS -- 5.7%
                                     ENERGY -- 0.3%
                                     Oil & Gas Exploration & Production -- 0.3%
          2,800,000                  Concho Resources, Inc., 7.0%, 1/15/21              $  3,020,500
                                                                                        ------------
                                     Total Energy                                       $  3,020,500
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 29

----------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                       Value
----------------------------------------------------------------------------------------------------
                                     MATERIALS -- 2.9%
                                     Diversified Metals & Mining -- 1.0%
          9,500,000                  Gold Fields Orogen Holdings BVI, Ltd., 4.875%,
                                     10/7/20 (144A)                                     $  8,455,000
----------------------------------------------------------------------------------------------------
                                     Gold -- 1.9%
          3,000,000                  AngloGold Ashanti Holdings Plc, 8.5%,
                                     7/30/20                                            $  3,225,000
          3,000,000                  AngloGold Ashanti Holdings Plc, 8.5%,
                                     7/30/20                                               3,225,000
          1,700,000                  Kinross Gold Corp., 5.125%, 9/1/21                    1,658,358
          7,300,000                  Kinross Gold Corp., 5.125%, 9/1/21                    7,121,186
          1,850,000                  Kinross Gold Corp., 5.95%, 3/15/24 (144A)             1,769,327
                                                                                        ------------
                                                                                        $ 16,998,871
                                                                                        ------------
                                     Total Materials                                    $ 25,453,871
----------------------------------------------------------------------------------------------------
                                     TRANSPORTATION -- 0.6%
                                     Airlines -- 0.6%
          5,000,000                  American Airlines 2013-1 Class C Pass Through
                                     Trust, 6.125%, 7/15/18 (144A)                      $  5,131,250
                                                                                        ------------
                                     Total Transportation                               $  5,131,250
----------------------------------------------------------------------------------------------------
                                     DIVERSIFIED FINANCIALS -- 0.5%
                                     Asset Management & Custody Banks -- 0.5%
          3,800,000                  Prospect Capital Corp., 5.875%, 3/15/23            $  3,990,270
                                                                                        ------------
                                     Total Diversified Financials                       $  3,990,270
----------------------------------------------------------------------------------------------------
                                     INSURANCE -- 0.1%
                                     Reinsurance -- 0.1%
          1,000,000       7.27       Northshore Re, Ltd., Floating Rate Note,
                                     7/5/16 (Cat Bond) (144A)                           $  1,049,700
                                                                                        ------------
                                     Total Insurance                                    $  1,049,700
----------------------------------------------------------------------------------------------------
                                     REAL ESTATE -- 1.1%
                                     Diversified Real Estate Activities -- 0.5%
          3,600,000                  Alam Synergy Pte, Ltd., 9.0%, 1/29/19 (144A)       $  3,906,000
----------------------------------------------------------------------------------------------------
                                     Real Estate Services -- 0.6%
          5,000,000                  Kennedy-Wilson, Inc., 8.75%, 4/1/19                $  5,312,500
                                                                                        ------------
                                     Total Real Estate                                  $  9,218,500
----------------------------------------------------------------------------------------------------
                                     UTILITIES -- 0.2%
                                     Independent Power Producers &
                                     Energy Traders -- 0.2%
            700,000                  Star Energy Geothermal Wayang Windu, Ltd.,
                                     6.125%, 3/27/20 (144A)                             $    715,750

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

----------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                       Value
----------------------------------------------------------------------------------------------------
                                     Independent Power Producers &
                                     Energy Traders -- (continued)
          1,000,000                  Star Energy Geothermal Wayang Windu, Ltd.,
                                     6.125%, 3/27/20 (144A)                             $  1,022,500
                                                                                        ------------
                                                                                        $  1,738,250
                                                                                        ------------
                                     Total Utilities                                    $  1,738,250
----------------------------------------------------------------------------------------------------
                                     TOTAL CORPORATE BONDS
                                     (Cost $49,194,169)                                 $ 49,602,341
----------------------------------------------------------------------------------------------------
                                     FOREIGN GOVERNMENT BONDS -- 9.4%
AUD      12,695,000                  Australia Government Bond, 5.75%, 5/15/21          $ 12,969,803
BRL       3,000,000                  Brazil Notas do Tesouro Nacional Serie B,
                                     6.0%, 8/15/50                                         2,958,766
         19,303,000                  Indonesia Government International Bond,
                                     5.875%, 1/15/24 (144A)                               21,957,158
         12,547,000                  Indonesia Government International Bond,
                                     6.75%, 1/15/44 (144A)                                15,385,759
MXN     186,719,277                  Mexican Udibonos, 4.0%, 11/15/40                     15,187,933
NZD      15,319,000                  New Zealand Government Bond, 5.5%,
                                     4/15/23                                              13,188,234
                                                                                        ------------
                                                                                        $ 81,647,653
----------------------------------------------------------------------------------------------------
                                     TOTAL FOREIGN GOVERNMENT BONDS
                                     (Cost $82,405,191)                                 $ 81,647,653
----------------------------------------------------------------------------------------------------
                                     SENIOR FLOATING RATE
                                     LOAN INTERESTS -- 0.1%**
                                     MATERIALS -- 0.0%+
                                     Aluminum -- 0.0%+
            240,633       3.75       Novelis, Inc., Initial Term Loan, 3/10/17          $    238,708
                                                                                        ------------
                                     Total Materials                                    $    238,708
----------------------------------------------------------------------------------------------------
                                     TECHNOLOGY HARDWARE &
                                     EQUIPMENT -- 0.1%
                                     Communications Equipment -- 0.1%
            120,446       2.73       Commscope, Inc., Tranche 3 Term Loan,
                                     1/21/17                                            $    120,145
            180,669       3.25       Commscope, Inc., Tranche 4 Term Loan,
                                     1/14/18                                                 180,556
                                                                                        ------------
                                                                                        $    300,701
                                                                                        ------------
                                     Total Technology Hardware & Equipment              $    300,701
----------------------------------------------------------------------------------------------------
                                     TOTAL SENIOR FLOATING RATE
                                     LOAN INTERESTS
                                     (Cost $540,336)                                    $    539,409
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 31

----------------------------------------------------------------------------------------------------
Shares                                                                                  Value
----------------------------------------------------------------------------------------------------
                                     EXCHANGE TRADED FUNDS -- 5.0%
             62,300                  BlackRock MuniVest Fund, Inc.                      $    609,294
             44,100                  BlackRock MuniYield Fund, Inc.                          639,450
             45,459                  iShares MSCI Spain Capped ETF                         1,719,259
            145,296                  Market Vectors Vietnam ETF                            3,104,976
            404,787                  PowerShares Buyback Achievers Portfolio              18,616,154
            138,513                  SPDR S&P Euro Dividend Aristocrats UCITS ETF          3,162,221
             55,639                  SPDR S&P Global Dividend Aristocrats ETF              1,801,862
            219,314                  SPDR S&P UK Dividend Aristocrats UCITS ETF            4,226,032
            221,493                  SPDR S&P US Dividend Aristocrats UCITS ETF            8,743,189
                                                                                        ------------
                                                                                        $ 42,622,437
----------------------------------------------------------------------------------------------------
                                     TOTAL EXCHANGE TRADED FUNDS
                                     (Cost $37,777,976)                                 $ 42,622,437
----------------------------------------------------------------------------------------------------
                                     PURCHASED PUT OPTIONS -- 0.4%
              5,000                  S&P500 EMINI Future, 11/21/14 @ 1925               $  1,325,000
              4,500                  S&P500 EMINI Future, 11/21/14 @ 1895                    742,500
              8,000                  ISHARES IBOXX High Yield Future,
                                     11/22/14 @ 92                                           580,000
              9,000                  S&P500 EMINI Future, 11/21/14 @ 1800                    472,500
              4,000                  S&P500 EMINI Future, 11/21/14 @ 1845                    340,000
              5,000                  EURO STOXX 50 Future, 11/21/14 @ 2825                   338,256
                                                                                        ------------
                                                                                        $  3,798,256
----------------------------------------------------------------------------------------------------
                                     TOTAL PURCHASED PUT OPTIONS
                                     (Premiums paid $10,086,735)                        $  3,798,256
----------------------------------------------------------------------------------------------------
                                     PURCHASED CALL OPTIONS -- 1.4%
              7,000                  Amazon.com, Inc., 1/17/15 @ 335                    $  2,590,000
              5,250                  EURO STOXX 50 Future, 1/16/15 @ 3275                  1,785,710
              2,300                  S&P500 EMINI Future, 12/19/14 @ 2050                  2,185,000
              3,000                  S&P500 EMINI Future, 2/20/15 @ 2130                   1,755,000
              5,000                  S&P500 EMINI Future, 2/20/15 @ 2150                   2,100,000
              3,000                  S&P500 EMINI Future, 2/20/15 @ 2175                     810,000
              4,227                  S&P500 EMINI Future, 2/20/15 @ 2200                     729,158
                                                                                        ------------
                                                                                        $ 11,954,868
----------------------------------------------------------------------------------------------------
                                     TOTAL PURCHASED CALL OPTIONS
                                     (Premiums paid $6,935,141)                         $ 11,954,868
----------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENT IN SECURITIES -- 101.1%
                                     (Cost $831,838,176) (a)                            $876,641,301
----------------------------------------------------------------------------------------------------
                                     OTHER ASSETS & LIABILITIES -- (0.6)%               $ (5,552,296)
----------------------------------------------------------------------------------------------------
                                     WRITTEN PUT OPTIONS -- (0.3)%
             (4,500)                 S&P500 EMINI Future, 1/16/15 @ 1650                $   (821,250)
             (2,500)                 S&P500 EMINI Future, 1/16/15 @ 1725                    (762,500)
             (2,250)                 S&P500 EMINI Future, 1/16/15 @ 1700                    (596,250)

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

----------------------------------------------------------------------------------------------------
Shares                                                                                  Value
----------------------------------------------------------------------------------------------------
                                      WRITTEN PUT OPTIONS -- (continued)
              (2,000)                 S&P500 EMINI Future, 1/16/15 @ 1690               $   (495,000)
              (2,500)                 EURO STOXX 50 Future, 1/16/15 @ 2500                  (195,750)
                                                                                        ------------
                                                                                        $ (2,870,750)
----------------------------------------------------------------------------------------------------
                                      TOTAL WRITTEN PUT OPTIONS
                                      (Premiums received $(4,825,618))                  $ (2,870,750)
----------------------------------------------------------------------------------------------------
                                      WRITTEN CALL OPTION -- (0.1)%
              (7,000)                 Amazon.com, Inc., 1/17/15 @ 350                   $ (1,239,000)
----------------------------------------------------------------------------------------------------
                                      TOTAL WRITTEN CALL OPTION
                                      (Premiums received $(905,640))                    $ (1,239,000)
----------------------------------------------------------------------------------------------------
                                      TOTAL NET ASSETS -- 100.0%                        $866,979,255
====================================================================================================

*             Non-income producing security.

+             Amount rounds to less than 0.1% or (0.1)%.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2014, the value of these securities amounted to $59,483,298 or 6.9% of total net assets.

(A.D.R.)      American Depositary Receipts.

(G.D.R.)      Global Depositary Receipts.

REIT          Real Estate Investment Trust.

(Perpetual)   Security with no stated maturity date.

(Cat Bond)    Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
              Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At October 31, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $836,670,705 was as follows:

                 Aggregate gross unrealized appreciation for all investments in which
                    there is an excess of value over tax cost                               $61,707,431

                 Aggregate gross unrealized depreciation for all investments in which
                    there is an excess of tax cost over value                               (21,736,835)
                                                                                            -----------
                 Net unrealized appreciation                                                $39,970,596
                                                                                            ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 33

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

AUD           Australian Dollar
BRL           Brazilian Real
MXN           Mexican Peso
NZD           New Zealand Dollar

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2014 aggregated $3,911,966,045 and $4,277,833,652, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 -- quoted prices in active markets for identical securities.

    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of October 31, 2014, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                                 Level 1       Level 2     Level 3    Total
--------------------------------------------------------------------------------
Convertible Corporate Bond       $         --  $4,439,000  $ --       $4,439,000
Preferred Stocks
  Real Estate
    Retail REIT                            --     199,920    --          199,920
  All Other Preferred Stocks        6,109,116          --    --        6,109,116
Common Stocks*
  Energy
    Oil & Gas Equipment
       & Services                   4,363,008   1,746,991    --        6,109,999
    Oil & Gas Exploration
       & Production                 2,199,267   2,666,581    --        4,865,848
  Materials
    Specialty Chemicals             4,999,906          --    --        4,999,906
    Diversified Metals & Mining       910,166          --    --          910,166
  Capital Goods
    Aerospace & Defense            21,609,877          --    --       21,609,877
    Construction & Farm
       Machinery & Heavy Trucks     3,990,075  14,192,096    --       18,182,171
    Industrial Machinery            7,127,244  20,700,497    --       27,827,741
  Transportation
    Railroads                       9,273,353          --    --        9,273,353
  Consumer Services
    Casinos & Gaming                1,728,141   5,914,617    --        7,642,758
    Hotels, Resorts &
       Cruise Lines                10,183,682   2,006,035    --       12,189,717

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

--------------------------------------------------------------------------------
                                Level 1        Level 2     Level 3    Total
--------------------------------------------------------------------------------
Media
  Broadcasting                  $   1,732,980  $1,501,620  $  --      $3,234,600
  Cable & Satellite                 5,419,097          --     --       5,419,097
  Movies & Entertainment           11,594,212          --     --      11,594,212
Retailing
  Internet Retail                  10,488,901          --     --      10,488,901
  Department Stores                 3,665,788       3,795     --       3,669,583
  Apparel Retail                    5,113,370          --     --       5,113,370
Food & Staples Retailing
  Drug Retail                       5,691,177          --     --       5,691,177
Food, Beverage & Tobacco
  Soft Drinks                       6,388,669          --     --       6,388,669
Health Care Equipment
  & Services
  Health Care Equipment             7,829,834   4,554,089     --      12,383,923
  Health Care Distributors          6,323,369          --     --       6,323,369
  Managed Health Care               6,123,892          --     --       6,123,892
Pharmaceuticals, Biotechnology
  & Life Sciences
  Biotechnology                     4,810,548   2,234,453     --       7,045,001
  Pharmaceuticals                  15,187,228  28,744,498     --      43,931,726
Banks
  Diversified Banks                 7,753,013  67,253,174     --      75,006,187
  Regional Banks                    2,978,845          --     --       2,978,845
Diversified Financials
  Specialized Finance               5,399,376   5,597,638     --      10,997,014
  Consumer Finance                  5,151,319          --     --       5,151,319
  Asset Management &
     Custody Banks                 16,128,334   4,859,591     --      20,987,925
  Investment Banking
     & Brokerage                    2,458,797   5,328,146     --       7,786,943
Insurance
  Life & Health Insurance          11,942,217   5,351,041     --      17,293,258
  Multi-line Insurance              5,667,385   8,403,468     --      14,070,853
Real Estate
  Hotel & Resort REIT              26,651,429          --     --      26,651,429
  Mortgage REIT                     2,100,426          --     --       2,100,426
  Residential REIT                    301,122          --     --         301,122
  Retail REIT                         331,619          --     --         331,619
Software & Services
  Internet Software & Services     10,200,704   8,150,005     --      18,350,709
  Data Processing &
     Outsourced Services            1,393,265   2,454,873     --       3,848,138

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 35

----------------------------------------------------------------------------------------
                                     Level 1       Level 2        Level 3  Total
----------------------------------------------------------------------------------------
  Technology Hardware & Equipment
    Computer Storage & Peripherals   $  4,663,440  $         --   $   --   $  4,663,440
    Technology Hardware, Storage
       & Peripherals                    1,827,783     5,153,625       --      6,981,408
  Semiconductors &
    Semiconductor Equipment
    Semiconductor Equipment             2,081,899     6,982,740       --      9,064,639
  All Other Common Stocks                      --   196,523,509       --    196,523,509
Collateralized Mortgage Obligations            --    11,620,462       --     11,620,462
Corporate Bonds                                --    49,602,341       --     49,602,341
Foreign Government Bonds                       --    81,647,653       --     81,647,653
Senior Floating Rate Loan Interests            --       539,409       --        539,409
Exchange Traded Funds                  42,622,437            --       --     42,622,437
Purchased Put Options                   3,798,256            --       --      3,798,256
Purchased Call Options                 11,954,868            --       --     11,954,868
----------------------------------------------------------------------------------------
Total                                $328,269,434  $548,371,867   $   --   $876,641,301
========================================================================================
Other Financial Instruments
Net unrealized appreciation on
  futures contracts                  $  1,572,367  $         --   $   --   $  1,572,367
Net unrealized appreciation on
  written put options                          --     1,954,868       --      1,954,868
Net unrealized depreciation on
  written call options                         --      (333,360)      --       (333,360)
Net unrealized appreciation on
  forward foreign
  currency contracts                           --       111,672       --        111,672
Net unrealized depreciation on
  forward foreign
  currency contracts                           --      (244,102)      --       (244,102)
----------------------------------------------------------------------------------------
Total Other Financial Instruments    $  1,572,367  $  1,489,078   $   --   $  3,061,445
========================================================================================

* Level 2 securities are valued by independent pricing services using fair value factors.

During the year ended October 31, 2014, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

Statement of Assets and Liabilities | 10/31/14 (Consolidated)

ASSETS:
  Investment in securities, at value (cost $831,838,176)                 $876,641,301
  Cash                                                                     64,268,761
  Futures collateral                                                        4,204,093
  Receivables --
     Investment securities sold                                            30,579,253
     Fund shares sold                                                       1,572,991
     Dividends                                                                835,525
     Interest                                                               2,371,172
     Due from Pioneer Investment Management, Inc.                             214,808
  Net unrealized appreciation on futures contracts                          1,572,367
  Net unrealized appreciation on forward foreign currency contracts           111,672
  Other assets                                                                 58,245
--------------------------------------------------------------------------------------
         Total assets                                                    $982,430,188
======================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                     $ 48,464,212
     Fund shares repurchased                                                4,403,983
     Trustee fees                                                               3,313
     Futures payable                                                               87
     Dividends                                                                    279
  Net unrealized depreciation on forward foreign currency contracts           244,102
  Due to custodian (cost $(56,443,384))                                    56,703,966
  Written options (premiums received $5,731,258)                            4,109,750
  Variation margin                                                            389,588
  Reserve for repatriation taxes                                               96,384
  Due to affiliates                                                           236,730
  Accrued expenses                                                            798,539
--------------------------------------------------------------------------------------
         Total liabilities                                               $115,450,933
======================================================================================
NET ASSETS:
  Paid-in capital                                                        $794,660,713
  Undistributed net investment income                                       9,789,825
  Accumulated net realized gain on investments, futures contracts, swap
     contracts, written options and foreign currency transactions          14,881,193
  Net unrealized appreciation on investments                               44,803,125
  Net unrealized appreciation on written options                            1,621,508
  Net unrealized appreciation on futures contracts                          1,572,367
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies          (349,476)
--------------------------------------------------------------------------------------
         Total net assets                                                $866,979,255
======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $227,250,841/17,555,717 shares)                     $      12.94
   Class C (based on $238,164,430/18,628,456 shares)                     $      12.78
   Class R (based on $74,105/5,734 shares)                               $      12.92
   Class Y (based on $401,336,184/30,931,521 shares)                     $      12.97
   Class Z (based on $153,695/11,892 shares)                             $      12.92
MAXIMUM OFFERING PRICE:
   Class A ($12.94 / 95.5%)                                              $      13.55
======================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 37

Statement of Operations (Consolidated)

For the Year Ended 10/31/14

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $1,157,481)         $  16,826,841
  Interest (net of foreign taxes withheld of $57,201)                13,540,324
------------------------------------------------------------------------------------------------
         Total investment income                                                  $  30,367,165
------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                 $   7,440,476
  Transfer agent fees
     Class A                                                             69,449
     Class C                                                             35,896
     Class R                                                                 36
     Class Y                                                              7,660
     Class Z                                                                515
  Distribution fees
     Class A                                                            810,952
     Class C                                                          2,680,320
     Class R                                                                156
  Shareholder communications expense                                  1,085,005
  Administrative reimbursement                                          353,384
  Custodian fees                                                        547,817
  Registration fees                                                     129,972
  Professional fees                                                     131,446
  Printing expense                                                       53,379
  Fees and expenses of nonaffiliated Trustees                            42,151
  Miscellaneous                                                          91,251
------------------------------------------------------------------------------------------------
     Total operating expenses                                                     $  13,479,865
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                        (236,410)
------------------------------------------------------------------------------------------------
     Net operating expenses                                                       $  13,243,455
------------------------------------------------------------------------------------------------
         Interest expense                                                         $     518,957
------------------------------------------------------------------------------------------------
     Net operating expenses and interest expense                                  $  13,762,412
------------------------------------------------------------------------------------------------
         Net investment income                                                    $  16,604,753
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS, WRITTEN OPTIONS FUTURES CONTRACTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments (net of foreign capital gains taxes of $82,403)  $  47,992,543
     Futures contracts                                              (20,580,439)
     Written options                                                (12,064,032)
     Swap contracts                                                   7,377,942
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies           (1,407,622)  $  21,318,392
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments (net decrease in reserve for foreign
         capital gains taxes of $96,384)                          $ (31,826,008)
     Futures contracts                                                1,163,763
     Written options                                                  1,621,508
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies             (290,982)  $ (29,331,719)
------------------------------------------------------------------------------------------------
  Net loss on investments, swap contracts, written options,
     futures contracts and foreign currency transactions                          $  (8,013,327)
------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                            $   8,591,426
================================================================================================

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

Statements of Changes in Net Assets (Consolidated)

-------------------------------------------------------------------------------------------
                                                           Year Ended       Year Ended
                                                           10/31/14         10/31/13
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                      $   16,604,753   $   13,060,795
Net realized gain (loss) on investments, futures
  contracts, written options swap contracts and
  foreign currency transactions                                21,318,392       34,125,836
Change in net unrealized appreciation (depreciation)
  on investments, futures contracts, written options
  and foreign currency transactions                           (29,331,719)      34,421,618
-------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations  $    8,591,426   $   81,608,249
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.08 and $0.15 per share, respectively)     $   (2,126,642)  $   (3,047,500)
     Class C ($0.02 and $0.07 per share, respectively)           (327,921)      (1,040,526)
     Class R ($0.06 and $0.04 per share, respectively)               (163)             (28)
     Class Y ($0.13 and $0.19 per share, respectively)         (4,649,796)      (5,040,125)
     Class Z ($0.06 and $0.11 per share, respectively)               (405)            (117)
Net realized gain:
     Class A ($0.49 and $0.00 per share, respectively)        (12,531,021)              --
     Class C ($0.49 and $0.00 per share, respectively)         (9,636,077)              --
     Class R ($0.49 and $0.00 per share, respectively)               (388)              --
     Class Y ($0.49 and $0.00 per share, respectively)        (16,044,747)              --
     Class Z ($0.49 and $0.00 per share, respectively)               (773)              --
-------------------------------------------------------------------------------------------
         Total distributions to shareowners                $  (45,317,933)  $   (9,128,296)
===========================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $  488,676,358   $  795,417,513
Reinvestment of distributions                                  38,216,433        7,782,943
Cost of shares repurchased                                   (637,695,484)    (298,691,817)
-------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
         Fund share transactions                           $ (110,802,693)  $  504,508,639
-------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                 $ (147,529,200)  $  576,988,592
NET ASSETS:
Beginning of year                                           1,014,508,455      437,519,863
-------------------------------------------------------------------------------------------
End of year                                                $  866,979,255   $1,014,508,455
-------------------------------------------------------------------------------------------
Undistributed net investment income                        $    9,789,825   $    1,345,407
===========================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 39

-------------------------------------------------------------------------------------
                          '14 Shares    '14 Amount        '13 Shares   '13 Amount
-------------------------------------------------------------------------------------
Class A
Shares sold                 9,236,884     120,512,989     19,036,564   $ 245,707,864
Reinvestment of
  distributions             1,069,509      13,818,762        227,868       2,892,806
Less shares repurchased   (17,916,637)   (231,568,945)    (6,615,326)    (84,741,434)
-------------------------------------------------------------------------------------
      Net increase
        (decrease)         (7,610,244)  $ (97,237,194)    12,649,106   $ 163,859,236
=====================================================================================
Class C
Shares sold                 6,190,418      79,783,701     13,474,589   $ 172,196,737
Reinvestment of
   distributions              633,418       8,101,903         68,156         854,068
Less shares repurchased    (7,270,620)    (92,694,313)    (3,447,199)    (44,152,838)
-------------------------------------------------------------------------------------
      Net increase
        (decrease)           (446,784)  $  (4,808,709)    10,095,546   $ 128,897,967
=====================================================================================
Class R*
Shares sold                     4,941          64,016            784   $      10,000
Reinvestment of
   distributions                    9             115             --              --
Less shares repurchased            --              --             --              --
-------------------------------------------------------------------------------------
      Net increase              4,950   $      64,131            784   $      10,000
=====================================================================================
Class Y
Shares sold                22,033,294     288,180,334     29,120,727   $ 377,482,510
Reinvestment of
   distributions            1,257,557      16,294,893        316,841       4,036,037
Less shares repurchased   (24,310,961)   (313,430,251)   (13,233,152)   (169,797,540)
-------------------------------------------------------------------------------------
      Net increase
        (decrease)         (1,020,110)  $  (8,955,024)    16,204,416   $ 211,721,007
=====================================================================================
Class Z**
Shares sold                    10,419         135,318          1,562   $      20,402
Reinvestment of
   distributions                   59             760              2              32
Less shares repurchased          (150)         (1,975)            --              (5)
-------------------------------------------------------------------------------------
      Net increase             10,328   $     134,103          1,564   $      20,429
=====================================================================================

*   Class R shares were first publicly offered on September 13, 2013.

**  Class Z shares were first publicly offered on April 26, 2013.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

Financial Highlights (Consolidated)

---------------------------------------------------------------------------------------------------------------------------
                                                                      Year       Year      Year       Year
                                                                      Ended      Ended     Ended      Ended     4/30/10 to
                                                                      10/31/14   10/31/13  10/31/12   10/31/11  10/31/10
---------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                  $  13.33  $  11.76   $  11.25   $ 10.63   $ 10.00(a)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                       $   0.27  $   0.21   $   0.20   $  0.19   $  0.03
   Net realized and unrealized gain (loss) on investments                (0.09)     1.51       0.67      0.51      0.60
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $   0.18  $   1.72   $   0.87   $  0.70   $  0.63
---------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                              $  (0.08) $  (0.15)  $  (0.36)  $ (0.08)  $  0.00
   Net realized gain                                                     (0.49)       --         --        --        --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   $  (0.57) $  (0.15)  $  (0.36)  $ (0.08)  $  0.00
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $  (0.39) $   1.57   $   0.51   $  0.62   $  0.63
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  12.94  $  13.33   $  11.76   $ 11.25   $ 10.63
===========================================================================================================================
Total return*                                                             1.45%    14.72%      8.01%     6.60%     6.30%***
Ratio of net expenses plus interest expense to average net assets(b)      1.23%     1.20%      1.20%     1.20%     1.20%**
Ratio of net investment income (loss) to average net assets               1.60%     1.82%      2.19%     2.05%     1.44%**
Portfolio turnover rate                                                    383%      288%       175%      191%        8%***
Net assets, end of period (in thousands)                              $227,251  $335,398   $147,163   $87,316   $41,574
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses plus interest expense(b)                                1.23%     1.23%      1.22%     1.24%     1.94%**
   Net investment income (loss)                                           1.60%     1.79%      2.17%     2.01%     0.69%**
===========================================================================================================================

(a) Class A shares beginning capital was recorded on inception date at $10.00 per share.

(b) Includes interest expense of 0.05%, 0.00%, 0.00%, 0.00%, 0.00%, respectively.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not annualized.

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 41

-----------------------------------------------------------------------------------------------------------------------------
                                                                      Year       Year       Year       Year
                                                                      Ended      Ended      Ended      Ended     4/30/10 to
                                                                      10/31/14   10/31/13   10/31/12   10/31/11  10/31/10
-----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                  $  13.21   $  11.66   $  11.15   $ 10.60   $  10.00(a)
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                       $   0.13   $   0.12   $   0.11   $  0.08   $   0.02
   Net realized and unrealized gain (loss) on investments                (0.05)      1.50       0.67      0.52       0.58
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $   0.08   $   1.62   $   0.78   $  0.60   $   0.60
-----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                              $  (0.02)  $  (0.07)  $  (0.27)  $ (0.05)  $     --
   Net realized gain                                                     (0.49)        --         --        --         --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   $  (0.51)  $  (0.07)  $  (0.27)  $ (0.05)  $     --
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $  (0.43)  $   1.55   $   0.51   $  0.55   $   0.60
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  12.78   $  13.21   $  11.66   $ 11.15   $  10.60
=============================================================================================================================
Total return*                                                             0.60%     13.93%      7.18%     5.69%      6.00%***
Ratio of net expenses plus interest expense to average net assets(b)      1.97%      1.98%      1.95%     2.00%      2.00%**
Ratio of net investment income (loss) to average net assets               0.89%      1.05%      1.43%     1.25%      0.67%**
Portfolio turnover rate                                                    383%       288%       175%      191%         8%***
Net assets, end of period (in thousands)                              $238,164   $251,889   $104,709   $58,471   $ 20,953
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses plus interest expense(b)                                1.97%      1.98%      1.95%     2.00%      2.50%**
   Net investment income (loss)                                           0.89%      1.05%      1.43%     1.25%      0.17%**
=============================================================================================================================

(a) Class C shares beginning capital was recorded on inception date at $10.00 per share.

(b) Includes interest expense of 0.05%, 0.00%, 0.00%, 0.00%, 0.00%, respectively.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not annualized.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

---------------------------------------------------------------------------------
                                                          Year
                                                          Ended       9/12/13 to
                                                          10/31/14    10/31/13
---------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                      $ 13.32     $ 12.87(a)
---------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                            $  0.15     $  0.05
  Net realized and unrealized gain (loss) on investments     0.00(b)     0.44
---------------------------------------------------------------------------------
Net increase (decrease) from investment operations        $  0.15     $  0.49
---------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                   $ (0.06)    $ (0.04)
  Net realized gain                                         (0.49)         --
---------------------------------------------------------------------------------
Total distributions                                       $ (0.55)    $ (0.04)
---------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $ (0.40)    $  0.45
---------------------------------------------------------------------------------
Net asset value, end of period                            $ 12.92     $ 13.32
=================================================================================
Total return*                                                1.19%       4.76%***
Ratio of net expenses plus interest expense to average
  net assets(c)                                              1.55%       1.36%**
Ratio of net investment income (loss) to average
  net assets                                                 1.40%       2.96%**
Portfolio turnover rate                                       383%        288%***
Net assets, end of period (in thousands)                  $    74     $    10
Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for fees
  paid indirectly:
  Total expenses plus interest expense(c)                    1.55%       1.36%**
  Net investment income (loss)                               1.40%       2.96%**
=================================================================================

(a) Class R shares beginning capital was recorded on inception date at $10.00 per share.

(b) Amount rounds to less than $0.01 or $(0.01) per share.

(c) Includes interest expense of 0.05%, 0.00%, 0.00%, 0.00%, 0.00%, respectively.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not annualized.

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 43

------------------------------------------------------------------------------------------------------------------------------
                                                                      Year       Year       Year       Year
                                                                      Ended      Ended      Ended      Ended      4/30/10 to
                                                                      10/31/14   10/31/13   10/31/12   10/31/11   10/31/10
------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                  $  13.37   $  11.79   $  11.29   $  10.65   $  10.00(a)
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                       $   0.27   $   0.25   $   0.24   $   0.15   $   0.05
   Net realized and unrealized gain (loss) on investments                (0.05)      1.52       0.66       0.58       0.60
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $   0.22   $   1.77   $   0.90   $   0.73   $   0.65
------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                              $  (0.13)  $  (0.19)  $  (0.40)  $  (0.09)  $     --
   Net realized gain                                                     (0.49)        --         --         --         --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   $  (0.62)  $  (0.19)  $  (0.40)  $  (0.09)  $     --
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $  (0.40)  $   1.58   $   0.50   $   0.64   $   0.65
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  12.97   $  13.37   $  11.79   $  11.29   $  10.65
==============================================================================================================================
Total return*                                                             1.70%     15.07%      8.33%      6.89%      6.50%***
Ratio of net expenses plus interest expense to average net assets(b)      0.95%      0.90%      0.90%      0.90%      0.90%**
Ratio of net investment income (loss) to average net assets               1.92%      2.11%      2.49%      2.35%      1.78%**
Portfolio turnover rate                                                    383%       288%       175%       191%         8%***
Net assets, end of period (in thousands)                              $401,336   $427,190   $185,648   $119,744   $ 19,875
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses plus interest expense(b)                                1.00%      0.98%      0.91%      0.98%      1.41%**
   Net investment income (loss)                                           1.92%      2.03%      2.48%      2.67%      1.26%**
==============================================================================================================================

(a) Class Y shares beginning capital was recorded on inception date at $10.00 per share.

(b) Includes interest expense of 0.05%, 0.00%, 0.00%, 0.00%, 0.00%, respectively.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

*** Not annualized.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

--------------------------------------------------------------------------------
                                                          Year
                                                          Ended     4/25/13 to
                                                          10/31/14  10/31/13
--------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                      $ 13.33   $  13.33(a)
--------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                            $  0.17   $   0.14
  Net realized and unrealized gain (loss) on investments    (0.03)     (0.03)
--------------------------------------------------------------------------------
Net increase (decrease) from investment operations        $  0.14   $   0.11
--------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                   $ (0.06)  $  (0.11)
  Net realized gain                                         (0.49)        --
--------------------------------------------------------------------------------
Total distributions                                       $ (0.55)  $  (0.11)
--------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $ (0.41)  $     --
--------------------------------------------------------------------------------
Net asset value, end of period                            $ 12.92   $  13.33
================================================================================
Total return*                                                1.09%      1.57%***
Ratio of net expenses plus interest expense to average
  net assets(b)                                              1.63%      1.05%**
Ratio of net investment income (loss) to average
  net assets                                                 1.43%      2.22%**
Portfolio turnover rate                                       383%       288%***
Net assets, end of period (in thousands)                  $   154   $     21
Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for fees
  paid indirectly:
  Total expenses plus interest expense(b)                    1.63%      1.05%**
  Net investment income (loss)                               1.43%      2.22%**
================================================================================

(a) Class Z shares beginning capital was recorded on inception date at $10.00 per share.

(b) Includes interest expense of 0.05%, 0.00%, 0.00%, 0.00%, 0.00%, respectively.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

*** Not annualized.

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 45

Notes to Financial Statements | 10/31/14 (Consolidated)

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Real Return Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's investment objective is to seek total return.

The Fund offers five classes of shares designated as Class A, Class C, Class R, Class Y and Class Z shares. Class A, Class C and Class Y shares were first publicly offered on May 3, 2010. Class Z shares were first publicly offered on April 26, 2013. Class R shares were first publicly offered on September 13, 2013. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y and Class Z shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

46 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 47

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At October 31, 2014, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. All discounts/premiums on debt securities are accreted/amortized into interest income for financial reporting purposes.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on

48 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at October 31, 2014 was $4,204,093. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the year ended October 31, 2014 was $36,578,999.

    At October 31, 2014, open futures contracts were as follows:

    -------------------------------------------------------------------------------
                               Number of                             Unrealized
                               Contracts    Settlement               Appreciation/
    Type                       Long/(Short) Month      Value         (Depreciation)
    -------------------------------------------------------------------------------
    CBOE Volatility
     Index Futures             1,935        11/14      $ 30,573,000  $ (734,923)
    The U.S. Dollar
     Index Futures             1,021        12/14        88,843,336     913,846
    U.S. Treasury Long
     Bond Futures                476        12/14        67,160,625   1,023,875
    CBOE Volatility
     Index Futures            (2,332)       1/15        (39,177,600)    267,494
    Euro Fx Futures             (196)       12/14       (30,698,500)    228,475
    Brent Crude Futures          200        12/14        17,172,000    (114,110)
    Palladium Futures             16        12/14         1,266,880     (12,290)
    -------------------------------------------------------------------------------
                                                       $135,139,741  $1,572,367
    ===============================================================================

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 49

D.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

E.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2014, the Fund did not accrue any interest or penalties with respect to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At October 31, 2014, the Fund reclassified $1,055,408 to decrease undistributed net investment income, $579,573 to increase paid-in capital and $475,835 to increase accumulated net realized gain on investments, futures contracts, swap contracts, written options and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

50 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

    The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 were as follows:

    ----------------------------------------------------------------------------
                                                       2014                 2013
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                             $ 7,104,927           $9,128,296
    Long-term capital gain                       38,213,006                   --
    ----------------------------------------------------------------------------
         Total                                  $45,317,933           $9,128,296
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2014:

    ----------------------------------------------------------------------------
                                                                            2014
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                    $10,006,033
    Undistributed long-term capital gain                              20,848,356
    Net unrealized appreciation                                       41,464,153
    ----------------------------------------------------------------------------
         Total                                                       $72,318,542
    ============================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash-sales, the tax treatment on passive foreign investment company (PFIC) holdings, adjustments relating to catastrophe bonds, tax basis adjustments on partnerships and the mark-to-market of forward foreign currency contracts, future contracts and options and the tax basis adjustments on partnerships.

F.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $70,594 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2014.

G.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C and Class R shares of the Fund, respectively (see Note 4). Class Y and Class Z shares do not pay distribution

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 51 fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

H.  Risks

    Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

    The Fund may gain exposure to commodities (such as oil and precious metals) through investment in commodity-related investments, including commodity-linked derivatives, ETFs and leveraged or unleveraged commodity-linked notes (derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices). The Fund also may invest in equity securities of issuers in commodity-related industries. The Fund's investments in commodity-related investments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-related investments may be more volatile than the underlying commodities. In addition, commodity-linked investments are subject to counterparty risk due to there being a relatively small number of issuers. The Fund gains exposure to commodity-related investments by investing in the Pioneer Cayman Commodity Fund, Ltd. (the Subsidiary), a foreign entity that is treated as a controlled foreign corporation for U.S. federal income tax purposes. The

52 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

    Fund may invest up to 25% of its total assets in the Subsidiary. The Fund's ability to invest in commodity-related investments, and the means through which any such investments may be made, is limited by tax considerations.

    The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

I.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

J.  Option Writing

    The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

    The average value of contracts open during the year ended October 31, 2014 was $588,468. Written option contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 53

    The Fund held five written put option contracts and one written call option contract that were open at October 30, 2014.

    Transactions in written options for the year ended October 31, 2014 are summarized as follows:

    ----------------------------------------------------------------------------
                                         Number of Contracts   Premium Received
    ----------------------------------------------------------------------------
    Options open at beginning of period                   --      $          --
    Options opened                                   (26,800)       (10,491,155)
    Options exercised                                     --                 --
    Options closed                                     6,050          4,759,897
    Options expired                                       --                 --
    ----------------------------------------------------------------------------
         Options open at end of period               (20,750)     $  (5,731,258)
    ============================================================================

K.  Purchased Options

    The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of contracts open during the year ended October 31, 2014 was $4,082,459. Purchased options open at period end are listed at the end of the Fund's Schedule of Investments.

L.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to

54 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

    When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

    Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

    There were no credit default swap agreements outstanding at October 31, 2014. The average value of swap contracts open during the year ended October 31, 2014 was $800,948.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 55

M.  Total Return Swap Agreements

    The Fund may enter into a total return swap to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

    Total return swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses in the Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange rates, interest rates, securities or the index.

    There were no total return swap agreements outstanding at October 31, 2014. The average value of total return swap contracts open during the year ended October 31, 2014 was $469,903.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at an annual rate of 0.70% of the average daily net assets of the Fund, excluding assets invested in the Subsidiary and on which the Subsidiary pays a management fee.

The Subsidiary has entered into a separate management contract with PIM, pursuant to which PIM manages the assets of the Subsidiary. As compensation for its management services to the Subsidiary and expenses incurred with respect to the Subsidiary, the Subsidiary pays PIM a fee at the annual rate of 0.70% of the Subsidiary's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.20%, 2.10% and 0.90% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through March 1, 2015 for Class C shares and March 1, 2016 for Class A and Class Y shares. Fees waived and expenses reimbursed during the year ended October 31, 2014 are reflected on the Statement of Operations. Fees and expenses of other investment companies in

56 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $34,916 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended October 31, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $  290,679
Class C                                                                  214,604
Class R                                                                       15
Class Y                                                                  579,537
Class Z                                                                      170
--------------------------------------------------------------------------------
  Total                                                               $1,085,005
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $185,919 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2014.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 57 maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $15,895 in distribution fees payable to PFD at October 31, 2014.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2014, CDSCs in the amount of $86,528 were paid to PFD.

5. Basis for Consolidation of the Financial Statements

The consolidated financial statements of the Fund include the accounts of the Subsidiary. All intercompany accounts and transactions have been eliminated. The Subsidiary, a Cayman Islands exempted company, was incorporated on February 10, 2010 and is wholly-owned and controlled by the Fund. The Fund is the sole shareholder of the Subsidiary. It is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. The Fund and the Subsidiary are both managed by PIM. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund. As of October 31, 2014, the Subsidiary represented $43,162,124 or approximately 5.0% of the net assets of the Fund.

6. Forward Foreign Currency Contracts

At October 31, 2014, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the year ended October 31, 2014 was $1,128,195. Open forward foreign currency contracts as of October 31, 2014 were as follows:

58 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

------------------------------------------------------------------------------------------------------
                                 Quantity/
                                 Shares                                                  Net
Currency                         Purchased/                   Settlement  US $ Value     Unrealized
Description     Counterparty     (Sold)         Book Value    Date        at 10/31/14    Appreciation
------------------------------------------------------------------------------------------------------
CHF (Swiss      Brown Brothers
  Franc)        Harriman
                and Co.            (1,243,028)  $ 1,299,966   11/3/14     $ (1,291,323)  $  8,643
CHF (Swiss      Brown Brothers
  Franc)        Harriman
                and Co.            (2,224,243)    2,326,127   11/3/14       (2,310,662)    15,465
DKK (Danish     Brown Brothers
  Krone)        Harriman
                and Co.             7,614,921    (1,280,529)  11/4/14        1,281,660      1,131
EURO            Brown Brothers
  (European     Harriman
  Euro)         and Co.              (425,650)      536,404   11/4/14         (533,255)     3,149
EURO            Brown Brothers
  (European     Harriman
  Euro)         and Co.            (1,319,196)    1,662,451   11/4/14       (1,652,689)     9,762
EURO            Brown Brothers
  (European     Harriman
  Euro)         and Co.              (304,833)      385,126   11/3/14         (381,895)     3,231
EURO            Brown Brothers
  (European     Harriman
  Euro)         and Co.              (660,239)      832,033   11/3/14         (827,147)     4,886
EURO            Brown Brothers
  (European     Harriman
  Euro)         and Co.              (403,068)      507,947   11/3/14         (504,964)     2,983
HKD (Hong       Brown Brothers
  Kong Dollar)  Harriman
                and Co.              (706,689)       91,130   11/4/14          (91,126)         4
HKD (Hong       Brown Brothers
  Kong Dollar)  Harriman
                and Co.            (6,350,845)      818,967   11/4/14         (818,925)        42
HKD (Hong       Brown Brothers
  Kong Dollar)  Harriman
                and Co.              (288,033)       37,145   11/3/14          (37,141)         4
HKD (Hong       Brown Brothers
  Kong Dollar)  Harriman
                and Co.            (9,536,345)    1,229,830   11/3/14       (1,229,687)       143
HKD (Hong       Brown Brothers
  Kong Dollar)  Harriman
                and Co.           (13,889,670)    1,791,129   11/4/14       (1,791,037)        92
JPY (Japanese   Brown Brothers
  Yen)          Harriman
                and Co.          (175,360,672)    1,624,161   11/4/14       (1,562,024)    62,137
------------------------------------------------------------------------------------------------------
Total                                                                                    $111,672
======================================================================================================

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 59

------------------------------------------------------------------------------------------------------
                                 Quantity/
                                 Shares                                                  Net
Currency                         Purchased/                   Settlement  US $ Value     Unrealized
Description     Counterparty     (Sold)         Book Value    Date        at 10/31/14    Depreciation
------------------------------------------------------------------------------------------------------
CHF (Swiss      Brown Brothers
  Franc)        Harriman
                and Co.              (733,930)  $   762,168   11/4/14     $   (762,445)  $    (277)
CHF (Swiss      Brown Brothers
  Franc)        Harriman
                and Co.              (726,883)      754,851   11/4/14         (755,125)       (274)
DKK (Danish     Brown Brothers
  Krone)        Harriman
                and Co.             8,974,909    (1,521,893)  11/3/14        1,510,559     (11,334)
EURO            Brown Brothers
  (European     Harriman
  Euro)         and Co.             1,742,815    (2,186,013)  11/4/14        2,183,399      (2,614)
EURO            Brown Brothers
  (European     Harriman
  Euro)         and Co.             1,943,140    (2,454,963)  11/3/14        2,434,365     (20,598)
EURO            Brown Brothers
  (European     Harriman
  Euro)         and Co.               667,044      (849,948)  11/3/14          835,673     (14,275)
HKD (Hong       Brown Brothers
  Kong Dollar)  Harriman
                and Co.            20,595,343    (2,656,024)  11/3/14        2,655,716        (308)
HKD (Hong       Brown Brothers
  Kong Dollar)  Harriman
                and Co.            16,820,464    (2,169,207)  11/3/14        2,168,955        (252)
HKD (Hong       Brown Brothers
  Kong Dollar)  Harriman
                and Co.            19,282,854    (2,486,602)  11/4/14        2,486,474        (128)
HKD (Hong       Brown Brothers
  Kong Dollar)  Harriman
                and Co.            12,302,238    (1,586,423)  11/4/14        1,586,342         (81)
JPY (Japanese   Brown Brothers
  Yen)          Harriman
                and Co.            52,969,040      (490,590)  11/4/14          471,821     (18,769)
JPY (Japanese   Brown Brothers
  Yen)          Harriman
                and Co.            95,759,893      (879,742)  11/5/14          852,981     (26,761)
JPY (Japanese   Brown Brothers
  Yen)          Harriman
                and Co.            36,877,039      (329,171)  11/6/14          328,482        (689)
JPY (Japanese   Brown Brothers
  Yen)          Harriman
                and Co.           156,408,784    (1,396,133)  11/6/14        1,393,211      (2,922)
JPY (Japanese   Brown Brothers
  Yen)          Harriman
                and Co.           288,649,326    (2,673,422)  11/4/14        2,571,143    (102,279)
THB (Thailand   Brown Brothers
  Baht)         Harriman
                and Co.            55,673,932    (1,710,938)  11/3/14        1,707,266      (3,672)
THB (Thailand   Brown Brothers
  Baht)         Harriman
                and Co.            55,779,285    (1,715,758)  11/4/14        1,710,496      (5,262)
ZAR (South      Brown Brothers
  African Rand) Harriman
                and Co.             9,358,791      (863,532)  11/5/14          846,758     (16,774)
ZAR (South      Brown Brothers
  African Rand) Harriman
                and Co.             9,391,705      (866,569)  11/5/14          849,736     (16,833)
------------------------------------------------------------------------------------------------------
Total                                                                                    $(244,102)
======================================================================================================

60 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

7. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended October 31, 2014, the Fund's expenses were not reduced under such arrangements.

8. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2014, the Fund had no borrowings under the credit facility.

9. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of October 31, 2014.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 61

-------------------------------------------------------------------------
Assets:

                                        Gross Amounts Not Offset
                                           in the Statement of
                                         Assets and Liabilities
                 Gross             ------------------------------------
                 Amounts of                        Cash
                 Recognized         Financial      Collateral  Net
Description      Assets             Instruments    Received    Amount
------------------------------------------------------------------------
Forward foreign
  currency
  contracts      $ 111,672          $  --          $  --       $ 111,672
Written options     --                 --             --          --
------------------------------------------------------------------------
                 $ 111,672          $  --          $  --       $ 111,672
========================================================================

------------------------------------------------------------------------
Liabilities:


                                        Gross Amounts Not Offset
                                           in the Statement of
                                         Assets and Liabilities
                 Gross             ---------------------------------------
                 Amounts of                        Cash
                 Recognized         Financial      Collateral  Net
Description      Liabilities        Instruments    Pledged     Amount
---------------------------------------------------------------------------
Forward foreign
  currency
  contracts      $   244,102        $  --          $  --       $   244,102
Written options    4,109,750           --             --         4,109,750
---------------------------------------------------------------------------
                 $ 4,353,852        $  --          $  --       $ 4,353,852
===========================================================================

10. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of October 31, 2014 were as follows:

--------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as         Asset Derivatives 2014           Liabilities Derivatives 2014
Hedging Instruments      -------------------------------------------------------------------
Under Accounting         Statement of Assets              Statement of Assets
Standards Codification   and Liabilities                  and Liabilities
(ASC) 815                Location            Value        Location            Value
--------------------------------------------------------------------------------------------
Forward Foreign          Net unrealized                   Net unrealized
 Currency Contracts      appreciation on                  depreciation on
                         forward foreign                  forward foreign
                         currency contracts  $  111,672   currency contracts  $  244,102
Futures contracts        Net unrealized                   Net unrealized
                         appreciation on                  depreciation on
                         futures contracts   $1,572,367   futures contracts   $       --
Written Options          Written options     $       --   Written options     $4,109,750
--------------------------------------------------------------------------------------------
  Total                                      $1,684,039                       $4,353,852
============================================================================================

62 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2014 was as follows:

----------------------------------------------------------------------------------------------
                                                                               Change in
Derivatives Not                                                Realized        Unrealized
Accounted for as                                               Gain or         Appreciation
Hedging Instruments                                            Loss on         (Depreciation)
Under Accounting                                               Derivatives     on Derivatives
Standards Codification   Location of Gain or (Loss) on         Recognized      Recognized
(ASC) 815                Derivatives Recognized in Income      in Income       in Income
----------------------------------------------------------------------------------------------
Futures Contracts        Net realized gain (loss) on
                         futures contracts                     $(20,580,439)
Futures Contracts        Change in unrealized appreciation
                         (depreciation) on futures contracts                   $1,163,763
Written Options          Net realized gain (loss) on
                         written options                       $(12,064,032)
Written Options          Change in unrealized appreciation
                         (depreciation) on written options                     $1,621,508
Forward Foreign
 Currency Contracts      Net realized gain (loss) on forward
                         foreign currency contracts            $    211,499
Forward Foreign
 Currency Contracts      Change in unrealized appreciation
                         (depreciation) on forward foreign
                         currency contracts                                    $ (121,920)
Swap Contracts           Net realized gain (loss) on
                         swap contracts                        $  7,377,942

11. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended October 31, 2013.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 63

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ending October 31, 2013 and October 31, 2012, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles or practices, financial statement disclosure, or auditing scope principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities and Exchange Act of 1934.

64 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VI and the Shareowners of Pioneer Multi-Asset Real Return Fund:
--------------------------------------------------------------------------------

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Pioneer Multi-Asset Real Return Fund and subsidiary (the "Fund") (one of the funds constituting Pioneer Series Trust VI), as of October 31, 2014, and the related consolidated statements of operations and changes in net assets, and the consolidated financial highlights for year then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit. The consolidated statement of changes in net assets of the Fund for the year ended October 31, 2013, and the consolidated financial highlights for the years ended October 31, 2013, 2012, 2011 and the period ended October 31, 2010 were audited by other auditors. Those auditors expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights in their report dated December 23, 2013.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Multi-Asset Real Return Fund as of October 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
December 24, 2014

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 65

ADDITIONAL INFORMATION (unaudited)

For the year ended October 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2014 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 25.39%.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 26.24%.

66 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Multi-Asset Real Return Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2014 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2014 and July 2014. Supplemental contract review materials were provided to the Trustees in September 2014. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2014, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2014, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2014.

At a meeting held on September 16, 2014, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 67 factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

PIM also serves as the investment adviser to Pioneer Cayman Commodity Fund, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Trustees, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for the Subsidiary (the Subsidiary Management Agreement) for another year. The factors considered by the Trustees in approving the renewal of the Subsidiary Management Agreement were substantially the same as the factors described below with respect to the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non- Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

68 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss analysis and data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees confirmed that these regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. For purposes of their contract renewal deliberations, the Trustees considered the discussions held throughout the year regarding the Fund's performance and the performance results of the Fund over various time periods, including the Fund's performance results for periods ended June 30, 2014. The Trustees indicated that the Fund's performance was satisfactory and supported the renewal of the investment advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2014 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees noted that although assets invested by the Fund in the Subsidiary are excluded from the calculation of the Fund's management fee, the Fund indirectly pays a management fee with respect to assets invested in the Subsidiary because the Subsidiary pays a management fee pursuant to the Subsidiary Management Agreement. The Trustees noted that the Subsidiary pays PIM a management fee at the same rate that the Fund pays PIM.

The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2014 was in the second quintile relative to its Morningstar peer group and in the second quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the twelve months ended June 30, 2014 was in the second quintile relative to its Morningstar peer group and in the second quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 69 and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

70 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that each of the investment advisory agreement between PIM and the Fund and the Subsidiary Management Agreement, including, in each case, the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement for the Fund and the Subsidiary Management Agreement.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 71

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 53 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

72 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                   Other Directorships
Position Held With the Fund  Length of Service       Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (64)         Trustee since 2010.     Private investor (2004-2008 and              Director, Broadridge Financial
Chairman of the Board        Serves until a          2013-present); Chairman (2008 - 2013) and    Solutions, Inc. (investor
and Trustee                  successor trustee is    Chief Executive Officer (2008 - 2012),       communications and securities
                             elected or earlier      Quadriserv, Inc. (technology products for    processing provider for financial
                             retirement or removal.  securities lending industry); and Senior     services industry) (2009 -
                                                     Executive Vice President, The Bank of New    present); Director, Quadriserv,
                                                     York (financial and securities services)     Inc. (2005 - 2013); and
                                                     (1986 - 2004)                                Commissioner, New Jersey State
                                                                                                  Civil Service Commission (2011 -
                                                                                                  present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (70)           Trustee since 2010.     Managing Partner, Federal City Capital       Director of Enterprise Community
Trustee                      Serves until a          Advisors (corporate advisory services        Investment, Inc. (privately-held
                             successor trustee is    company) (1997 - 2004 and 2008 - present);   affordable housing finance
                             elected or earlier      Interim Chief Executive Officer, Oxford      company) (1985 - 2010); Director
                             retirement or removal.  Analytica, Inc. (privately-held research and of Oxford Analytica, Inc. (2008 -
                                                     consulting company) (2010); Executive Vice   present); Director of The Swiss
                                                     President and Chief Financial Officer,       Helvetia Fund, Inc. (closed-end
                                                     I-trax, Inc. (publicly traded health care    fund) (2010 - present); and
                                                     services company) (2004 - 2007); and         Director of New York Mortgage
                                                     Executive Vice President and Chief Financial Trust (publicly traded mortgage
                                                     Officer, Pedestal Inc. (internet-based       REIT) (2004 - 2009, 2012 -
                                                     mortgage trading company) (2000 - 2002)      present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (70)    Trustee since 2010.     William Joseph Maier Professor of Political  Trustee, Mellon Institutional
Trustee                      Serves until a          Economy, Harvard University (1972 - present) Funds Investment Trust and Mellon
                             successor trustee is                                                 Institutional Funds Master
                             elected or earlier                                                   Portfolio (oversaw 17 portfolios
                             retirement or removal.                                               in fund complex) (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 73

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                    Other Directorships
Position Held With the Fund  Length of Service        Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (67)    Trustee since 2010.      Founding Director, Vice President and        None
Trustee                      Serves until a successor Corporate Secretary, The Winthrop Group,
                             trustee is elected or    Inc. (consulting firm) (1982 - present);
                             earlier retirement or    Desautels Faculty of Management, McGill
                             removal.                 University (1999 - present); and Manager of
                                                      Research Operations and Organizational
                                                      Learning, Xerox PARC, Xerox's advance
                                                      research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (66)     Trustee since 2010.      President and Chief Executive Officer,       Director of New America High
Trustee                      Serves until a successor Newbury, Piret & Company, Inc. (investment   Income Fund, Inc. (closed-end
                             trustee is elected or    banking firm) (1981 - present)               investment company) (2004 -
                             earlier retirement or                                                 present); and member, Board of
                             removal.                                                              Governors, Investment Company
                                                                                                   Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (67)**     Trustee since 2014.      Consultant (investment company services)     None
Trustee                      Serves until a successor (2012 - present); Executive Vice President,
                             trustee is elected or    BNY Mellon (financial and investment company
                             earlier retirement or    services) (1969 - 2012); Director, BNY
                             removal.                 International Financing Corp. (financial
                                                      services) (2002 - 2012); and Director,
                                                      Mellon Overseas Investment Corp. (financial
                                                      services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

74 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                   Other Directorships
Position Held With the Fund  Length of Service       Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (56)*      Trustee since 2014.     Director and Executive Vice President        None
Trustee                      Serves until a          (since 2008) and Chief Investment Officer,
                             successor trustee is    U.S. (since 2010), of PIM-USA; Executive
                             elected or earlier      Vice President of Pioneer (since 2008);
                             retirement or removal.  Executive Vice President of Pioneer
                                                     Institutional Asset Management, Inc. (since
                                                     2009); Portfolio Manager of Pioneer (since
                                                     1999)
------------------------------------------------------------------------------------------------------------------------------------

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 75

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                   Other Directorships
Position Held With the Fund  Length of Service       Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (58)**   Advisory Trustee since  Chief Investment Officer, 1199 SEIU National None
                             2014.                   Benefit and Pension Funds (health care
                                                     workers union pension Funds) (2001 -
                                                     present); Vice President - International
                                                     Investments Group, American International
                                                     Group, Inc. (insurance company) (1993 -
                                                     2001); Vice President, Corporate Finance
                                                     and Treasury Group, Citibank, N.A. (1980 -
                                                     1986 and 1990 - 1993); Vice President -
                                                     Asset/Liability Management Group, Federal
                                                     Farm Funding Corp. (government-sponsored
                                                     Issuer of debt securities) (1988 - 1990);
                                                     Mortgage Strategies Group, Shearson Lehman
                                                     Hutton, Inc. (investment bank) (1987 -
                                                     1988); and Mortgage Securities Group,
                                                     Drexel Burnham Lambert, Ltd. (investment
                                                     bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer or director of the Fund's investment adviser and certain of its affiliates.

** Mr. Ricciardi became a Trustee and Ms. Monchak became a non-voting Advisory Trustee on November 11, 2014.

76 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                    Term of Office and                                                      Other Directorships
Position Held With the Fund      Length of Service        Principal Occupation                           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (52)               Since 2014. Serves at    Chair, Director, CEO and President of          None
President and                    the discretion of the    Pioneer Investment Management USA (since
Chief Executive Officer          Board.                   September 2014); Chair, Director, CEO and
                                                          President of Pioneer Investment Management,
                                                          Inc. (since September 2014); Chair,
                                                          Director, CEO and President of Pioneer Funds
                                                          Distributor, Inc. (since September 2014);
                                                          Chair, Director, CEO and President of
                                                          Pioneer Institutional Asset Management, Inc.
                                                          (since September 2014); and Chair, Director,
                                                          and CEO of Pioneer Investment Management
                                                          Shareholder Services, Inc. (since September
                                                          2014); Managing Director, Morgan Stanley
                                                          Investment Management (2010 - 2013); and
                                                          Director of Institutional Business, CEO of
                                                          International, Eaton Vance Management (2005
                                                          - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (49)       Since 2010. Serves at    Vice President and Associate General Counsel   None
Secretary and Chief              the discretion of the    of Pioneer since January 2008; Secretary and
Legal Officer                    Board.                   Chief Legal Officer of all of the Pioneer
                                                          Funds since June 2010; Assistant Secretary
                                                          of all of the Pioneer Funds from September
                                                          2003 to May 2010; and Vice President and
                                                          Senior Counsel of Pioneer from July 2002 to
                                                          December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (53)           Since 2010. Serves at    Fund Governance Director of Pioneer since      None
Assistant Secretary              the discretion of the    December 2006 and Assistant Secretary of all
                                 Board.                   the Pioneer Funds since June 2010; Manager -
                                                          Fund Governance of Pioneer from December
                                                          2003 to November 2006; and Senior Paralegal
                                                          of Pioneer from January 2000 to November
                                                          2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52)                Since 2010. Serves at    Senior Counsel of Pioneer since May 2013 and   None
Assistant Secretary              the discretion of the    Assistant Secretary of all the Pioneer Funds
                                 Board.                   since June 2010; Counsel of Pioneer from
                                                          June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (55)             Since 2010. Serves at    Vice President - Fund Treasury of Pioneer;     None
Treasurer and Chief Financial    the discretion of the    Treasurer of all of the Pioneer Funds since
and Accounting Officer           Board.                   March 2008; Deputy Treasurer of Pioneer from
of the Fund                                               March 2004 to February 2008; and Assistant
                                                          Treasurer of all of the Pioneer Funds from
                                                          March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (49)            Since 2010. Serves at    Director - Fund Treasury of Pioneer; and       None
Assistant Treasurer              the discretion of the    Assistant Treasurer of all of the Pioneer
                                 Board.                   Funds
------------------------------------------------------------------------------------------------------------------------------------

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 77

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                    Term of Office and                                                      Other Directorships
Position Held With the Fund      Length of Service        Principal Occupation                           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (56)               Since 2010. Serves at    Fund Accounting Manager - Fund Treasury of     None
Assistant Treasurer              the discretion of the    Pioneer; and Assistant Treasurer of all of
                                 Board.                   the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)            Since 2010. Serves at    Fund Administration Manager - Fund Treasury    None
Assistant Treasurer              the discretion of the    of Pioneer since November 2008; Assistant
                                 Board.                   Treasurer of all of the Pioneer Funds since
                                                          January 2009; and Client Service Manager -
                                                          Institutional Investor Services at State
                                                          Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (62)             Since 2010. Serves at    Chief Compliance Officer of Pioneer and of     None
Chief Compliance Officer         the discretion of the    all the Pioneer Funds since March 2010;
                                 Board.                   Director of Adviser and Portfolio Compliance
                                                          at Pioneer since October 2005; and Senior
                                                          Compliance Officer for Columbia Management
                                                          Advisers, Inc. from October 2003 to October
                                                          2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (43)             Since 2010. Serves at    Director - Transfer Agency Compliance of       None
Anti-Money Laundering Officer    the discretion of the    Pioneer and Anti-Money Laundering Officer of
                                 Board.                   all the Pioneer funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

78 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14
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80 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14
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              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 81
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82 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14
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              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14 83
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84 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 24440-04-1214

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
The audit services provided to the Trust were totaled approximately $106,469 payable to Deloitte & Touche
LLP for the year ended October 31, 2014 and $77,450 were paid to the former auditor, Ernst & Young LLP for the year ended October 31, 2013.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no audit related fees and other fees for the Trust payable to Deloitte & Touche LLP for the year ended October 31, 2014 and no audit related fees and other fees were paid to the former auditor, Ernst & Young LLP for the year ended October 31, 2013.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $17,500 payable to Deloitte & Touche LLP for the year ended October 31,
2014 and $16,262 were paid to the former auditor, Ernst & Young LLP for the year ended October 31, 2013.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no audit related fees and other fees for the Trust payable to Deloitte & Touche LLP for the year ended October 31, 2014 and no audit related fees and other fees were paid to the former auditor, Ernst & Young LLP for the year ended October 31, 2013.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended October 31, 2014 and 2013, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $17,500 payable to Deloitte & Touche LLP for the year ended
October 31, 2014 and $16,262 were paid to the former auditor, Ernst & Young LLP for the year ended October 31,
2013.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule
2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VI


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 29, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 29, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 29, 2014

* Print the name and title of each signing officer under his or her signature.